UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire 745 Fifth Avenue New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2019 - December 31, 2019

1

Item 1.  Reports to Shareholders.

royceinvest.com

ROYCE Investment Partners

TheRoyceFunds

The Royce Funds 2019 Annual

Review and Report to Shareholders

December 31, 2019

Royce Dividend Value Fund

Royce Global Financial Services Fund

Royce International Premier Fund

Royce Micro-Cap Fund

Royce Opportunity Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Value Fund

Royce Smaller-Companies Growth Fund

Royce Special Equity Fund

Royce Total Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.royceinvest.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor with the Funds, by calling 1-800-841-1180. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-841-1180 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with our fund complex if you invest directly with the Funds.

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Letter to Our Shareholders

A BIG YEAR FOR STOCKS

A period of pauses, pivots, and rallies, 2019 ended as a highly rewarding year for equities. The major domestic and international indexes posted healthy double-digit returns, most in the range of 20-35%. The small-cap Russell 2000 Index gained 25.5% while the Russell Top 50 Mega Cap Index advanced 32.9%, the large-cap Russell 1000 Index was up 31.4%, and the Russell Microcap Index increased 22.4%—generally, bigger was better in 2019. Still, the 25.5% gain for the Russell 2000 placed it in the index’s top 27% of calendar-year showings since its 1978 inception. The advance was also impressively broad, with 70% of the stocks in the small-cap index posting positive returns, 61% advancing at least 10%, and 49% posting a calendar-year gain of 20% or more. Additionally, 10 of 11 Russell 2000 sectors were positive for the year (Energy was the sole detractor).

Although many investors think that some event, or series of events, must be present to propel share prices, there are times when the absence of negative developments is more than enough to push stocks consistently upward. This was the case in 2019, when both a recession and a more hawkish Fed failed to materialize, which was all it took to kick-start the recovery that succeeded the dramatic downturn that saw out 2018. The Fed’s course was especially interesting. Arguably out of touch with the anxieties bred by slipping oil prices and an inverted yield curve in December 2018, the Fed raised rates and announced that 2019 would likely see at least two more hikes—all of this based on the central bank’s cautiously optimistic outlook on the U.S. economy. Once the market’s plunge showed that investors did not share this view, the Fed paused, saying it would hold the line on rates. The central bank then pivoted in July 2019, reversing course by lowering rates—which it proceeded to do again in September and October. These cuts fueled a healthy fourth quarter and helped stocks to end the year on a decidedly upbeat note.

WHAT WILL FOLLOW MEGA-CAP MANIA?

Performance in 2019 was mostly in line with previous snapbacks off precipitous declines—biotech, software, and other growth stocks were among those that did best, along with non-dividend payers and companies with high debt. The somewhat peculiar exception to the pattern was large-cap outperformance. In high-octane markets such as what we saw in 2019, small-cap stocks have typically contended with few, if any, competitors for leadership. This pattern was undone by the ongoing leadership of mega-cap stocks—including the now familiar “FAANG” group of Facebook, Apple, Amazon, Netflix, and Google—which have led the market by a substantial margin over the last 18 months. For example, from 6/30/18-12/31/19, the Russell

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LETTER TO OUR SHAREHOLDERS

Top 50 Index advanced 26.1% cumulatively compared with a paltry 3.7% gain for small-caps—and a decline of 3.9% for micro-caps.

If the dominance of mega-caps were to unwind, or even pause, we see the potential for a subsequent rotation to small-caps. We think one point effectively illustrates the size of the potential opportunity: over the last 20 years, the 50 biggest stocks in the Russell 3000 Index have averaged a combined total market cap of about four times the total market cap of the Russell 2000. At the end of 2019, however, that ratio was more than six times, which is higher than it was even at the height of the Internet bubble in 2000. We’re certainly not expecting mega-caps to collapse any time soon, which would be anomalous behavior in what we think will be an advancing market. But we do think a performance pause at their current high valuations could occur, allowing small- and micro-cap stocks to catch up.

We may have seen the first seeds of such a leadership reversal in the last four months of 2019, which from our perspective provided the year’s most compelling developments. Beginning on August 27th, several reversals inverted previous market leadership patterns, each of which held through the end of 2019: small-caps outpaced large-caps, cyclicals outperformed defensives, small-cap value beat small-cap growth, and micro-caps led domestic equity performance. What was of particular interest to us about these reversals was their simultaneity. Leadership rotation is common, but the changes typically emerge over longer stretches of time before they take root.

August’s Reversals Held

Late August Saw Key Market Shifts That Held Through The End Of 2019

Equally important, we would also argue that valuations—both relative and absolute—must be kept in mind when looking at returns. In spite of the performance boosts that came with the late August reversals, relative valuations for small-cap versus large-cap, small-cap cyclicals versus small-cap defensives, and small-cap value versus small-cap growth still looked attractive to us. At the end of 2019, each remained near the 20-year lows they hit in late August.

Small-Cap’s Relative Valuation Is Below Its Long-Term Average

Russell 2000 vs. Russell 1000 Median LTM EV/EBIT¹ (ex. Negative EBIT Companies) from 12/31/01 to 12/31/19

1 Earnings before interest and taxes. Source: FactSet

As the chart above shows, small-cap stocks have lagged large-caps for so long that they were relatively cheaper at the end of 2019 than at any other time since 2001 based on our favorite valuation metric, EV/EBIT, (enterprise value over earnings before interest and taxes).

BEWARE OF THE CALENDAR

When thinking about the prospects for small-cap performance, we think it’s important to avoid a common pitfall that we all stumble into occasionally—the tendency to put more emphasis on year-end results than on other month-end periods. From the vantage point of the calendar year, small-cap performance certainly looks good. But if we look at the two-year annualized return for the Russell 2000, we see a markedly lower gain of 5.7%. Moreover, three- and five-year annualized returns for the Russell 2000 were below their respective monthly rolling averages since inception (12/31/78) at the end of 2019.

Recent 3- and 5-Year Returns Lower Than History

Russell 2000 Average Annual Total Returns vs. Long-Term Rolling Monthly Averages as of 12/31/19

Finally, the Russell 2000 finished 2019 2.2% off its most recent peak—and all-time high—reached on 8/31/18. What do these observations of historical performance suggest? Taken together, we think they suggest that, despite 2019’s strong calendar-year return, caution or pessimism about future small-cap returns and opportunities may be misplaced.

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LETTER TO OUR SHAREHOLDERS

THE CASE FOR SMALL-CAP CYCLICALS

To be sure, we believe that small-cap stocks are more than capable of a strong run in 2020—and certainly resumed market leadership could be part of the equation. Even after a terrific 2019, many small-caps are still carrying what we would call a recession discount from the deep downturn at the end of 2018. Small-cap cyclicals continued to trade at a significant valuation discount to defensives at the end of 2019—based on EV/EBIT. In fact, the spread was wider than it was in October 2008, when a recession was exacerbated by the Great Financial Crisis.

These historically low relative valuations offer support for our view that late August’s performance reversals can be sustained in 2020. This confidence has led us to be active buyers in areas as diverse as energy services; healthcare devices, diagnostics, and testing; paper & packaging; semiconductors & semiconductor equipment; chemicals; and consumer finance.

Small-Cap Cyclicals Are Relatively Cheaper Than in 2008

Russell 2000 Relative Median EV/EBIT (Ex Negative EBIT) From 12/31/99 to 12/31/19

Small-caps have also historically outpaced large-caps when the economy is growing and have lagged when it’s contracting. They have beaten large-caps, for example, in 70% of all trailing monthly rolling one-year periods—74 out of 106—when the ISM PMI rose over the last 20 years.1 This dynamic holds true for cyclicals versus defensives as well. So if the most recent slowdown is behind us, and the global economy is gradually improving (which appears to be the case), then renewed expansion supports a continuation of August’s reversals.

THE GLOBAL SMALL-CAP SCENE

Our confidence for small-cap extends beyond our borders. Japan has shown intermittent but promising signs of renewed growth, as had

1 The ISM PMI rose in 106 of 229 periods.

China prior to the outbreak of the coronavirus. Europe, particularly Germany, has been caught in the middle of the U.S.-China trade and tariff disputes given its more export-driven economies. It was also slowed by the protracted uncertainty over Brexit. Yet December showed marginal improvements through much of Europe, including upticks in business confidence and retail sales, which indicate that the global economy has bottomed—it grew by about 2% in 2019. If it were to begin rebounding towards the 20-year average annual nominal GDP rate of around 5%—a not unreasonable expectation, we think—then that should create tailwinds to sustain small-cap cyclicals.

Also worth noting is that the cumulative two-year return for non-U.S. small-caps, as measured by the MSCI ACWI ex USA Small Cap Index, was essentially flat, up just 0.1%. Over this same period, however, earnings have been growing at a healthy clip, suggesting that returns can narrow this gap. We think that the combination of attractive valuations for cyclicals, a strengthening global economy, and the flat two-year return imply that the next few years are likely to be at least as good for international small-caps as the last few—and quite possibly better.

Of course, our greatest source of confidence is not macroeconomic analysis or the examination of long-term performance patterns (though they certainly help)—it comes from our own research into companies and industries as well as the numerous conversations we have with small-cap management teams. Much to our satisfaction, most of the management teams we’ve been meeting with report that they are hiring or holding steady and seeing little if any contraction in their orders or demand.

GOOD-BYE TO ALL THAT?

2019 closes out one of the most interesting—and challenging—decades that we have seen in more than 45 years of managing small-cap portfolios. It was a decade in which financial assets performed far better than the economy did—mostly due to frequent central bank interventions that suppressed rates and kept the capital markets flush with liquidity. We also saw developments that we would never have thought possible, such as negative interest rates. In addition, years of highly accommodative monetary policy had the unintended consequence of creating few, if any, penalties for companies that borrowed extensively.

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LETTER TO OUR SHAREHOLDERS

Does the Small-Cap Recovery Have Room to Run?

Russell 2000 Declines and Two Subsequent Calendar Year’s Performance from 12/31/78 through 12/31/19 (%)

Past performance is no guarantee of future results.

We anticipate that each of these unusual developments should unwind to some extent over the next decade. This makes us highly confident about the prospects for select small-caps, particularly in cyclical areas, that haven’t fully participated in the decade that just passed. However, the persistence of these peculiar developments has thrown up numerous road blocks on the road back to normalization. (Indeed, one thing that has not changed over the last 10 years is the humbling nature of the prediction business.)

The question is whether or not the last decade-plus (stretching back to the 2007 market peaks and the Great Financial Crisis of 2008) of slow growth, historically low rates, and regular central bank interventions represents a “New Normal.” While our initial contention was that it did not, we now suspect that we will arrive at a blend of the old and the new. As Mark Twain is said to have quipped, “History doesn’t repeat itself, but it often rhymes.” Perhaps, then, this will result in a series of lows—low rates, low inflation, and low (by which we mean slow) economic growth—which will translate into lower U.S. equity returns than what we have seen over the last decade, along with more frequent bouts of volatility and wider variations in stock returns. While this menu may seem unpalatable, periods with more modest performance have historically been very favorable for disciplined active management approaches.

FAVORABLE CONDITIONS FOR SMALL-CAPS

The current backdrop looks quite promising to us for solid to strong small-cap performance overall thanks to the four favorable factors that we cited in July’s “Letter to Our Shareholders”—low inflation, modest valuations, moderate growth, and ample access to capital. Together, they suggest that small-cap returns can go higher, especially the many small-cap cyclical areas that we typically like best. A few historical factors are also worth noting. Over the past 30 years, 76% of all monthly rolling one-year returns for the Russell 2000 have been positive—with an average return of 11.5%. So investors who are bearish on small-cap stocks are betting against the odds. To get a firmer sense of what 2020 may hold, we went back to the inception of the Russell 2000 and looked at the 11 calendar years when small-caps declined, as in 2018, and examined what happened in the second subsequent year. In nine of those 11 years the small-cap index advanced by an average of 14.5%. (2000 and 2002 were the exceptions.)

And two consecutive years of double-digit increases are fairly common for small-caps. Periods in which a healthy second year followed a strong one occurred in the following two-year spans: 1988-89, 1991-92, 1995-96, 2003-04, 2009-10, 2012-13, and 2016-17. With the favorable conditions we’ve outlined above in mind, we suspect that the current small-cap rally can continue, with the potential to add 2019-20 to this list.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer, and	Co-Chief Investment Officer,
Royce Investment Partners	Co-Chief Investment Officer,	Royce Investment Partners
Royce Investment Partners
January 31, 2020

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Performance and Expenses

Performance and Expenses

									ANNUAL OPERATING EXPENSES (%)
							45-YR/SINCE	INCEPTION
	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	INCEPTION	DATE	GROSS	NET
Royce Dividend Value Fund	29.78	9.76	7.73	10.43	8.22	N/A	8.71	5/3/04	1.43	1.34
Royce Global Financial Services Fund	24.17	9.60	7.22	10.20	7.62	N/A	8.07	12/31/03	1.77	1.58
Royce International Premier Fund	34.22	17.86	13.49	N/A	N/A	N/A	8.59	12/31/10	1.59	1.44
Royce Micro-Cap Fund	21.16	5.17	3.84	5.66	5.79	8.51	10.40	12/31/91	1.25	1.24
Royce Opportunity Fund	28.21	7.74	7.02	11.09	7.77	10.43	11.68	11/19/96	1.20	1.20
Royce Pennsylvania Mutual Fund	26.56	9.95	8.28	10.52	8.08	10.12	15.37	N/A	0.92	0.92
Royce Premier Fund	34.13	14.15	10.52	11.30	9.69	11.01	11.77	12/31/91	1.17	1.17
Royce Small-Cap Value Fund	18.21	4.92	4.35	7.20	6.87	N/A	9.06	6/14/01	1.53	1.49
Royce Smaller-Companies Growth Fund	23.67	9.36	7.03	9.16	7.08	N/A	10.77	6/14/01	1.52	1.49
Royce Special Equity Fund	12.63	3.07	4.88	8.65	7.09	10.32	8.62	5/1/98	1.18	1.18
Royce Total Return Fund	23.45	7.09	7.49	10.36	7.49	9.45	10.48	12/15/93	1.20	1.20
INDEX
Russell 2000	25.52	8.59	8.23	11.83	7.92	7.59	N/A	N/A	N/A	N/A
Russell Microcap	22.43	6.39	6.57	11.26	6.16	N/A	N/A	N/A	N/A	N/A
Russell 2000 Value	22.39	4.77	6.99	10.56	6.92	9.41	N/A	N/A	N/A	N/A
Russell 2500	27.77	10.33	8.93	12.58	8.79	8.68	N/A	N/A	N/A	N/A
MSCI ACWI ex USA Small Cap	22.42	9.65	7.04	6.92	6.92	6.71	N/A	N/A	N/A	N/A

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Investment and Service Class shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce International Premier Fund). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.royceinvest.com. All performance and expense information reflects results of the Funds’ oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 12/31/19 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business, to the extent necessary to maintain net operating expenses at or below: 1.24% for Royce Micro-Cap Fund; 1.34% for Royce Dividend Value Fund; 1.44% for Royce International Premier Fund; 1.49% for Royce Global Financial Services, Small-Cap Value, and Smaller-Companies Growth Funds through April 30, 2020. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Service Class shares bear an annual distribution expense that is not borne by the Funds’ Investment Class. If such distribution expenses had been reflected for Funds showing Investment Class performance, returns would have been lower. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Certain Funds generally invest a significant portion of their assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any of these stocks would cause their overall value to decline to a greater degree. A broadly diversified portfolio, however, does not ensure a profit or guarantee against loss. This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Value Index consists of the respective value stocks within the Russell 2000 as determined by Russell Investments. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, LLC.

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The Royce Funds and Relative Risk-Adjusted Rolling Returns

We have always believed that a long-term perspective is crucial for determining the success of an investment approach.

Flourishing in an up market is wonderful, but surviving a bear market by losing less (or not at all) is equally desirable, making results over bull and bear periods the true tests of a portfolio’s mettle. This is why we prefer to examine results that include up and down market phases—primarily by looking at rolling return periods.

Our rationale for using long-term rolling periods is based on the fact that investors buy and sell at many times throughout any given year. In our view, examining performance over a larger series of dates using rolling returns provides a more comprehensive picture of performance, providing a more in-depth measure than calendar-based annualized periods. This allows an investor to evaluate the consistency of performance over time—including the ups and downs of market cycles.

Closely related to this preference for rolling period analysis is the idea that the success of an investment approach should also be evaluated based on the return it generates compared with the amount of risk taken. We aim to achieve strong, long-term absolute and relative returns on both a traditional and risk-adjusted basis. We use Sharpe ratios, a widely used measure of return per unit of risk that measures the volatility of returns to gauge how our major domestic strategies with more than 20 years of history have fared versus their benchmark, the Russell 2000 Index. We calculate the Sharpe Ratio for each relevant Fund and the index for each rolling five- and 10-year period over the past 20 years and then show both the average Sharpe ratio for these periods as well as each Fund’s batting average—that is, the number and percentage of times the Fund beat the index over the total number of periods—as a measure of that Fund’s success.

We are very pleased that on a monthly rolling risk-adjusted basis, our four largest Funds had higher average Sharpe Ratios than the Russell 2000 for the majority of both the 10- and 5-year periods for the 20 years ended 12/31/19.

Royce Funds Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

5- and 10-Year Monthly Rolling Sharpe Ratios–20 Years through 12/31/19

Included are all Royce Funds benchmarked against the Russell 2000 with at least 20 years of history.

The Sharpe Ratio is calculated for a specified period by dividing the fund or index’s average excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund or index’s historical risk-adjusted performance.

Standard deviation is a statistical measure within which a fund or index’s total returns have varied over time. The greater the standard deviation, the greater a fund or index’s volatility. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Past performance is no guarantee of future results. For more information on performance please see page 6.

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MANAGERS’ DISCUSSION (UNAUDITED)
Royce Dividend Value Fund (RDV)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE

Royce Dividend Value Fund came back strong in 2019, advancing 29.8% and outpacing its small- and smid-cap benchmarks, the Russell 2000 and Russell 2500 Indexes, which rose 25.5% and 27.8%, respectively, for the same period. The Fund also beat the Russell 2000 for the three-, 15-year, and since inception (5/3/04) periods ended 12/31/19. The portfolio’s performance was notable in that small-cap dividend payers lagged their non-dividend-paying peers in 2019.

WHAT WORKED… AND WHAT DIDN’T

Nine of the 10 equity sectors in which the Fund held investments had a positive impact on 2019’s performance. Two areas dominated, as Financials and Industrials—the portfolio’s two largest sectors—made respective contributions that more than doubled the positive impact of Information Technology, the third-largest contributor. Consumer Staples detracted very modestly while the smallest contributions came from Real Estate and Consumer Discretionary. At the industry level, capital markets (Financials) made by far the biggest positive impact, followed by notable contributions from metals & mining (Materials) and machinery (Industrials). Detractors at this level had a far more modest effect and were led by food & staples retailing (Consumer Staples), chemicals (Materials), and textiles, apparel & luxury goods (Consumer Discretionary).

The Fund’s top contributing position was global investment firm Carlyle Group, whose shares reaped the rewards of sustained earnings growth. This was the result of successful deals—both acquisitions and sales—as well as more than doubling its fee-related earnings from the prior-year period in the second quarter and boosting its total assets under management to a record-high $223 billion in July 2019. The firm also pays a steady dividend. KBR, another consistent dividend payer, offers differentiated engineering and related services and technologies. The company operates in three synergistic segments: Government Solutions, Technology Solutions, and Energy Solutions. Its shares benefited from KBR exceeding earnings estimates for four consecutive quarters as of October 2019. This growth was driven by robust book-to-bill rates and notable strength in its Energy Solutions division. Each company was a top-10 holding at year-end.

The top detractor at the position level was Value Partners Group, an asset management business that focuses mainly on investors in China and other parts of the Asia-Pacific region. We were initially drawn to its success managing assets with a risk-conscious, value orientation and dominant position in a fast-growing region. We chose to sell our stake in Dividend Value’s portfolio in August, however, after the company reported double-digit second-quarter declines in its revenues and operating income from the previous year. We maintained our position in the Fund’s next largest detractor, American Eagle Outfitters, which designs, markets, and sells its own brand of casual clothing, targeting younger consumers with affordable, high-quality merchandise. Few areas have been hit harder by the expansion of e-commerce than brick-and-mortar clothing retailers. While this has created challenges for American Eagle’s business, we think its stock’s decline was more attributable to the misguided perception that retail is dying—as opposed to changing. We therefore placed greater weight on the company’s efforts to navigate the seismic shifts faced by its industry. Additionally, a new denim cycle began in 2019 and the firm’s subbrand, Aerie, is growing rapidly.

Outperformance relative to the Russell 2000 was driven entirely by stock selection—sector allocation was negative in the calendar year. The biggest advantages on a sector level came from stock selection in Financials (where our larger exposure detracted slightly) and Industrials, where our overweight also proved additive. Savvy stock picks also gave us an advantage in Energy that more than compensated for the negative effect of our sector overweight. Among the Fund’s industries, the aforementioned capital markets group was especially strong on a relative basis. Conversely, stock selection detracted from relative performance in Consumer Discretionary, as did our lower exposure to Health Care, particularly in biotechnology, where conservatively capitalized dividend payers are thin on the ground. The portfolio’s cash position also detracted from results versus the small-cap index.

Top Contributors to Performance		Top Detractors from Performance
For 2019 (%)[1]		For 2019 (%)[2]
Carlyle Group	1.81	Value Partners Group	-0.30
KBR	1.79	American Eagle Outfitters	-0.21
KKR & Co. Cl. A	1.48	Designer Brands Cl. A	-0.21
HEICO Corporation Cl. A	1.46	Alliance Resource Partners L.P.	-0.18
Reliance Steel & Aluminum	1.44	FamilyMart	-0.15
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

The backdrop looks quite favorable to us for solid to strong small-cap performance overall. We have previously cited four favorable factors in the current market environment—low inflation, modest valuations, moderate growth, and ample access to capital, which all remain in force and which suggest that small-cap returns can go higher. We see a global economy that’s showing signs of renewed life (the coronavirus outbreak not withstanding), an ISM Manufacturing Index that’s been incrementally rising (despite December’s setback), and, most important, valuations that range from reasonable to attractive among the many small-cap cyclical areas that we typically like best. During the second half of 2019, we increased investments in professional services firms that appear well positioned to benefit from a growing economy and added a turnaround investment in a consumer rental business that’s been benefiting from cost containment, increased traffic trends, and improved cash flows while reducing its debt load.

8 | The Royce Funds 2019 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYDVX RDVIX RDIIX RDVCX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/19

	JUL-DEC 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (5/3/04)
RDV	7.52	29.78	9.76	7.73	10.43	8.22	8.71
Annual Gross Operating Expenses: 1.43% Annual Net Operating Expenses: 1.34%

1 Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

Since Inception Through 12/31/19

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 88% of all 10-year periods and 52% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]
10-year	60/68	88%	0.55	0.51
5-year	66/128	52%	0.56	0.54

1 Average of monthly rolling Sharpe Ratios over the specified periods.

Morningstar Style Map™ As of 12/31/19

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 5/3/04 as of 12/31/19 ($)

Top 10 Positions

% of Net Assets

HEICO Corporation Cl. A	3.3
KKR & Co. Cl. A	3.3
FLIR Systems	3.3
KBR	3.1
Carlyle Group	2.7
Reliance Steel & Aluminum	2.6
Franco-Nevada	2.6
Quaker Chemical	2.6
AptarGroup	2.5
SEI Investments	2.4

Portfolio Sector Breakdown

% of Net Assets

Financials	29.6
Industrials	24.6
Materials	14.1
Information Technology	9.5
Consumer Discretionary	8.2
Energy	5.7
Health Care	2.1
Utilities	1.8
Consumer Staples	0.5
Real Estate	0.5
Cash and Cash Equivalents	3.4

Calendar Year Total Returns (%)

YEAR	RDV
2019	29.8
2018	-16.2
2017	21.7
2016	16.4
2015	-5.7
2014	-2.1
2013	30.7
2012	16.9
2011	-4.5
2010	30.1
2009	37.7
2008	-31.5
2007	-0.0
2006	19.9
2005	7.3

Upside/Downside Capture Ratios

Periods Ended 12/31/19 (%)

	UPSIDE	DOWNSIDE
10-Year	86	84
From 6/30/04 (Start of Fund’s First Full Quarter)	89	78

Portfolio Diagnostics

Fund Net Assets	$104 million
Number of Holdings	79
Turnover Rate	8%
Average Market Capitalization[1]	$4,704 million
Weighted Average P/E Ratio [2,3]	18.6x
Weighted Average P/B Ratio [2]	2.6x
Active Share [4]	97%
U.S. Investments (% of Net Assets)	67.3%
Non-U.S. Investments (% of Net Assets)	29.3%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/19).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Dividend Value Fund at 6/30/15 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.34% through April 30, 2020. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Annual Report to Shareholders  |  9

MANAGERS’ DISCUSSION (UNAUDITED)
Royce Global Financial Services Fund (RFS)

Chuck Royce Chris Flynn

FUND PERFORMANCE

Royce Global Financial Services Fund posted a strong absolute return in 2019, up 24.2% and bouncing back from 2018’s decline. This compares to an increase of 25.5% for the domestic small-cap Russell 2000 Index and an increase of 27.2% for the Financial Services stocks in the domestic smid-cap Russell 2500 Index in 2019. We think the Fund’s calendar-year result was more impressive when seen in the context of a year in which international stocks generally lagged those in the U.S., and financials mostly lagged the overall market. Although the Fund only modestly lagged the 2019 gain for the Russell 2000, an arguably more relevant comparison is that the portfolio bested the financial stocks within the MSCI ACWI Small Cap Index, a global small-cap index that advanced 20.3% in 2019.

WHAT WORKED... AND WHAT DIDN’T

The Fund’s gains were notably broad based in 2019, as 77% of our holdings advanced. Moreover, stocks in 72%—that is, 13 out of 18—of the countries where the Fund had holdings rose. In contrast with the broad market’s experience, the Fund’s international holdings slightly outpaced its U.S. stocks. (Currency translations added a minor contribution in 2019 as well.) The countries that made the most significant contribution on a country basis were the U.S., Canada, and the United Kingdom, while holdings headquartered in India, France, and South Africa detracted most, albeit on a comparably more modest scale.

Ares Management was the top-contributing position in 2019. The firm is an asset manager that focuses on tradable credit, direct lending, private equity, and real estate. Ares’s stock more than doubled during the year as investors became more optimistic about the company’s ability to sustain mid-teens, high margin earnings growth for an extended period. The company also converted to C-corp. status, which broadened ownership, supporting an increase in its valuation. MarketAxess Holdings operates an electronic, multi-dealer trading platform for investment grade and high-yield corporate and emerging market bonds. The company seems very well positioned to benefit from the continued electronification of corporate bond trading. While we are optimistic about continued growth and potential margin expansion, we also found its stock’s valuation a bit high, which led us to trim our position in the second half.

Virtu Financial detracted most at the position level. Virtu is a New York City based financial company that uses its technology to act as a market maker and liquidity provider to the global financial markets. Its business endured a slump through most of the year as the company typically does best in highly volatile markets—which were mostly absent in 2019—and/or when global trading volumes are heavy. Believing that higher volatility is more likely, we held our position. Benefitfocus is a cloud-based software provider of benefits solutions to employers and brokers. The company continued to disappoint investors with organic growth that fell below expectations. We retained our shares because the company provides the worthwhile value of helping its customers manage escalating benefits costs efficiently, and we are hopeful of seeing better execution in the coming year.

Top Contributors to Performance		Top Detractors from Performance
For 2019 (%)[1]		For 2019 (%)[2]
Ares Management Cl. A	2.11	Virtu Financial Cl. A	-1.18
MarketAxess Holdings	2.05	Benefitfocus	-0.67
Carlyle Group Inc	1.54	Edelweiss Financial Services	-0.49
Franco-Nevada	1.53	Rothschild & Co	-0.48
Ashmore Group	1.25	JSE	-0.32
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

We significantly narrowed the Fund’s holdings in 2019, moving from 84 to 68 positions, as we focused more intensively on business models where we have the greatest conviction. This net reduction in holdings came despite adding six new positions that we have identified as attractive opportunities, including the recently publicly listed Tel Aviv Stock Exchange, which in our view has a well-protected franchise with solid growth prospects. The year-end portfolio reflected some additional repositioning. We reduced our weightings in more traditional financial industries such as insurance and banks while we increased our exposure to capital markets. Our perspective is that the combination of ongoing low interest rates and a flattish yield curve is a persistent headwind to the business models of many banks and insurance companies. In contrast, we are more optimistic about selected areas within capital markets, including traditional non-U.S. exchanges—we currently own nine—alternative transaction platforms, specialist traditional asset managers, and alternative asset managers.

While we are not in the business of making macroeconomic forecasts, we do believe that the odds favor a rebound in global growth from 2019’s more subdued levels. If that scenario develops, it is helpful to note that many of the Fund’s holdings, like many financial stocks, have a pro-cyclical bias in that their profits tend to grow faster when economies are rebounding. Beyond this potential cyclical boost, we believe that many of our holdings are equally well positioned to capitalize on more durable secular trends, including the persistent need of investors for attractive income and the opportunities to use technology in order to provide lower cost alternatives, to automate processes, and/or to deliver analytical insights.

10 | The Royce Funds 2019 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYFSX RGFIX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/19

	JUL-DEC 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (12/31/03)
RFS	6.80	24.17	9.60	7.22	10.20	7.62	8.07
Annual Gross Operating Expenses: 1.77% Annual Net Operating Expenses: 1.58%

1 Not annualized

Morningstar Style Map™ As of 12/31/19

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 12/31/03 as of 12/31/19 ($)

Top 10 Positions
% of Net Assets

Franco-Nevada	3.7
Popular	3.7
MarketAxess Holdings	3.4
Ares Management Cl. A	3.4
FirstService Corporation	3.2
E-L Financial	3.1
Sprott	3.1
Ashmore Group	2.9
First Citizens BancShares Cl. A	2.6
Altus Group	2.5

Portfolio Industry Breakdown
% of Net Assets (Subject to Change)

Capital Markets	53.3
Banks	17.1
Real Estate Management & Development	8.0
Insurance	3.8
Metals & Mining	3.7
Software	3.2
Trading Companies & Distributors	2.5
IT Services	2.0
Professional Services	1.3
Closed-End Funds	1.0
Thrifts & Mortgage Finance	0.8
Diversified Financial Services	0.7
Consumer Finance	0.5
Hotels, Restaurants & Leisure	0.2
Cash and Cash Equivalents	1.9

Upside/Downside Capture Ratios
Periods Ended 12/31/19 (%)

	UPSIDE	DOWNSIDE
10-Year	85	84
Fund’s First Full Quarter (12/31/03)	85	78

Calendar Year Total Returns (%)

YEAR	RFS
2019	24.2
2018	-13.4
2017	22.5
2016	12.9
2015	-4.7
2014	3.5
2013	42.0
2012	20.7
2011	-11.3
2010	18.5
2009	32.1
2008	-35.4
2007	-4.7
2006	24.8
2005	12.2

Portfolio Country Breakdown[1,2]
% of Net Assets

United States	53.2
Canada	21.6
United Kingdom	6.7
India	2.2
France	2.2
Israel	2.1
Brazil	1.8
South Africa	1.7
¹ Represents countries that are 1.5% or more of net assets.
² Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$37 million
Number of Holdings	68
Turnover Rate	5%
Average Market Capitalization[1]	$2,469 million
Weighted Average P/E Ratio[2,3]	17.3x
Weighted Average P/B Ratio[2]	1.9x
Active Share[4]	99%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 12/31/19).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2020. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Annual Report to Shareholders  |  11

MANAGER’S DISCUSSION (UNAUDITED)
Royce International Premier Fund (RIP)

Mark Rayner, CA

FUND PERFORMANCE

The Fund gained an impressive 34.2% in 2019, once again outpacing the MSCI ACWI ex USA Small Cap Index, which was up 22.4% for the same period. This strong calendar-year result helped the portfolio to solidify its long-term relative edge as the Fund beat its benchmark for the three-, five-year, and since inception (12/31/10) periods ended 12/31/19.

WHAT WORKED... AND WHAT DIDN’T

All nine of the equity sectors in which the portfolio had investments in 2019 made a positive contribution to performance. Industrials— the Fund’s largest sector weighting—made by far the biggest positive contribution, followed by a strong showing for Information Technology. The smallest contributions came from Communication Services, Consumer Discretionary, and Energy—three sectors to which the Fund had little exposure in 2019. The top-contributing industries in 2019 were professional services (Industrials) and software (Information Technology), followed by health care equipment & supplies (Health Care). Construction & engineering (Industrials) was the only industry that detracted—and it did so modestly—while the smallest contributions came from interactive media & services (Communication Services) and containers & packaging (Materials).

The Fund’s top contributor at the position level was Brazil’s TOTVS, which provides enterprise resource planning and supply chain management software solutions. TOTVS capped a strong 2019 with robust revenue growth, effective cost management that created greater operational efficiency, and adjusted EBITDA margin expansion, driven by its core software business. The cost of its new initiatives also did not significantly impact the firm’s profits. Finally, TOTVS acquired SUPPLIER, a credit card company with a virtual private label B2B solution.

Amadeus Fire, which focuses on finance professionals in Germany, was the next biggest contributor. We initially purchased it as a replacement for another company with a similar ‘employee leasing’ model that we like. These models work especially well in countries with strict labor laws and tight labor markets. The client receives increased workforce flexibility and access to skilled personnel for which it is willing to pay a premium. Amadeus bears the employment risk, which it can dissipate through economies of scale. Earnings grew and its margins expanded through most of 2019. In addition, Amadeus announced the takeover of Comcave in late December. This is a 25% EBITDA margin business that retrains white-collar professionals who are leaving their existing employment or are in-between jobs. Within Amadeus, it will also act as a funnel for recruitment into Amadeus’s core employee leasing business. The market aggressively re-rated Amadeus’s stock following the acquisition.

We sold our stake in each of the Fund’s two biggest detractors for 2019. Consort Medical is a U.K.-based Contract Development & Manufacturing Organization that makes high-volume, disposable drug delivery devices primarily for respiratory treatments. Full-year results announced in June showed revenues and operating profits both down, but in line with the reduced expectations. The company also reported mixed news on the development of a relatively narrow, though expanding, portfolio of commercialized and in-development projects. Adding to its challenges was an explosion in its Northumberland facility in July, though we began to reduce our position in June. SH Kelkar & Company is a family-run fragrance producer based in India whose ongoing declines in earnings and revenues led us to sell the last of our shares in April.

Relative outperformance for the calendar year was due primarily to stock selection, though sector allocation was also positive versus the benchmark. The strongest sector by far on a relative basis was Industrials, driven overwhelmingly by superior stock picking. The portfolio also benefited from its significantly larger weighting in Information Technology. Conversely, our lack of exposure to Utilities was a modest disadvantage while the portfolio’s cash holdings created an additional drag on relative performance.

Top Contributors to Performance		Top Detractors from Performance
For 2019 (%)[1]		For 2019 (%)[2]
TOTVS	2.09	Consort Medical	-0.34
Amadeus Fire	1.29	SH Kelkar & Company	-0.17
Altus Group	1.28	AIA Engineering	-0.11
Restore	1.24	Burkhalter Holding	-0.04
XP Power	1.21	Cyient	-0.03
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

Over the last few years, we’ve been cautious and somewhat underweight when contrasted with the potential to invest in U.K. companies based on the strong fundamental opportunity set. As the political risks have diminished in the aftermath of the elections, however, we’ve been reevaluating the opportunities for many U.K. companies both in and out of our database of high-quality international small-caps. The portfolio’s exposure to the U.K. increased in 2019—it finished the year as our second-largest country weighting. Our strategy typically places a materially lower emphasis on short- to medium-term macroeconomic news or forecasts and rarely if ever positions itself to take account of such data. During 2019, we made our investment decisions based on this core philosophy and remain constructive with regard to the long-term opportunities for high-quality international small-caps. We are encouraged by incremental but solid improvements in the global economy, which should help to diffuse recession risk. Moreover, central banks throughout the developed world remain accommodative, keeping rates low and/or providing ample liquidity. Each of these developments should remain supportive for equities in 2020.

12 | The Royce Funds 2019 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYIPX RIPNX RINPX RIPIX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/19

	JUL-DEC 2019[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)
RIP	10.58	34.22	17.86	13.49	8.59
Annual Gross Operating Expenses: 1.59% Annual Net Operating Expenses: 1.44%

1 Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

Since Inception Through 12/31/19

On a monthly rolling basis, the Fund outperformed the MSCI ACWI x USA SC in 100% of all 5-year periods; 85% of all 3-year periods; and 71% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]
5-year	49/49	100%	8.7	6.0
3-year	62/73	85%	9.4	6.8
1-year	69/97	71%	8.9	5.8

1 Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 12/31/19

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 12/31/10 as of 12/31/19 ($)

Top 10 Positions
% of Net Assets

IMCD	2.8
Victrex	2.8
Intertrust	2.7
Loomis Cl. B	2.6
Daifuku	2.6
Croda International	2.5
TKC Corporation	2.4
Spirax-Sarco Engineering	2.3
Amadeus Fire	2.2
XP Power	2.2

Portfolio Sector Breakdown
% of Net Assets

Industrials	42.8
Information Technology	19.4
Health Care	9.0
Materials	7.0
Financials	5.9
Energy	2.0
Consumer Discretionary	1.7
Real Estate	1.5
Communication Services	1.2
Preferred Stock	1.9
Cash and Cash Equivalents	7.6

Upside/Downside Capture Ratios
Periods Ended 12/31/19 (%)

	UPSIDE	DOWNSIDE
Fund’s First Full Quarter (12/31/10)	110	80

Calendar Year Total Returns (%)

YEAR	RIP
2019	34.2
2018	-12.8
2017	39.8
2016	-1.1
2015	16.2
2014	-8.2
2013	18.3
2012	23.4
2011	-16.8

Portfolio Country Breakdown[1,2]
% of Net Assets

Japan	17.7
United Kingdom	13.6
Switzerland	11.6
Sweden	9.3
Australia	8.4
Germany	7.2
Netherlands	5.5
Brazil	3.0
¹ Represents countries that are 3% or more of net assets.
² Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$809 million
Number of Holdings	54
Turnover Rate	40%
Average Market Capitalization[1]	$2,133 million
Weighted Average P/E Ratio[2,3]	26.3x
Weighted Average P/B Ratio[2]	3.9x
Active Share[4]	98%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 12/31/19).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 12/31/19 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through April 30, 2020. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (MSCI ACWI x USA SC). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Annual Report to Shareholders  |  13

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Fund (RMC)

Jim Stoeffel Brendan Hartman

FUND PERFORMANCE

Royce Micro-Cap Fund delivered a strong absolute return of 21.2% for 2019, though the Fund lagged the Russell Microcap and the Russell 2000 Indexes, which returned 22.4% and 25.5%, respectively, for the same period.

WHAT WORKED... AND WHAT DIDN’T

Six of the Fund’s 10 equity sectors finished 2019 in the black. Information Technology made the most sizable positive contribution by far, followed by Industrials and Health Care. Consumer Discretionary, Energy, and Communication Services detracted from performance, but they did so on a modest scale. At the industry level, semiconductors & semiconductor equipment (Information Technology) generated the biggest impact on performance, more than tripling the impact of the portfolio’s next best contributor, machinery (Industrials). Conversely, energy equipment & services (Energy) was the worst performing industry, followed by leisure products (Consumer Discretionary).

Biotechnology company Axsome Therapeutics was the top-contributing position in 2019. The company saw positive clinical results across its product portfolio, which includes developing therapies for central nervous system disorders. AXS-05, Axsome’s lead molecule, has been performing well in clinical trials that are expected to be finished quickly because two of its ingredients were previously approved by the Food and Drug Administration. Ultra Clean Holdings develops and supplies critical subsystems for the semiconductor capital equipment and flat panel display industries. Not only did the stock benefit from the recent semiconductor industry upturn, but performance was also boosted by management’s decision to diversify its service offerings and customer base. Zealand Pharma focuses on developing peptide-based therapeutics for metabolic and gastrointestinal diseases. The Copenhagen-based company’s two latest stage products targeting short bowel system and hypoglycemia in diabetics had positive results during the year. Zealand Pharma also completed its first ever acquisition, buying Encycle Therapeutics in October.

Conversely, Red Lion Hotels was hurt in its efforts to transition from company-owned hotels to a franchise model. Selling its company-owned units took longer than anticipated, and Red Lion experienced greater-than-expected attrition in its newly acquired franchisees—factors that led us to sell our position. Correvio Pharma develops and discovers cardiovascular drugs for the treatment of atrial arrhythmia, congestive heart failure, and bacterial skin infections. The company’s atrial fibrillation drug, which is used extensively in Europe, failed to gain approval from an FDA Advisory Panel. This led us to exit the position. Branded fitness and apparel product maker Nautilus also detracted from performance. Two consecutive failed product launches resulted in a decision to remove the CEO. While we liked several of the strategic decisions the company made over the past several years, we sold our position based on our lack of confidence in management’s ability to effectively judge the rapidly changing fitness markets. We also expected it to take at least a year to rebuild its product pipeline.

The Fund’s narrow relative underperformance versus the Russell Micro-cap was a result of sector allocation—stock selection was additive to relative results in 2019. Consumer Discretionary hampered relative performance mostly due to poor stock picks—our overexposure detracted very modestly. The sector was home to three of the top five relative detracting positions: Red Lion Hotels, Nautilus, and Kirkland’s. Ineffective stock picks in Energy also hindered results. Our lower exposure to biotechnology (Health Care)—the strongest contributor to the micro-cap index’s returns—hurt results most at the industry level. Conversely, Information Technology was the strongest contributor to performance, as the sector’s relative contribution made more than six times the impact of the next best contributor, Industrials. Savvy stock selection drove outperformance in both sectors. Two of the top five relative performing positions came from Information Technology—Ultra Clean Holdings and Adesto Technologies. At the industry level, semiconductors & semiconductor equipment (Information Technology) aided performance versus the benchmark most, followed by construction & engineering (Industrials).

Top Contributors to Performance		Top Detractors from Performance
For 2019 (%)[1]		For 2019 (%)[2]
Axsome Therapeutics	2.07	Red Lion Hotels	-0.65
Ultra Clean Holdings	1.30	Correvio Pharma	-0.53
Zealand Pharma	1.28	Nautilus	-0.50
NeoGenomics	0.98	Kirkland’s	-0.45
Zealand Pharma	0.77	ORBCOMM	-0.43
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

While issues surrounding trade have finally begun to stabilize, we find ourselves in the midst of what promises to be an eventful U.S. election cycle, with outcomes that could have major implications for investors. Despite this uncertainty, we remain generally constructive of the U.S. economy, particularly because the current Fed tightening cycle appears to have ended. Along with a possible truce in the trade wars, we believe the favorable backdrop should support underlying growth for our overweighted sectors, such as Information Technology and Industrials. Valuations look relatively attractive to us in many corners of the micro-cap world, even as recent returns show that the performance gap between micro-caps and large-caps is gradually beginning to narrow. We took advantage of these opportunities for much of the second half of 2019 as micro-cap stocks were selling at their steepest discount to large-caps since 2001. We don’t know if this recent upward move will last, but after a long period of underperformance for micro-caps, we anticipate some degree of mean reversion.

14 | The Royce Funds 2019 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYOTX RMCFX RYMCX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/19
	JUL-DEC 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)
RCM	9.56	21.16	5.17	3.84	5.66	5.79	8.51	9.49	10.40
Annual Gross Operating Expenses: 1.25% Annual Net Operating Expenses: 1.24%
[1] Not annualized

Morningstar Style Map™ As of 12/31/19

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 6/30/00 (Russell Microcap Index Inception) as of 12/31/19 ($)

Top 10 Positions
% of Net Assets

Ultra Clean Holdings	1.4
Photronics	1.4
Zealand Pharma	1.4
Northwest Pipe	1.3
Nova Measuring Instruments	1.3
Axsome Therapeutics	1.3
FormFactor	1.2
QAD Cl. A	1.2
OrthoPediatrics Corporation	1.2
NeoGenomics	1.1

Portfolio Sector Breakdown
% of Net Assets

Information Technology	26.5
Industrials	21.4
Financials	13.2
Health Care	11.7
Consumer Discretionary	9.6
Materials	3.2
Energy	2.8
Real Estate	2.1
Communication Services	2.0
Consumer Staples	0.2
Cash and Cash Equivalents	7.3

Calendar Year Total Returns (%)

YEAR	RCM
2019	21.2
2018	-8.9
2017	5.4
2016	19.7
2015	-13.3
2014	-4.1
2013	21.3
2012	8.0
2011	-12.1
2010	30.1
2009	55.7
2008	-40.9
2007	7.1
2006	22.3
2005	11.5

Upside/Downside Capture Ratios
Periods Ended 12/31/19 (%)

	UPSIDE	DOWNSIDE
10-Year	72	95
From 6/30/00 (Russell Microcap Index Inception)	90	81

Portfolio Diagnostics
Fund Net Assets	$337 million
Number of Holdings	138
Turnover Rate	21%
Average Market Capitalization[1]	$545 million
Weighted Average P/B Ratio[2]	2.0x
Active Share[3]	89%
U.S. Investments (% of Net Assets)	80.3%
Non-U.S. Investments (% of Net Assets)	12.4%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Fund at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Investment Class and include management fee and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.24% through April 30, 2020. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Microcap Index). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Fund 2019 Annual Report to Shareholders  |  15

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Opportunity Fund (ROF)

Bill Hench
Suzanne Franks
Rob Kosowsky, CFA

FUND PERFORMANCE

Royce Opportunity Fund gained 28.2% in 2019, outperforming both the Russell 2000 and Russell 2000 Value Indexes, which were up 25.5% and 22.4%, respectively, for the same period. The Fund also outpaced the value index for the three-, five-, 10-, 15-, 20-year, and since inception (11/19/96) periods ended 12/31/19 while it beat the Russell 2000 for the 20-year and since inception periods. We were especially pleased that the theme-based Deep Value strategy we use in the portfolio did well on both an absolute and relative basis in a year when many value stocks underperformed.

WHAT WORKED… AND WHAT DIDN’T

Each of the portfolio’s 11 equity sectors finished 2019 in the black. Information Technology and Industrials—its two largest—made the biggest positive contributions to calendar-year performance while the smallest came from Utilities and Real Estate. At the industry level, semiconductors & semiconductor equipment (Information Technology) had an outsized positive impact—without placing a single holding among the portfolio’s five top contributors—followed by machinery (Industrials). The impact of detractors was far more modest, led by energy equipment & services (Energy) and health care technology (Health Care).

Of the portfolio’s four investment themes, we enjoyed the most success in 2019 with holdings in the Turnaround and Undervalued Growth categories, while many in Interrupted Earnings began to do well in the second half of the year. Dorian LPG, a company that owns and operates tankers for liquefied petroleum gas transportation, was the portfolio’s top contributor at the position level. Its success in 2019 was driven by the expansion of U.S. export capacity and increasing demand in Asia from the petro-chemical sector. Dorian looks well-positioned to benefit from growth in the liquefied petroleum gas transportation market, which we think is in its early stages. The downturn in 2018’s fourth quarter gave us an opportunity to build our stake in Forterra, a manufacturer of water and drainage infrastructure pipes and products. Its shares were especially beaten down and therefore looked very attractive to us. Its business improved in concert with robust expansion in the construction industry, and new management was able to raise pricing, both of which helped attract investors to its stock.

The portfolio’s top detractor in 2019 was Resideo Technologies, which offers home automation solutions, including smart thermostats and security cameras. Initially drawn to Resideo’s position in the growing “smart home” market, we chose to sell our shares in October when the company cut guidance and announced a management change, signs that further convinced us that the company would continue to fare poorly in an intensely competitive industry. We built our stake in KLX Energy Services, which provides mission critical, asset light oilfield services. Weak pricing throughout the oil services industry depressed earnings, but we like its turnaround potential when oil and gas prices rebound.

Relative outperformance was driven entirely by stock selection in 2019—sector allocation was slightly negative. Superior stock selection and our overweight boosted relative results in Information Technology, where our significant exposure to semiconductors & semiconductor equipment stocks was a plus. Savvy stock selection and, to a lesser degree, our overweight in Industrials provided another advantage versus the benchmark. Hurting calendar-year relative performance was poor stock picking in Health Care—one of the top-contributing sectors in the Russell 2000 in 2019. Our lower weighting in Real Estate also hampered relative results as that sector turned in an index-beating performance in 2019. In addition, the portfolio’s cash holdings were a drag on relative results.

Top Contributors to Performance		Top Detractors from Performance
For 2019 (%)[1]		For 2019 (%)[2]
Dorian LPG	0.87	Resideo Technologies	-0.42
Forterra	0.82	KLX Energy Services Holdings	-0.36
EverQuote Cl. A	0.77	Bloom Energy Cl. A	-0.31
Stage Stores	0.74	Tupperware Brands	-0.29
Herc Holdings	0.68	Whiting Petroleum	-0.24
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

We have been populating the portfolio with names from almost all sectors that share the dual characteristics of looking both cheap and capable of recovery based on growth catalysts that we have identified. During 2019, we trimmed some positions in the semiconductor and housing areas when share prices were moving beyond our sell targets, though we still have ample exposure to both. We also continue to like the long-term prospects for healthcare companies that can bend the cost curve as we believe this is a secular trend that is reshaping the industry. Examples include Surgery Partners, a firm that manages surgical facilities, physician-partnered hospitals, and diagnostic laboratories; RadNet, which operates outpatient diagnostic imaging centers in California and IntriCon Corporation, an industrial company that makes microelectronic body-worn devices, including insulin pumps and hearing aids. Slumping oil and gas prices have also provided us with buying opportunities in the Energy sector, especially as many exploration & production budgets are being re-set after a reasonably long period of lower spending. Several positions throughout the portfolio look primed for solid returns in 2020 (others, of course, will require more patience). While the list of macro and micro events that could hamper markets remains as long as ever—and thus continues to present us with what we think is advantageous pricing for patient, long-term investors like ourselves—we are optimistic about both the markets and economy in 2020.

16 | The Royce Funds 2019 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYPNX RYOFX ROFCX ROFIX ROFRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/19

	JUL-DEC 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/19/96)
ROF	10.89	28.21	7.74	7.02	11.09	7.77	10.43	11.68

Annual Operating Expenses: 1.20%

1 Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

20 Years Through 12/31/19

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 73% of all 10-year periods; 60% of all 5-year periods; and 60% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]
10-year	88/121	73%	9.5	8.2
5-year	109/181	60%	10.1	8.8
1-year	138/229	60%	12.7	9.2

1 Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 12/31/19

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 11/19/96 as of 12/31/19 ($)

Top 10 Positions

% of Net Assets

Alpha & Omega Semiconductor	1.1
Surgery Partners	1.1
Dorian LPG	1.1
MACOM Technology Solutions Holdings	1.0
Onto Innovation	1.0
Forterra	1.0
KEMET Corporation	1.0
Air Lease Cl. A	1.0
Herc Holdings	0.9
Invacare Corporation	0.9

Portfolio Sector Breakdown

% of Net Assets

Information Technology	23.7
Industrials	19.9
Health Care	13.8
Financials	9.6
Consumer Discretionary	9.3
Materials	8.5
Energy	8.3
Communication Services	1.4
Real Estate	1.3
Consumer Staples	0.6
Utilities	0.2
Cash and Cash Equivalents	3.4

Calendar Year Total Returns (%)

YEAR	ROF
2019	28.2
2018	-20.0
2017	21.9
2016	29.9
2015	-13.6
2014	-0.5
2013	43.5
2012	22.6
2011	-13.0
2010	33.8
2009	62.1
2008	-45.7
2007	-2.0
2006	18.8
2005	4.8

Upside/Downside Capture Ratios

Periods Ended 12/31/19 (%)

	UPSIDE	DOWNSIDE
10-Year	108	123
From 12/31/96 (Start of Fund’s First Full Quarter)	122	110

Portfolio Diagnostics

Fund Net Assets	$926 million
Number of Holdings	261
Turnover Rate	47%
Average Market Capitalization[1]	$871 million
Weighted Average P/B Ratio [2]	1.6x
Weighted Average P/S Ratio [3]	0.9x
Active Share [4]	91%
U.S. Investments (% of Net Assets)	92.7%
Non-U.S. Investments (% of Net Assets)	3.9%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Annual Report to Shareholders  |  17

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Pennsylvania Mutual Fund® (PMF)

Chuck Royce

Jay Kaplan, CFA

Lauren Romeo, CFA

Steven McBoyle

FUND PERFORMANCE

2019 marked the fourth consecutive year in which our flagship, Royce Pennsylvania Mutual Fund, beat its small-cap benchmark, the Russell 2000 Index, helping the portfolio to outperform the small-cap index for the three-, five-, 15-, 20-, 25-, 30-, 35-, and 40-year periods ended 12/31/19. The Fund advanced 26.6% in 2019 versus a gain of 25.5% for the Russell 2000. Following the Fund’s strong showing in 2018’s more challenging environment, we were equally pleased to see it also do well in 2019’s more bullish, and far less volatile, market.

WHAT WORKED… AND WHAT DIDN’T

Nine of the portfolio’s 11 equity sectors finished 2019 in the black. Our two largest sector weightings—Industrials and Information Technology—made by far the biggest contributions to calendar-year performance while Communication Services and Utilities were the only sectors that detracted. Semiconductors & semiconductor equipment (Information Technology), machinery (Industrials), and electronic equipment, instruments & components (Information Technology) contributed most on an industry basis. The impact of detracting industries was, unsurprisingly, far more modest, led by internet & direct marketing (Consumer Discretionary), media (Communications Services), and oil, gas & consumable fuels (Energy).

Ares Management was the top-contributing position in 2019. The firm is an asset manager that focuses on tradable credit, direct lending, private equity, and real estate. Investors became more optimistic about the company’s ability to sustain mid-teens, high margin earnings growth for an extended period. The company also converted to C-corp. status, which broadened ownership, supporting an increase in its valuation. The two stocks that followed were also the leading contributors from the Information Technology sector—Cirrus Logic, a leading producer of specialized audio and voice devices and solutions, and MKS Instruments, which manufactures devices and instruments used in semiconductor production. After several strong months, shares of Cirrus rose by double digits in October on news of better-than-expected third-quarter results keyed by increased demand for its innovative products. MKS Instruments also sailed past (admittedly fairly low) third-quarter earnings estimates. It pleased us to see revenues in its advanced markets segment rise as well as what looked like a bottom in the semiconductor capital equipment cycle.

Virtu Financial detracted most at the position level. Virtu is a New York City based financial company that uses its technology to act as a market maker and liquidity provider to the global financial markets. Its business endured a slump through most of the year, and the company typically does best in highly volatile markets—which were mostly absent in 2019—and/or when global trading volumes are heavy. Believing that volatility is more likely, we built our position. Merit Medical Systems manufactures devices for diagnostic and interventional cardiology and radiology procedures. We chose to move on from the stock after the company reported two consecutive quarters of disappointing earnings. Diversified publishing and broadcasting company Meredith Corporation was hurt by declining revenues and earnings as the company tries to navigate an ever-shifting media landscape.

The Fund’s outperformance versus the Russell 2000 was the result of both positive sector allocation and savvy stock selection. Information Technology was the greatest source of outperformance due to both our overweight and superior stock selection, with semiconductors & semiconductor equipment standing out. The Fund also saw outperformance from Industrials from the same combination of larger exposure and better stock selection.

The two largest areas of relative underperformance were Health Care, where the Fund’s underweight in biotechnology and ineffective stock selection were the primary culprits, and Materials, where underperformance was largely due to lagging stock selection. Quaker Chemical, a provider of custom-formulated specialty products for use primarily in the steel and automotive industries, and Stella-Jones, which produces pressure-treated wood for utility poles and railroad ties, were the largest detractors in the sector.

Top Contributors to Performance		Top Detractors from Performance
For 2019 (%)[1]		For 2019 (%)[2]
Ares Management Cl. A	0.88	Virtu Financial Cl. A	-0.35
Cirrus Logic	0.87	Merit Medical Systems	-0.26
MKS Instruments	0.68	Meredith Corporation	-0.21
HEICO Corporation	0.68	FutureFuel Corporation	-0.17
Genworth MI Canada	0.57	Pason Systems	-0.14
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

The backdrop looks quite favorable to us for solid to strong small-cap performance overall. We have previously cited four favorable factors in the current market environment—low inflation, modest valuations, moderate growth, and ample access to capital. Each of these remains present and suggests that small-cap returns can go higher. We see a global economy that’s showing signs of renewed life, an ISM Manufacturing Index that’s been incrementally rising (despite December’s setback), and, most important, valuations that range from reasonable to attractive among the many small-cap cyclical areas that we typically like best. While 2019 was a very strong year for small-cap stocks, two consecutive years of double-digit increases are fairly common for this asset class. Periods in which a healthy second year followed a strong one came in 1988-9, 1991-2, 1995-6, 2003-4, 2009-10, 2012-13, and 2016-17. With the favorable conditions we’ve outlined above in mind, we suspect that the current small-cap rally can continue, with the potential to add 2019-20 to this list.

18  |  The Royce Funds 2019 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS PENNX RYPFX RPMIX RYPCX RPMRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/19

	JUL-DEC 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	45-YR
PMF	7.43	26.56	9.95	8.28	10.52	8.08	10.12	10.70	10.32	11.08	15.37
Annual Operating Expenses: 0.92%

1 Not annualized

Morningstar Style Map™ As of 12/31/19

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 12/29/78 (Russell 2000 Inception)
as of 12/31/19 ($)

Top 10 Positions

% of Net Assets

First Citizens BancShares Cl. A	1.2
Genworth MI Canada	1.2
Colfax Corporation	1.2
HEICO Corporation	1.1
Stella-Jones	1.1
Quaker Chemical	1.1
SEACOR Holdings	1.1
Ares Management Cl. A	1.0
FLIR Systems	1.0
Reliance Steel & Aluminum	1.0

Portfolio Sector Breakdown

% of Net Assets

Industrials	27.5
Information Technology	19.0
Financials	16.0
Consumer Discretionary	8.9
Materials	8.7
Health Care	6.2
Energy	4.3
Real Estate	2.9
Consumer Staples	1.4
Communication Services	1.1
Cash and Cash Equivalents	4.0

Calendar Year Total Returns (%)

YEAR	PMF
2019	26.6
2018	-9.7
2017	16.2
2016	26.5
2015	-11.4
2014	-0.7
2013	35.3
2012	14.6
2011	-4.2
2010	23.9
2009	36.3
2008	-34.8
2007	2.8
2006	14.8
2005	12.5

Upside/Downside Capture Ratios

Periods Ended 12/31/19 (%)

	UPSIDE	DOWNSIDE
10-Year	89	90
From 12/31/78 (Russell 2000 Inception)	89	71

Portfolio Diagnostics

Fund Net Assets	$1,949 million
Number of Holdings	283
Turnover Rate	30%
Average Market Capitalization[1]	$2,215 million
Weighted Average P/E Ratio [2,3]	20.1x
Weighted Average P/B Ratio [2]	2.2x
Active Share [4]	88%
U.S. Investments (% of Net Assets)	84.9%
Non-U.S. Investments (% of Net Assets)	11.1%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 12/31/19).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Pennsylvania Mutual Fund at 6/30/19 for financial reporting purposes, and as a result the net asset values shareholder transactions on that date and the calendar year total returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Annual Report to Shareholders  |  19

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Premier Fund (RPR)

Chuck Royce

Lauren Romeo, CFA

Steven McBoyle

FUND PERFORMANCE

Royce Premier Fund, which looks for high-quality small-cap stocks, advanced 34.1% in 2019, marking its fourth consecutive year of outperformance as it significantly outpaced its small-cap benchmark, the Russell 2000 Index, which was up 25.5% for the same period. Premier’s recent run of outperformance helped it to beat its benchmark for the three-, five-, 15-, 20-, 25-year, and since inception (12/31/91) periods ended 12/31/19.

WHAT WORKED… AND WHAT DIDN’T

Each of the nine equity sectors in which the portfolio held investments made a positive contribution to performance in 2019. The biggest by far came from Industrials, the Fund’s largest sector weighting, with notable positive impacts also coming from Information Technology and Financials—its next two largest sector weights. The smallest contributions came from Energy, Consumer Staples, and Real Estate, three areas to which the Fund has little exposure (though its weighting in Energy was higher than the benchmark’s at year-end). At the industry level, machinery (Industrials) dominated with an outsized positive contribution, thanks to strong results from CIRCOR International, Woodward, and John Bean Technologies. Industrial conglomerates (Industrials) was the only industry that detracted, due to a disappointing year for Raven Industries, a U.S. manufacturer of precision agriculture products, high-altitude balloons, plastic film and sheeting, and radar systems.

The Fund’s top contributor overall was Ares Management, an asset manager that focuses on tradable credit, direct lending, private equity, and real estate. Investors became more optimistic about the company’s ability to sustain mid-teens, high margin earnings growth for an extended period. The company also converted to C-corp. status, which broadened ownership, supporting an increase in its valuation. Fair Isaac continued to reap the rewards of recent initiatives that have reaccelerated revenue growth in its core, high-margin credit score business—the ubiquitous, industry-standard FICO score. Fair Isaac has also been broadening its addressable market, which is aimed at assessing the creditworthiness of borrowers with little or no credit history, while growing its financial software business. These efforts paid off in the form of double-digit revenue and EPS growth in 2019.

Canadian company Pason Systems, the Fund’s top detractor, provides instrumentation and data management systems for drilling rigs. The company saw its near-term outlook weaken in 2019 as North American drilling activity declined through the year on supply/demand concerns exacerbated by slumping oil and natural gas prices as well as the slower global economy. We think the market has more than fully discounted the negative impact of these developments on Pason’s near-term fundamentals while also seeming not to recognize the attributes that look obvious to us: a durable, high-ROIC business model, an innovative and robust technology pipeline, and a debt-free balance sheet. We felt less sure about the prospects for nLIGHT, which designs and manufactures semiconductor laser products. Declining revenues and gross margins, in particular during an otherwise vibrant year for the electrical equipment industry, prompted us to sell our shares in Premier’s portfolio.

The Fund’s outperformance in 2019 came primarily from superior stock selection, though sector allocation was also positive. Industrials led, with both stock selection and, to a lesser degree, sector allocation contributing. Machinery was the sector’s largest relative industry contributor. Financials was another source of relative outperformance, largely due to savvy stock selection, most notably in the capital markets industry. There were few sources of underperformance on a sector and industry basis, leaving cash as the largest relative detractor (as is often the case in high-return years for the index). Materials followed as stock selection in both the chemicals and paper & forest products industries proved ineffective. Quaker Chemical, a global leader in process fluids and lubricant solutions for a diverse set of industries, predominantly steel and metalworking, was the sector’s largest relative detractor. Quaker finally closed its long-delayed merger with Houghton in July and subsequently announced quarterly results that fell below expectations and provided pro forma guidance for 2021 that disappointed many investors.

Top Contributors to Performance		Top Detractors from Performance
For 2019 (%)[1]		For 2019 (%)[2]
Ares Management Cl. A	2.32	Pason Systems	-0.38
Fair Isaac	2.19	nLIGHT	-0.36
Air Lease Cl. A	1.83	Dorman Products	-0.34
Manhattan Associates	1.75	Virtu Financial Cl. A	-0.32
MKS Instruments	1.63	National Instruments	-0.14
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

The backdrop looks quite favorable to us for solid to strong small-cap performance overall. We have previously cited four favorable factors in the current market environment—low inflation, modest valuations, moderate growth, and ample access to capital. Each of these remains present and suggests that small-cap returns can go higher. We see a global economy that’s showing signs of renewed life, an ISM Manufacturing Index that’s been incrementally rising (despite December’s setback), and, most important, valuations that range from reasonable to attractive among the many small-cap cyclical areas that we typically like best. We believe that the market is starting to pivot from rewarding those areas that have succeeded to those that have lagged, so our focus has been on those areas that either didn’t participate in 2019’s upswing or trailed significantly. More specifically, we added several cyclical stocks at the larger end of the micro-cap universe, an area that lagged meaningfully prior to 2019’s fourth quarter.

20  |  The Royce Funds 2019 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYPRX RPFFX RPFIX RPRCX RPRRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/19

	JUL-DEC 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION 12/31/91
RPR	10.23	34.13	14.15	10.52	11.30	9.69	11.01	11.68	11.77
Annual Operating Expenses: 1.17%

1 Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

20 Years Through 12/31/19

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 79% of all 10-year periods; 59% of all 5-year periods; and 65% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]
10-year	96/121	79%	10.2	8.2
5-year	106/181	59%	10.6	8.8
1-year	148/229	65%	12.0	9.2

1Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 12/31/19

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 12/31/91 as of 12/31/19 ($)

Top 10 Positions

% of Net Assets

Air Lease Cl. A	3.2
Kirby Corporation	3.2
Lincoln Electric Holdings	3.0
Cabot Microelectronics	3.0
MKS Instruments	2.9
Ashmore Group	2.8
Woodward	2.7
Morningstar	2.7
Quaker Chemical	2.7
Genworth MI Canada	2.6

Portfolio Sector Breakdown

% of Net Assets

Industrials	38.3
Information Technology	18.6
Financials	18.0
Materials	8.9
Energy	5.0
Consumer Discretionary	3.3
Health Care	3.1
Real Estate	1.3
Cash and Cash Equivalents	3.5

Calendar Year Total Returns (%)

YEAR	RPR
2019	34.1
2018	-10.4
2017	23.8
2016	23.0
2015	-9.9
2014	-0.9
2013	27.7
2012	11.4
2011	-0.9
2010	26.5
2009	33.3
2008	-28.3
2007	12.7
2006	8.8
2005	17.1

Upside/Downside Capture Ratios

Periods Ended 12/31/19 (%)

	UPSIDE	DOWNSIDE
10-Year	91	85
From 12/31/91 (Start of Fund’s First Full Quarter)	93	71

Portfolio Diagnostics

Fund Net Assets	$1,808 million
Number of Holdings	52
Turnover Rate	19%
Average Market Capitalization[1]	$3,699 million
Weighted Average P/E Ratio [2,3]	28.4x
Weighted Average P/B Ratio [2]	2.8x
Active Share [4]	98%
U.S. Investments (% of Net Assets)	81.6%
Non-U.S. Investments (% of Net Assets)	14.9%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/19).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Premier Fund at 6/30/19 for financial reporting purposes, and as a result the net asset values shareholder transactions on that date and the calendar year total returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Annual Report to Shareholders  |  21

MANAGER’S DISCUSSION (UNAUDITED)
Royce Small-Cap Value Fund (RVV)

Jay Kaplan, CFA

FUND PERFORMANCE

Royce Small-Cap Value Fund, which uses a disciplined contrarian value approach, increased 18.2% in 2019, trailing respective gains of 25.5% and 22.4% for its small-cap benchmarks, the Russell 2000 and Russell 2000 Value Indexes, for the same period.

WHAT WORKED… AND WHAT DIDN’T

For the calendar year, seven of the portfolio’s 11 equity sectors finished in the black. Three sectors dominated the positive contributors—Information Technology, Industrials, and Financials—while Utilities were flat, and Energy, Consumer Staples, and Communication Services detracted. At the industry level, electronic equipment, instruments & components (Information Technology) led by a wide margin, followed by banks and thrifts & mortgage finance (both in Financials), as well as machinery (Industrials). Oil, gas & consumable fuels (Energy) was the largest detractor at the industry level in 2019, followed by specialty retail, textiles, apparel & luxury goods (both in Consumer Discretionary), and food & staples retailing (Consumer Staples).

The portfolio’s largest holding at year-end, Insight Enterprises contributed most at the position level, as it did for the six-month period ended 6/30/19. The company provides information technology hardware and software for large and small enterprises and was key to the electronic equipment, instruments & components group’s strong performance in 2019. Insight continued to execute profitably in 2019, with steadily increasing revenues and better-than-expected earnings. The company also saw its sales grow as a result of its acquisition of PCM in August, which expands the firm’s reach into higher-margin end markets that are expected to drive additional improvement in the future and which are a large part of Insight’s optimistic outlook for 2020.

Another company in the same industry was also a top contributor in 2019—PC Connection, a direct marketer of a technology products and services, including computer systems, software and peripheral equipment, and networking communications. The company beat earnings estimates in both the second and third quarters while also exceeding consensus revenue estimates in three out of the last four quarters—both evidence of the kind of successful execution we like from our holdings. Genworth MI Canada, which provides private residential mortgage insurance in that nation, also stood out. Its stock began to rise in July when Genworth Financial, a related U.S. firm, agreed to sell its shares of Genworth MI Canada to Brookfield Business Partners in order to win regulatory approval for its own acquisition by a Chinese company. The firm also had steadily growing revenues and net income throughout 2019.

The specialty retail industry was home to the Fund’s worst performing position, footwear retailer Designer Brands (formerly known as DSW). The company has faced challenges as many leading brands are opting for more direct customer relationships. In December, the company also reported a decline in its gross margins related to unseasonably warm fall weather, which hindered performance, and tariff concerns that led to an inventory pullback and a cut in marketing investments in anticipation of lower spending by consumers that didn’t materialize. Confident that the company can right itself and navigate the secular shifts affecting retailers, we added shares in 2019. Low-fare airline operator Spirit Airlines grappled with lower fares throughout the industry and poor weather (including hurricanes). Spirit also opted to aggressively schedule more flights, which left little room for error when mechanical or weather-related problems arose. Seeing these as solvable short-term issues, we built our position. ArcBest is a freight and logistics solutions specialist that saw its business stall in 2019, though we think its long-term prospects are solid, especially if the economy reaccelerates in 2020.

Both stock selection and, to a lesser degree, sector allocation hurt performance versus the Russell 2000 in 2019. Consumer Discretionary and Health Care detracted most. Underperformance in the first sector was almost entirely the result of poor stock selection while in Health Care both our lower exposure and ineffective stock picks created a disadvantage. Specialty retail (Consumer Discretionary) fared worst on an industry basis, followed by biotechnology, which dominated results in Health Care. The portfolio’s cash position also detracted from relative results. Conversely, our overweight in Information Technology and underweight in Utilities helped relative results.

Top Contributors to Performance		Top Detractors from Performance
For 2019 (%)[1]		For 2019 (%)[2]
Insight Enterprises	1.46	Designer Brands Cl. A	-0.64
Genworth MI Canada	1.34	Spirit Airlines	-0.53
PC Connection	1.25	ArcBest	-0.52
Meritor	0.98	G-III Apparel Group	-0.46
Miller Industries	0.91	Alliance Resource Partners L.P.	-0.46
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

The market’s shift to value proved short-lived as the Russell 2000 Value trailed its growth counterpart in 2019’s fourth quarter. Whether growth’s resurgence will last or value can reassert itself is of course an open question. The fear of recession appears to have diminished, with green shoots indicating that the global slowdown may have bottomed. Details on a China trade deal are still vague, however, and this is not the first time that an agreement has appeared close, so economic reacceleration may remain elusive. In the meantime, the Fed is holding the line on rates, and yield curve inversion is over for now. In other words, the outlook remains uncertain before we even consider geopolitical tensions or the November elections. In this environment, we been adding select positions that look attractively valued and capable of rebounding in energy services and pharmaceuticals.

22 | The Royce Funds 2019 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYVFX RVVHX RVFCX RVVRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/19

	JUL-DEC 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (6/14/01)
RVV	8.57	18.21	4.92	4.35	7.20	6.87	9.06
Annual Gross Operating Expenses: 1.53% Annual Net Operating Expenses: 1.49%

1 Not annualized

Morningstar Style Map™ As of 12/31/19

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 6/14/01 as of 12/31/19 ($)

Top 10 Positions

% of Net Assets

Insight Enterprises	2.6
Genworth MI Canada	2.5
Miller Industries	2.5
Sanmina Corporation	2.3
WSFS Financial	2.2
Spirit Airlines	2.2
Designer Brands Cl. A	2.1
Caleres	2.0
Shoe Carnival	2.0
Rent-A-Center	1.9

Portfolio Sector Breakdown

% of Net Assets

Industrials	27.6
Financials	25.7
Consumer Discretionary	15.4
Information Technology	11.3
Energy	6.5
Health Care	2.4
Real Estate	1.5
Communication Services	0.9
Consumer Staples	0.5
Materials	0.3
Cash and Cash Equivalents	7.9

Calendar Year Total Returns (%)

YEAR	RVV
2019	18.2
2018	-7.2
2017	5.3
2016	21.1
2015	-11.5
2014	-0.0
2013	27.8
2012	9.6
2011	-7.4
2010	25.0
2009	44.7
2008	-34.2
2007	3.8
2006	16.8
2005	17.2

Upside/Downside Capture Ratios

Periods Ended 12/31/19 (%)

	UPSIDE	DOWNSIDE
10-Year	70	82
From 6/30/01 (Start of Fund’s First Full Quarter)	95	87

Portfolio Diagnostics

Fund Net Assets	$171 million
Number of Holdings	82
Turnover Rate	64%
Average Market Capitalization[1]	$1,197 million
Weighted Average P/E Ratio [2,3]	11.6x
Weighted Average P/B Ratio [2]	1.6x
Active Share [4]	96%
U.S. Investments (% of Net Assets)	85.1%
Non-U.S. Investments (% of Net Assets)	7.0%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/19).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Small-Cap Value Fund at 6/30/16 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2020. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Annual Report to Shareholders  |  23

MANAGER’S DISCUSSION (UNAUDITED)
Royce Smaller-Companies Growth Fund (RVP)

Chip Skinner, CFA

FUND PERFORMANCE
Royce Smaller Companies Growth Fund delivered a strong absolute return of 23.7% in 2019, though the Fund lagged its benchmark, the Russell 2000 Index, which advanced 25.5% for the same period.

WHAT WORKED… AND WHAT DIDN’T

Eight of the Fund’s 10 equity sectors finished the year in the black. Information Technology was the top performer, more than tripling the impact of the portfolio’s next best contributor, Industrials. Materials and Energy detracted, but did so on a modest scale. Three industries in Information Technology were among the top-contributors: software, semiconductors & semiconductor equipment, and IT services. Biotechnology (Health Care) was also additive. Conversely, Internet & direct marketing retail (Consumer Discretionary), pharmaceuticals, and health care technology (both in Health Care) were the biggest detractors.

The top-contributing position for the year was software company Paylocity Holding Corporation. The company provides cloud-based payroll and HR solutions for smaller companies and benefited from low unemployment and market share wins, which spurred demand for its payroll and human resources software and services. Enphase Energy, another technology holding, makes products that increase the productivity and reliability of solar modules. Enphase has been a significant contributor for two consecutive years as new management has been successful in leading a multi-year transformation with a new set of competitive products for the solar inverter market. It also is expanding its solution footprint to include back-up power/ electricity storage solutions. Enphase is part of an expanding group of companies in the portfolio in the “electrification” theme. Genetic testing company Veracyte also made a strong contribution, as the company saw all three of its marketed products that treat lung and thyroid cancer generating revenues at varying above-average rates. Veracyte also announced initial study results from a nasal swab test for lung cancer that could be on the market by 2021.

Waitr Holdings, a food and restaurant order delivery business that targets smaller communities, was the portfolio’s largest detractor in 2019, the result of its business being hurt by intensifying competition and dropping prices—factors that led us to sell our stake. We also saw poor performance in Evolus, a medical aesthetics company that produces Jeuveau, a drug for the treatment of frown lines which competes with Botox treatments. The company has seen incredible success since its launch in May 2019 as a result of what we thought was a stellar digital launch campaign, but others questioned whether Jeuveau would continue to take share from competitors beyond the early promotional period. While we think these sentiments could crimp share-price growth in 2020, we held our shares at year-end based on our confidence in the appeal of the drug. Inogen also hampered performance during the year as the company struggled to reestablish growth in its portable oxygen concentrator business despite an aggressive ramp up of sales people near the end of 2018. We sold our shares in 2019’s first half.

The Fund’s relative underperformance in 2019 was driven entirely by stock selection—sector allocation was additive. Health Care was the largest source of underperformance due to poor selection in several industries, including health care technology and pharmaceuticals. Consumer Discretionary also hindered relative performance because of stock selection, particularly in internet & direct marketing retail. In addition, the Fund’s cash position hampered performance versus the benchmark. Conversely, we saw strong results in Information Technology due to both savvy stock selection and our overexposure to the sector. Stock selection in Communication Services proved additive, while our lower exposure to Energy also provided positive relative performance. Semiconductors & semiconductor equipment and software (both in Information Technology) yielded the strongest relative results at the industry level, followed by communications equipment (Communication Services).

Top Contributors to Performance		Top Detractors from Performance
For 2019 (%)[1]		For 2019 (%)[2]
Paylocity Holding Corporation	2.06	Waitr Holdings	-0.75
Veracyte	1.42	Evolus	-0.43
Enphase Energy	1.30	Inogen	-0.34
USA Technologies	1.11	Intersect ENT	-0.31
KEYW Holding Corporation	1.11	Mitek Systems	-0.31
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

The U.S. economy decelerated through 2019 but continues to show slow positive growth, with the overhang of trade and tariff issues impeding acceleration. While there was evidence of an industrial slowdown in the second half of 2019, a recession appears to have been averted. An accommodative Fed, which lowered rates three times between July and October, and the first phase of a possible trade deal with China, both helped to lift returns in the second half of the year. We are more cautious in our outlook for 2020, which we believe could have difficulty repeating the success of 2019. The economic expansion is long in the tooth, political risks are looming, fixed income and high yield markets are sending signs of speculation, and certain segments of the equity market, such as biotechnology and big private equity “unicorns,” are showing signs of fatigue—all of which leads us to a more circumspect view. Still, high-return years can come in twos, especially since 2020 is an election year—which have historically been good ones for stocks—and long-term returns at the end of 2019 were below their rolling averages.

24 | The Royce Funds 2019 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYVPX RVPHX RVPCX RVPIX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/19

	JUL-DEC 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (6/14/01)
RVP	2.14	23.67	9.36	7.03	9.16	7.08	10.77
Annual Gross Operating Expenses: 1.52% Annual Net Operating Expenses: 1.49%

1 Not annualized

Morningstar Style Map™ As of 12/31/19

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 6/14/01 as of 12/31/19 ($)

Top 10 Positions

% of Net Assets

Unisys Corporation	3.1
Iteris	3.1
Paylocity Holding Corporation	3.0
Lovesac Company (The)	2.1
GP Strategies	2.0
Lawson Products	1.9
Lumentum Holdings	1.9
USA Technologies	1.9
CryoPort	1.8
Freshpet	1.7

Portfolio Sector Breakdown

% of Net Assets

Information Technology	36.4
Health Care	24.2
Industrials	11.0
Consumer Discretionary	10.5
Financials	7.1
Real Estate	2.6
Communication Services	2.1
Consumer Staples	1.7
Energy	1.0
Cash and Cash Equivalents	3.4

Calendar Year Total Returns (%)

YEAR	RVP
2019	23.7
2018	-10.2
2017	17.8
2016	9.4
2015	-1.8
2014	3.9
2013	32.5
2012	15.3
2011	-10.0
2010	19.7
2009	41.4
2008	-41.1
2007	3.2
2006	19.3
2005	13.2

Upside/Downside Capture Ratios

Periods Ended 12/31/19 (%)

	UPSIDE	DOWNSIDE
10-Year	94	113
From 6/30/01 (Start of Fund’s First Full Quarter)	114	103

Portfolio Diagnostics

Fund Net Assets	$260 million
Number of Holdings	102
Turnover Rate	53%
Average Market Capitalization[1]	$1,501 million
Weighted Average P/B Ratio [2]	3.9x
3-5 Year EPS Growth (est.)[3]	16.5%
Active Share [4]	95%
U.S. Investments (% of Net Assets)	88.5%
Non-U.S. Investments (% of Net Assets)	8.1%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The 3-5 Year EPS Growth (est.) is calculated as a simple weighted average of the pre-calculated mean long-term EPS growth rate estimates by brokerage analysts. Long Term Growth (LTG) is the annual EPS growth that the company can sustain over the next 3 or 5 years. Source: Factset
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2020. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Annual Report to Shareholders  |  25

MANAGERS’ DISCUSSION (UNAUDITED)
Royce Special Equity Fund (RSE)

Charlie Dreifus, CFA Steven McBoyle

FUND PERFORMANCE

Royce Special Equity Fund gained 12.6% in 2019, lagging respective gains of 25.5% and 22.4% for its small-cap benchmarks, the Russell 2000 and Russell 2000 Value Indexes, for the same period. While our results began to improve in late August, we were still challenged by the success for many growth stocks, including biotechs (seven of the year’s 10 best performers in the Russell 2000 were biotech stocks), an industry to which we have no exposure. Ultimately, 2019 was largely a snapback market off the calamitous fourth quarter of 2018—when Special Equity held its value significantly better than its benchmarks, down 9.8% versus respective losses of 20.2% and 18.7% for the small-cap and small-cap value indexes. Despite 2019’s strong headwinds, we saw certain higher-quality value names start to perform better during the fourth quarter, and we believe there is more to come.

WHAT WORKED… AND WHAT DIDN’T

Six of the eight equity sectors in which the Fund had investments finished 2019 in the black. Information Technology made by far the biggest positive contribution, followed by Industrials and Consumer Staples. Communication Services and Energy detracted, the latter on a very modest basis, while Real Estate made the smallest positive contribution. At the industry level, food products (Consumer Staples) led, followed by IT services (Information Technology) and electrical equipment (Industrials) while media (Communication Services), aerospace & defense (Industrials), and food & staples retailing (Consumer Staples) had the biggest negative effect.

At the position level, the portfolio’s five top contributors for 2019 were the same companies—in the same order—as the top contributors for the year-to-date period ended 6/30/19. Each holding built on its earlier net gains. Snack food company John B. Sanfilippo & Son made the biggest positive contribution in 2019, followed by Computer Services, which offers bank, payment processing, and related services. Hubbell Incorporated, which manufactures, designs, and sells electrical and electronic products, came next. AVX Corporation, which manufactures passive electronic components including ceramic and tantalum capacitors that store, filter, and regulate electric energy in electronic products, was fourth. Its shares rose in November on news that Japanese conglomerate Kyocera, which already owns more than 70% of AVX’s stock, wants to acquire the entire company. Recreational vehicle maker Winnebago Industries also enjoyed a strong year.

Only 12 stocks detracted from performance in 2019. The portfolio’s six largest detractors at the position level had a disproportionate effect on performance, accounting for more than 90% of the detraction in the Fund. Diversified publishing and broadcasting company, Meredith Corporation, was the top detractor by a significant margin. It was followed by one of 2018’s contributors, diversified manufacturing company National Presto Industries, which saw its stock decline steadily through 2019. Value-priced apparel and accessories retailer, The Children’s Place, also disappointed in 2019 as did supermarket operator Weis Markets and RPC, which provides a broad range of specialized oilfield services and equipment to companies engaged in the exploration, production, and development of oil and gas properties throughout the U.S. and in selected international markets. The sixth-biggest detractor was Bassett Furniture Industries, which manufactures and sells furniture.

Performance relative to the Russell 2000 in 2019 was hurt by both sector allocation and stock selection, with the latter making the largest negative impact. This pattern held in the two sectors that detracted most from results versus the benchmark—Communication Services and Consumer Discretionary. Poor stock selection in the media industry had the biggest negative effect in the first sector while in the second the primary detractors were household durables, specialty retail, and auto components. The portfolio’s cash position also hurt relative performance in 2019. Conversely, stock picking was a relative strength in Consumer Staples, particularly in food products, and Information Technology, where IT services stood out on a relative basis. The portfolio’s lack of exposure to Energy—the only small-cap sector to finish 2019 in the red—also helped versus the benchmark.

Top Contributors to Performance		Top Detractors from Performance
For 2019 (%)[1]		For 2019 (%)[2]
John B. Sanfilippo & Son	2.88	Meredith Corporation	-2.41
Computer Services	2.82	National Presto Industries	-0.85
Hubbell Incorporated	2.36	Children’s Place	-0.74
AVX Corporation	1.63	Weis Markets	-0.51
Winnebago Industries	1.24	RPC	-0.31
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

We have maintained for a while that value was deeply neglected and therefore attractive, particularly if global economic conditions bottomed and interest rates and commodity prices firmed. To some degree, this has occurred. The yield curve is its steepest since September 2018, consistent with the view that the global economy has bottomed. In addition, commodity prices are rising, as are global economic diffusion indexes. If this continues, we maintain that we are only in the early innings of the rotation to value. One no longer has to pay steep multiples for growth stocks; earnings growth can be bought much less expensively in value stocks. While known for the caution inherent in our strategy, we must admit that equities could go still higher given the current continued state of more-than-ample liquidity and signs of economic bottoming. The challenge we face is that adhering to our long-established discipline in the current market climate makes it difficult to find new names that meet our stringent selection requirements, though a correction of course would likely produce some new portfolio entries.

26 | The Royce Funds 2019 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYSEX RSEFX RSEIX RSQCX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/19

	JUL-DEC 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (5/1/98)
RSE	7.69	12.63	3.07	4.88	8.65	7.09	10.32	8.62
Annual Operating Expenses: 1.18%

1 Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

20 Years Through 12/31/19

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 89% of all 10-year periods and 59% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]
10-year	108/121	89%	0.58	0.44
5-year	107/181	59%	0.63	0.51

1 Average of monthly rolling Sharpe Ratios over the specified periods.

Morningstar Style Map™ As of 12/31/19

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 5/1/98 as of 12/31/19 ($)

Top 10 Positions

% of Net Assets

Standard Motor Products	6.0
Computer Services	6.0
Hubbell Incorporated	5.7
Scholastic Corporation	4.8
Marcus & Millichap	4.8
AVX Corporation	4.4
Meredith Corporation	4.3
Huntsman Corporation	3.4
National Presto Industries	3.3
Kulicke & Soffa Industries	3.0

Portfolio Sector Breakdown

% of Net Assets

Consumer Discretionary	22.8
Industrials	22.3
Information Technology	16.5
Materials	9.2
Communication Services	9.1
Real Estate	4.8
Consumer Staples	2.6
Cash and Cash Equivalents	12.7

Calendar Year Total Returns (%)

YEAR	RSE
2019	12.6
2018	-9.9
2017	7.9
2016	32.2
2015	-12.4
2014	1.1
2013	29.4
2012	15.4
2011	0.1
2010	19.6
2009	28.4
2008	-19.6
2007	4.7
2006	14.0
2005	-1.0

Upside/Downside Capture Ratios

Periods Ended 12/31/19 (%)

	UPSIDE	DOWNSIDE
10-Year	72	72
From 6/30/98 (Start of Fund’s First Full Quarter)	71	49

Portfolio Diagnostics

Fund Net Assets	$1,092 million
Number of Holdings	36
Turnover Rate	20%
Average Market Capitalization[1]	$1,295 million
Weighted Average P/E Ratio [2,3]	19.9x
Weighted Average P/B Ratio [2]	1.8x
Active Share [4]	99%
U.S. Investments (% of Net Assets)	82.6%
Non-U.S. Investments (% of Net Assets)	4.7%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 12/31/19).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Annual Report to Shareholders  |  27

MANAGERS’ DISCUSSION (UNAUDITED)
Royce Total Return Fund (RTR)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE

Royce Total Return Fund delivered a very strong absolute return in 2019, up 23.5%. It lagged the Russell 2000 Index, which gained 25.5% for this period, though it beat the Russell 2000 Value Index, which was up 22.4%. The Fund followed this performance pattern of beating the Russell 2000 Value, but trailing the Russell 2000, for the three-, five, and 15-year periods ended 12/31/19. For the 20-, 25-year, and since inception (12/15/93) periods, the Fund beat both indexes.

WHAT WORKED… AND WHAT DIDN’T

Ten of the Fund’s 11 equity sectors made a positive impact in 2019. Financials was the largest contributor, followed by Industrials and Information Technology. Communications Service was the only sector that declined for the year while Consumer Staples and Energy made the smallest contributions. Capital markets and banks (both in Financials) were the leading industries, followed by machinery (Industrials), while media (Communications Services), oil, gas & consumable fuels (Energy), and diversified telecommunication services (Communication Services) were the biggest detractors.

Part of the capital markets group, Ares Management, an asset manager that focuses on tradable credit, direct lending, private equity, and real estate, was the portfolio’s top contributor in 2019. Investors became more optimistic about the company’s ability to sustain mid-teens, high margin earnings growth for an extended period. The company also converted to C-corp. status, which broadened ownership, supporting an increase in its valuation. Although its share price peaked in July, property and casualty insurer Erie Indemnity was the second-best contributor in 2019. Erie has an attractive and uncommon corporate structure. Erie Insurance Exchange, an affiliated policyholder-owned company, issues and owns the policies, while Erie Indemnity provides management services to the Exchange. This gives it little direct liability, so it has low capital requirements and high returns on capital. Erie’s stock advanced strongly through July as the company reported consistent growth and expanding margins in 2019’s first half before retracing somewhat after reporting disappointing margins in the third quarter. Headquartered in Toronto, TMX Group operates global markets and provides data and analytic solutions to businesses, traders, and investors. Part of the capital markets group, TMX benefited from its global expansion efforts and effective execution, both of which helped it to raise its dividend and post record revenues and earnings in the third quarter.

Meredith Corporation, a diversified publishing and broadcasting company, was the portfolio’s largest detractor in 2019, hurt by declining revenues and earnings as the company struggled to navigate an ever-shifting media landscape. We chose to sell our shares in Total Return’s portfolio in October. Following on the list of detractors was Virtu Financial, which uses its technology to act as a market maker and liquidity provider to the global financial markets. Its business slumped through most of the year, as the company typically does best when global trading volumes are heavy and/or in highly volatile markets, which were mostly absent during 2019. Believing that volatility is more likely, we built our position. We made the opposite decision with coal producer Alliance Resource Partners, moving on after two consecutive quarters of declining earnings.

The Fund’s relative underperformance for the calendar year was entirely the result of sector allocation—stock selection was additive. Information Technology was the largest source of underperformance due entirely to our underweight in this sector, as stock selection was a plus. The Fund typically has much lower exposure to this sector, where dividend-paying small-caps are rare. Consumer Staples also detracted. This was largely driven by ineffective stock selection, notably in the food products industry, where shares of supermarket operator Village Super Markets and specialty food supplier Lancaster Colony both declined. In contrast, Financials saw superior stock selection boost relative performance, as our larger sector weighting was a modest hindrance. In addition to Ares Management, REIT specialist asset manager Cohen & Steers was a top relative contributor. Outperformance in Industrials was driven by overweighting this strongly performing sector and savvy stock selection.

Top Contributors to Performance		Top Detractors from Performance
For 2019 (%)[1]		For 2019 (%)[2]
Ares Management Cl. A	1.37	Meredith Corporation	-0.48
Erie Indemnity Cl. A	0.72	Virtu Financial Cl. A	-0.28
TMX Group	0.72	Alliance Resource Partners L.P.	-0.16
Cohen & Steers	0.68	ATN International	-0.14
First Citizens BancShares Cl. A	0.62	ArcBest	-0.14
[1] Includes dividends		[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK

The backdrop looks quite favorable to us for solid to strong small-cap performance overall. We have previously cited four favorable factors in the current market environment—low inflation, modest valuations, moderate growth, and ample access to capital, which all remain present and suggest that small-cap returns can go higher. We see a global economy that’s showing signs of renewed life, an ISM Manufacturing Index that’s been incrementally rising (despite December’s setback), and, most important, valuations that range from reasonable to attractive among the many small-cap cyclical areas that we typically like best. During the second half of 2019, we increased investments in asset-light cyclicals, including professional services firms and M&A advisory businesses, which appear well positioned to benefit from a growing economy. We also added contrarian investments in selected energy services companies whose valuations we see as reflecting excessive pessimism.

28 | The Royce Funds 2019 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYTRX RYTFX RTRIX RYTCX RTRRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/19

	JUL-DEC 2019[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/15/93)
RTR	7.05	23.45	7.09	7.49	10.36	7.49	9.45	10.72	10.48
Annual Operating Expenses: 1.20%

1 Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

20 Years Through 12/31/19

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 93% of all 10-year periods and 78% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]
10-year	112/121	93%	0.51	0.44
5-year	142/181	78%	0.63	0.51

1 Average of monthly rolling Sharpe Ratios over the specified periods.

Morningstar Style Map™ As of 12/31/19

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 89 for additional information.

Value of $10,000

Invested on 12/15/93 as of 12/31/19 ($)

Top 10 Positions

% of Net Assets

Ares Management Cl. A	2.1
First Citizens BancShares Cl. A	1.7
E-L Financial	1.7
Erie Indemnity Cl. A	1.5
TMX Group	1.5
Hubbell Incorporated	1.5
Ritchie Bros. Auctioneers	1.5
Bank of Hawaii	1.4
BOK Financial	1.4
Quaker Chemical	1.3

Portfolio Sector Breakdown

% of Net Assets

Financials	35.2
Industrials	26.9
Materials	8.7
Consumer Discretionary	6.5
Information Technology	5.7
Energy	3.7
Utilities	3.5
Consumer Staples	2.8
Health Care	1.5
Real Estate	1.3
Communication Services	0.6
Diversified Investment Companies	0.1
Corporate Bonds & Preferred Stock	0.4
Cash and Cash Equivalents	3.1

Calendar Year Total Returns (%)

YEAR	RTR
2019	23.5
2018	-12.5
2017	13.7
2016	25.9
2015	-7.2
2014	1.3
2013	32.8
2012	14.4
2011	-1.7
2010	23.5
2009	26.2
2008	-31.2
2007	2.4
2006	14.5
2005	8.2

Upside/Downside Capture Ratios

Periods Ended 12/31/19 (%)

	UPSIDE	DOWNSIDE
10-Year	80	72
From 12/31/93 (Start of Fund’s First Full Quarter)	81	57

Portfolio Diagnostics

Fund Net Assets	$1,522 million
Number of Holdings	179
Turnover Rate	21%
Average Market Capitalization[1]	$2,403 million
Weighted Average P/E Ratio [2,3]	19.0x
Weighted Average P/B Ratio [2]	2.1x
Active Share [4]	93%
U.S. Investments (% of Net Assets)	81.6%
Non-U.S. Investments (% of Net Assets)	15.3%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/19).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Total Return Fund at 6/30/17 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2019. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2019 Annual Report to Shareholders  |  29

Schedules of Investments

Royce Dividend Value Fund
Common Stocks – 96.6%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 8.2%
AUTO COMPONENTS - 1.2%
Gentex Corporation	7,301	$211,583
Nokian Renkaat	35,600	1,023,471
		1,235,054
HOTELS, RESTAURANTS & LEISURE - 0.1%
Cheesecake Factory	2,329	90,505
HOUSEHOLD DURABLES - 1.4%
Hunter Douglas	20,000	1,301,172
La-Z-Boy	6,515	205,092
		1,506,264
SPECIALTY RETAIL - 4.9%
American Eagle Outfitters	66,031	970,656
Caleres	53,478	1,270,103
Designer Brands Cl. A	64,015	1,007,596
†Rent-A-Center	26,566	766,163
USS	56,000	1,064,801
		5,079,319
TEXTILES, APPAREL & LUXURY GOODS - 0.6%
HUGO BOSS	9,800	475,542
Steven Madden	2,378	102,278
		577,820
Total (Cost $7,268,586)		8,488,962

CONSUMER STAPLES – 0.5%
FOOD & STAPLES RETAILING - 0.4%
FamilyMart	19,200	463,854
HOUSEHOLD PRODUCTS - 0.1%
†Spectrum Brands Holdings	1,496	96,178
Total (Cost $254,551)		560,032

ENERGY – 5.7%
ENERGY EQUIPMENT & SERVICES - 3.4%
Helmerich & Payne	29,504	1,340,367
TGS-NOPEC Geophysical	72,700	2,211,813
		3,552,180
OIL, GAS & CONSUMABLE FUELS - 2.3%
Cimarex Energy	17,300	908,077
Gaztransport Et Technigaz	15,600	1,494,373
		2,402,450
Total (Cost $5,668,050)		5,954,630

FINANCIALS – 29.6%
BANKS - 2.6%
Bank of Georgia Group	39,500	850,227
BOK Financial	15,414	1,347,184
City Holding Company	5,389	441,629
		2,639,040
CAPITAL MARKETS - 22.2%
Ashmore Group	349,000	2,394,638
AURELIUS Equity Opportunities	7,200	314,973
B3-Brasil, Bolsa, Balcao	168,300	1,797,761
Bolsa Mexicana de Valores	888,000	1,952,825
Carlyle Group	88,000	2,823,040
Coronation Fund Managers	153,700	438,406
Federated Investors Cl. B	25,900	844,081
Houlihan Lokey Cl. A	6,446	315,016
Jupiter Fund Management	225,700	1,224,549
KKR & Co. Cl. A	119,200	3,477,064
Moelis & Company Cl. A	18,359	586,019
Northern Trust	16,800	1,784,832
SEI Investments	37,900	2,481,692
Sprott	588,600	1,350,759
State Street	16,800	1,328,880
		23,114,535
DIVERSIFIED FINANCIAL SERVICES - 1.2%
Jefferies Financial Group	59,700	1,275,789
INSURANCE - 1.2%
Reinsurance Group of America	7,605	1,240,071
THRIFTS & MORTGAGE FINANCE - 2.4%
Genworth MI Canada	29,848	1,306,044
WSFS Financial	26,601	1,170,178
		2,476,222
Total (Cost $18,634,384)		30,745,657

HEALTH CARE – 2.1%
HEALTH CARE PROVIDERS & SERVICES - 0.1%
Ensign Group (The)	2,651	120,276
PHARMACEUTICALS - 2.0%
Recordati	29,900	1,260,054
Santen Pharmaceutical	41,600	798,652
		2,058,706
Total (Cost $560,702)		2,178,982

INDUSTRIALS – 24.6%
AEROSPACE & DEFENSE - 3.4%
HEICO Corporation Cl. A	38,920	3,484,508
AIRLINES - 2.3%
Allegiant Travel	7,171	1,248,041
Hawaiian Holdings	40,656	1,190,814
		2,438,855
BUILDING PRODUCTS - 0.4%
Geberit	800	449,018
COMMERCIAL SERVICES & SUPPLIES - 0.3%
Herman Miller	6,476	269,725
CONSTRUCTION & ENGINEERING - 0.1%
Comfort Systems USA	2,059	102,641
ELECTRICAL EQUIPMENT - 1.9%
EnerSys	1,370	102,517
Hubbell Incorporated	12,700	1,877,314
		1,979,831
MACHINERY - 8.7%
Alamo Group	788	98,933
Federal Signal	3,129	100,910
Graco	45,400	2,360,800
Lincoln Electric Holdings	10,550	1,020,502
Lindsay Corporation	21,400	2,054,186
Spirax-Sarco Engineering	20,800	2,449,344
Wabash National	67,392	989,989
		9,074,664
MARINE - 1.9%
Clarkson	48,600	1,947,360
PROFESSIONAL SERVICES - 2.8%
Korn Ferry	11,401	483,403
ManpowerGroup	20,300	1,971,130
Robert Half International	6,994	441,671
		2,896,204
ROAD & RAIL - 0.5%
Old Dominion Freight Line	500	94,890

30 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2019

Royce Dividend Value Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
ROAD & RAIL (continued)
Werner Enterprises	11,543	$420,050
		514,940
TRADING COMPANIES & DISTRIBUTORS - 2.3%
Applied Industrial Technologies	36,500	2,434,185
Total (Cost $12,084,515)		25,591,931

INFORMATION TECHNOLOGY – 9.5%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.5%
FLIR Systems	65,800	3,426,206
Methode Electronics	31,338	1,233,151
Vishay Intertechnology	50,897	1,083,597
		5,742,954
IT SERVICES - 3.1%
KBR	106,200	3,239,100
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.3%
MKS Instruments	2,808	308,908
SOFTWARE - 0.6%
SimCorp	5,600	636,760
Total (Cost $5,728,964)		9,927,722

MATERIALS – 14.1%
CHEMICALS - 2.6%
Quaker Chemical	16,400	2,698,128
CONTAINERS & PACKAGING - 2.5%
AptarGroup	22,600	2,613,012
METALS & MINING - 9.0%
Franco-Nevada	26,400	2,727,120
Reliance Steel & Aluminum	22,900	2,742,504
Royal Gold	15,500	1,894,875
Worthington Industries	46,800	1,974,024
		9,338,523
Total (Cost $5,489,716)		14,649,663

REAL ESTATE – 0.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%
Relo Group	18,400	516,497
Total (Cost $85,795)		516,497

UTILITIES – 1.8%
WATER UTILITIES - 1.8%
Aqua America	39,800	1,868,212
Total (Cost $953,083)		1,868,212

TOTAL COMMON STOCKS
(Cost $56,728,346)		100,482,288

REPURCHASE AGREEMENT– 3.6%
Fixed Income Clearing Corporation, 0.25% dated 12/31/19, due 1/2/20, maturity value
$3,713,052 (collateralized by obligations of various U.S. Government Agencies, 2.25%-
2.875% due 11/15/24-8/15/28, valued at $3,792,063)
(Cost $3,713,000)		3,713,000

TOTAL INVESTMENTS – 100.2%
(Cost $60,441,346)		104,195,288

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%		(162,381)

NET ASSETS – 100.0%		$104,032,907

Royce Global Financial Services Fund
Common Stocks - 98.1%

	SHARES	VALUE
BANKS - 17.1%
BOK Financial	10,450	$913,330
Bryn Mawr Bank	10,000	412,400
†Cadence Bancorporation Cl. A	15,887	288,031
Canadian Western Bank	14,000	343,814
Capital City Bank Group	25,481	777,171
First Citizens BancShares Cl. A	1,828	972,880
First Republic Bank	5,198	610,505
Popular	23,465	1,378,569
TriState Capital Holdings [1]	11,600	302,992
Umpqua Holdings	17,400	307,980
Total (Cost $3,902,447)		6,307,672

CAPITAL MARKETS - 53.3%
Ares Management Cl. A	35,055	1,251,113
Ashmore Group	157,000	1,077,244
Associated Capital Group Cl. A	7,000	274,400
B3-Brasil, Bolsa, Balcao	61,000	651,595
Bolsa Mexicana de Valores	174,000	382,648
Canaccord Genuity Group	133,000	495,722
Carlyle Group	22,300	715,384
Charles Schwab	8,400	399,504
Coronation Fund Managers	61,200	174,564
CRISIL	14,000	373,252
Edelweiss Financial Services	155,000	237,349
Egyptian Financial Group-Hermes Holding Company	307,987	321,611
†Garrison Capital	50,000	291,000
GMP Capital	108,000	160,518
Great Elm Capital Group [1]	115,545	385,920
Hellenic Exchanges - Athens Stock Exchange	50,000	259,954
Intermediate Capital Group	39,111	834,083
INTL FCStone [1]	12,870	628,442
IOOF Holdings	55,000	303,367
JSE	51,000	435,208
Jupiter Fund Management	106,900	579,992
KKR & Co. Cl. A	23,900	697,163
MarketAxess Holdings	3,321	1,259,024
Northern Trust	3,770	400,525
NZX	580,000	531,020
Rothschild & Co	27,700	795,420
SEI Investments	7,950	520,566
Silvercrest Asset Management Group Cl. A	41,600	523,328
Sprott	500,000	1,147,434
TD Ameritrade Holding Corporation	8,680	431,396
†Tel Aviv Stock Exchange [1]	228,800	779,164
TMX Group	3,700	320,407
U.S. Global Investors Cl. A	183,900	264,816
Value Partners Group	772,000	475,546
Virtu Financial Cl. A	47,400	757,926
Warsaw Stock Exchange	19,000	196,816
Westaim Corporation [1]	105,000	214,277
WisdomTree Investments	27,100	131,164
Total (Cost $14,124,526)		19,678,862

CLOSED-END FUNDS - 1.0%
†Eagle Point Income	19,341	362,740
Total (Cost $384,692)		362,740

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 31

Schedules of Investments

Royce Global Financial Services Fund (continued)

	SHARES	VALUE

CONSUMER FINANCE - 0.5%
Currency Exchange International [1]	13,000	$180,201
Total (Cost $268,728)		180,201

DIVERSIFIED FINANCIAL SERVICES - 0.7%
ECN Capital	75,000	276,655
Total (Cost $231,044)		276,655

HOTELS, RESTAURANTS & LEISURE - 0.2%
Thomas Cook (India)	94,000	84,283
Total (Cost $117,326)		84,283

INSURANCE - 3.8%
E-L Financial	1,820	1,161,826
First American Financial	3,900	227,448
Total (Cost $1,195,830)		1,389,274

IT SERVICES - 2.0%
Cass Information Systems	5,016	289,624
PayPal Holdings [1]	4,054	438,521
Total (Cost $357,571)		728,145

METALS & MINING - 3.7%
Franco-Nevada	13,365	1,380,604
Total (Cost $670,707)		1,380,604

PROFESSIONAL SERVICES - 1.3%
People Corporation [1]	45,300	349,897
†Quess Corp [1]	17,756	119,965
Total (Cost $349,177)		469,862

REAL ESTATE MANAGEMENT & DEVELOPMENT - 8.0%
Altus Group	32,000	935,444
FirstService Corporation	12,600	1,172,304
FRP Holdings [1]	7,957	396,338
RMR Group (The) Cl. A	10,000	456,400
Total (Cost $1,804,823)		2,960,486

SOFTWARE - 3.2%
Benefitfocus [1]	10,600	232,564
Bottomline Technologies [1]	9,800	525,280
Envestnet [1]	6,000	417,780
Total (Cost $836,700)		1,175,624

THRIFTS & MORTGAGE FINANCE - 0.8%
†Provident Bancorp [1]	25,000	311,250
Total (Cost $313,394)		311,250

TRADING COMPANIES & DISTRIBUTORS - 2.5%
Air Lease Cl. A	19,500	926,640
Total (Cost $854,966)		926,640

TOTAL COMMON STOCKS
(Cost $25,411,931)		36,232,298

REPURCHASE AGREEMENT– 2.3%
Fixed Income Clearing Corporation, 0.25% dated 12/31/19, due 1/2/20, maturity value $850,012 (collateralized by obligations of various U.S. Government Agencies, 2.25% due 11/15/24, valued at $869,580)
(Cost $850,000)	850,000

TOTAL INVESTMENTS – 100.4%
(Cost $26,261,931)	37,082,298

LIABILITIES LESS CASH AND OTHER ASSETS – (0.4)%	(142,174)

NET ASSETS – 100.0%	$36,940,124

32 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2019

Royce International Premier Fund
Common Stocks – 90.5%
	SHARES	VALUE
AUSTRALIA – 8.4%
Bravura Solutions	4,911,921	$17,924,090
Cochlear	58,900	9,288,781
Hansen Technologies	5,820,235	15,520,529
IPH	2,331,900	13,418,568
Technology One	2,040,900	11,872,950
Total (Cost $52,015,466)		68,024,918

BRAZIL – 3.0%
OdontoPrev	3,312,200	13,890,376
TOTVS	634,900	10,187,882
Total (Cost $17,620,800)		24,078,258

CANADA – 2.9%
Altus Group	423,400	12,377,085
Morneau Shepell	420,600	10,944,572
Total (Cost $16,780,362)		23,321,657

CHINA – 0.9%
TravelSky Technology	3,141,800	7,668,729
Total (Cost $7,626,887)		7,668,729

DENMARK – 1.3%
SimCorp	90,500	10,290,497
Total (Cost $6,391,581)		10,290,497

FRANCE – 2.9%
Neurones	492,071	11,370,294
Thermador Groupe	197,034	11,713,691
Total (Cost $23,952,153)		23,083,985

GERMANY – 5.3%
Amadeus Fire	109,400	18,137,126
Carl Zeiss Meditec	76,200	9,718,341
†Norma Group	362,100	15,434,367
Total (Cost $31,946,577)		43,289,834

INDIA – 1.4%
AIA Engineering	494,111	11,421,335
Total (Cost $11,787,189)		11,421,335

ITALY – 1.3%
DiaSorin	83,700	10,834,477
Total (Cost $7,004,130)		10,834,477

JAPAN – 17.7%
As One	119,200	11,200,884
Benefit One	461,500	9,603,345
Cosel	999,000	10,849,202
Daifuku	347,300	21,287,727
†Fukui Computer Holdings	297,300	9,713,451
Medikit	128,200	8,329,962
Meitec Corporation	276,200	15,633,243
NSD	789,600	13,066,134
†TechnoPro Holdings	152,300	10,722,884
TKC Corporation	400,000	19,179,973
USS	705,200	13,408,892
Total (Cost $117,546,544)		142,995,697

NETHERLANDS – 5.5%
IMCD	261,600	22,829,376
Intertrust	1,111,600	21,583,522
Total (Cost $40,092,330)		44,412,898

NEW ZEALAND – 1.2%
Fisher & Paykel Healthcare	655,500	9,796,472
Total (Cost $5,330,001)		9,796,472

NORWAY – 2.0%
TGS-NOPEC Geophysical	523,300	15,920,794
Total (Cost $14,076,891)		15,920,794

SINGAPORE – 2.2%
XP Power	439,900	18,063,435
Total (Cost $13,342,917)		18,063,435

SWEDEN – 9.3%
†Alimak Group	298,027	4,441,919
Bravida Holding	1,595,000	15,487,917
Hexpol	1,459,700	14,306,583
†Karnov Group [1]	1,677,241	9,490,759
Lagercrantz Group	630,900	9,861,233
Loomis Cl. B	515,200	21,331,101
Total (Cost $62,537,539)		74,919,512

SWITZERLAND – 11.6%
†Bossard Holding	87,840	15,856,218
dormakaba Holding	23,600	16,886,753
Kardex	85,700	14,433,871
LEM Holding	9,500	13,978,095
Partners Group Holding	16,700	15,312,647
VZ Holding	55,600	17,148,791
Total (Cost $77,708,454)		93,616,375

UNITED KINGDOM – 13.6%
Ashmore Group	2,181,000	14,964,772
Croda International	294,100	19,945,718
FDM Group Holdings	430,793	5,900,297
†Marlowe [1]	1,576,306	10,596,471
†Restore	2,383,639	17,365,523
Spirax-Sarco Engineering	155,800	18,346,529
Victrex	689,800	22,787,901
Total (Cost $87,208,957)		109,907,211

TOTAL COMMON STOCKS
(Cost $592,968,778)		731,646,084

PREFERRED STOCK – 1.9%
GERMANY – 1.9%
FUCHS PETROLUB	315.200	15,613,202
(Cost $13,580,838)		15,613,202

REPURCHASE AGREEMENT– 6.7%

Fixed Income Clearing Corporation, 0.25% dated 12/31/19, due 1/2/20, maturity value

$54,399,756 (collateralized by obligations of various U.S. Government Agencies, 2.25%

due 11/15/24, valued at $55,488,479)

(Cost $54,399,000)		54,399,000

TOTAL INVESTMENTS – 99.1%
(Cost $660,948,616)		801,658,286

CASH AND OTHER ASSETS LESS LIABILITIES – 0.9%		7,078,730

NET ASSETS – 100.0%		$808,737,016

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 33

Schedules of Investments

Royce Micro-Cap Fund

Common Stocks – 92.7%

	SHARES	VALUE

COMMUNICATION SERVICES – 2.0%
ENTERTAINMENT - 0.6%
Gaia Cl. A [1]	258,200	$2,063,018
INTERACTIVE MEDIA & SERVICES - 1.0%
QuinStreet [1]	218,146	3,339,815
MEDIA - 0.4%
Marchex Cl. B [1]	344,200	1,301,076
Total (Cost $5,755,188)		6,703,909

CONSUMER DISCRETIONARY – 9.6%
AUTO COMPONENTS - 2.3%
Fox Factory Holding [1],[2]	34,500	2,400,165
Stoneridge [1]	128,600	3,770,552
Unique Fabricating [1]	389,041	1,501,698
		7,672,415
HOTELS, RESTAURANTS & LEISURE - 1.7%
Century Casinos [1]	412,100	3,263,832
Lindblad Expeditions Holdings [1]	140,700	2,300,445
		5,564,277
HOUSEHOLD DURABLES - 0.6%
Lovesac Company (The) [1],[2]	125,400	2,012,670
INTERNET & DIRECT MARKETING RETAIL - 0.8%
Rubicon Project (The) [1]	348,500	2,843,760
LEISURE PRODUCTS - 0.7%
MasterCraft Boat Holdings [1]	156,100	2,458,575
SPECIALTY RETAIL - 2.7%
Buckle (The)	62,675	1,694,732
Citi Trends	108,724	2,513,699
Designer Brands Cl. A	85,400	1,344,196
Shoe Carnival	98,211	3,661,306
		9,213,933
TEXTILES, APPAREL & LUXURY GOODS - 0.8%
Vera Bradley [1],[2]	217,800	2,570,040
Total (Cost $23,411,168)		32,335,670

CONSUMER STAPLES – 0.2%
BEVERAGES - 0.2%
†Eastside Distilling [1]	179,800	530,410
Total (Cost $748,210)		530,410

ENERGY – 2.8%
ENERGY EQUIPMENT & SERVICES - 2.0%
Natural Gas Services Group [1]	111,687	1,369,283
Newpark Resources [1]	434,000	2,721,180
Pason Systems	84,750	855,625
Profire Energy [1]	1,170,732	1,697,561
		6,643,649
OIL, GAS & CONSUMABLE FUELS - 0.8%
Ardmore Shipping [1]	319,875	2,894,869
Total (Cost $9,962,897)		9,538,518

FINANCIALS – 13.2%
BANKS - 6.0%
Allegiance Bancshares [1],[2]	66,200	2,489,120
BayCom Corporation [1]	103,900	2,362,686
Caribbean Investment Holdings [1]	1,858,138	824,532
County Bancorp	92,400	2,368,212
HarborOne Bancorp [1]	285,653	3,139,326
HomeTrust Bancshares	88,200	2,366,406
Investar Holding	120,600	2,894,400
Midway Investments [1],[3]	1,858,170	0
TriState Capital Holdings [1]	143,457	3,747,097
		20,191,779
CAPITAL MARKETS - 3.9%
B. Riley Financial	149,900	3,774,482
Canaccord Genuity Group	476,800	1,777,146
INTL FCStone [1]	56,200	2,744,246
Silvercrest Asset Management Group Cl. A	204,000	2,566,320
†Sprott	971,000	2,228,316
		13,090,510
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Waterloo Investment Holdings [1],[3]	2,760,000	828,000
INSURANCE - 0.2%
Health Insurance Innovations Cl. A [1],[2]	27,200	524,688
THRIFTS & MORTGAGE FINANCE - 2.9%
Meridian Bancorp	71,700	1,440,453
PCSB Financial	152,200	3,082,050
Territorial Bancorp	75,900	2,348,346
Western New England Bancorp	307,100	2,957,373
		9,828,222
Total (Cost $40,758,985)		44,463,199

HEALTH CARE – 11.7%
BIOTECHNOLOGY - 2.8%
BioSpecifics Technologies [1]	37,200	2,118,168
Dynavax Technologies [1]	198,700	1,136,564
†Heron Therapeutics [1]	70,000	1,645,000
Zealand Pharma [1]	129,500	4,575,951
		9,475,683
HEALTH CARE EQUIPMENT & SUPPLIES - 5.0%
†Apyx Medical [1]	144,700	1,224,162
AtriCure [1]	91,100	2,961,661
Chembio Diagnostics [1]	280,053	1,277,042
CryoLife [1]	112,655	3,051,824
Mesa Laboratories	4,700	1,172,180
OrthoPediatrics Corporation [1],[2]	83,600	3,928,364
†Profound Medical [1]	58,400	663,355
Surmodics [1]	61,422	2,544,713
		16,823,301
LIFE SCIENCES TOOLS & SERVICES - 2.6%
Harvard Bioscience [1]	807,179	2,461,896
NeoGenomics [1]	132,100	3,863,925
Quanterix Corporation [1]	113,600	2,684,368
		9,010,189
PHARMACEUTICALS - 1.3%
†Axsome Therapeutics [1],[2]	41,500	4,289,440
Total (Cost $20,321,187)		39,598,613

INDUSTRIALS – 21.4%
AEROSPACE & DEFENSE - 1.6%
Astronics Corporation [1]	37,591	1,050,669
CPI Aerostructures [1]	373,984	2,516,912
†Kratos Defense & Security Solutions [1]	105,700	1,903,657
		5,471,238
COMMERCIAL SERVICES & SUPPLIES - 1.3%
Acme United	49,800	1,184,742
Heritage-Crystal Clean [1]	101,774	3,192,650
		4,377,392
CONSTRUCTION & ENGINEERING - 4.0%
†Ameresco Cl. A [1]	199,500	3,491,250

34 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2019

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
CONSTRUCTION & ENGINEERING (continued)
Construction Partners Cl. A [1]	198,900	$3,355,443
IES Holdings [1]	89,800	2,304,268
Northwest Pipe [1]	134,300	4,473,533
		13,624,494
ELECTRICAL EQUIPMENT - 1.2%
American Superconductor [1]	244,200	1,916,970
Encore Wire	20,200	1,159,480
Power Solutions International [1],[4]	99,900	789,210
		3,865,660
INDUSTRIAL CONGLOMERATES - 0.4%
Raven Industries	37,000	1,275,020
MACHINERY - 6.6%
Alimak Group	103,200	1,538,136
CIRCOR International [1]	37,600	1,738,624
Exco Technologies	133,200	813,427
Graham Corporation	168,588	3,688,706
Lindsay Corporation	12,000	1,151,880
Luxfer Holdings	138,400	2,561,784
Lydall [1]	82,100	1,684,692
†Porvair	344,400	3,047,364
Spartan Motors	159,700	2,887,376
†Wabash National	149,200	2,191,748
Westport Fuel Systems [1]	433,400	1,027,158
		22,330,895
MARINE - 1.1%
Clarkson	89,831	3,599,451
PROFESSIONAL SERVICES - 3.9%
CRA International	47,783	2,602,740
GP Strategies [1]	189,818	2,511,292
Heidrick & Struggles International	80,740	2,624,050
Kforce	64,232	2,550,011
Resources Connection	181,952	2,971,276
		13,259,369
ROAD & RAIL - 0.3%
Marten Transport	50,955	1,095,023
TRADING COMPANIES & DISTRIBUTORS - 1.0%
Lawson Products [1]	30,200	1,573,420
†Transcat [1]	56,400	1,796,904
		3,370,324
Total (Cost $49,548,009)		72,268,866

INFORMATION TECHNOLOGY – 26.5%
COMMUNICATIONS EQUIPMENT - 2.0%
Digi International [1]	205,900	3,648,548
EMCORE Corporation [1]	219,000	665,760
Harmonic [1]	306,600	2,391,480
		6,705,788
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.6%
Fabrinet [1]	45,849	2,972,849
FARO Technologies [1]	32,700	1,646,445
†LightPath Technologies Cl. A [1]	1,115,984	809,088
†Luna Innovations 1	183,200	1,335,528
nLIGHT [1],[2]	127,700	2,589,756
Novanta [1]	25,342	2,241,247
†PAR Technology [1]	21,800	670,132
PC Connection	68,100	3,381,846
Vishay Precision Group [1]	98,300	3,342,200
		18,989,091
IT SERVICES - 0.4%
Cass Information Systems	24,216	1,398,232
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 15.9%
Adesto Technologies [1],[2]	443,600	3,770,600
Aehr Test Systems [1],[2]	869,700	1,739,400
Axcelis Technologies [1]	35,300	850,553
AXT [1]	474,700	2,064,945
Brooks Automation	51,282	2,151,793
†Camtek	207,200	2,243,976
†Cirrus Logic [1]	31,600	2,604,156
Cohu	136,000	3,107,600
CyberOptics Corporation [1]	95,700	1,758,966
Everspin Technologies [1],[2]	220,300	1,158,778
†FormFactor [1]	162,300	4,214,931
†Ichor Holdings [1]	89,600	2,980,992
†Inphi Corporation [1]	25,000	1,850,500
NeoPhotonics Corporation [1]	391,700	3,454,794
Nova Measuring Instruments [1],[2]	117,800	4,456,374
Onto Innovation [1]	24,207	884,524
PDF Solutions [1]	211,900	3,578,991
Photronics [1]	300,500	4,735,880
Silicon Motion Technology ADR	25,800	1,308,318
Ultra Clean Holdings [1]	203,500	4,776,145
		53,692,216
SOFTWARE - 2.2%
Agilysys [1]	127,100	3,229,611
QAD Cl. A	82,413	4,197,294
		7,426,905
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.4%
AstroNova	98,300	1,348,676
Total (Cost $57,187,954)		89,560,908

MATERIALS – 3.2%
CHEMICALS - 0.8%
FutureFuel Corporation	62,500	774,375
Trecora Resources [1]	282,301	2,018,452
		2,792,827
METALS & MINING - 2.4%
†Altius Minerals	99,000	911,817
†Ferroglobe (Warranty Insurance Trust) [1,3]	205,763	0
Haynes International	63,330	2,265,947
Major Drilling Group International [1]	645,800	2,819,827
Universal Stainless & Alloy Products [1]	131,400	1,957,860
		7,955,451
Total (Cost $12,953,970)		10,748,278

REAL ESTATE – 2.1%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.2%
Community Healthcare Trust	43,600	1,868,696
†Postal Realty Trust Cl. A	120,100	2,035,695
		3,904,391
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.9%
FRP Holdings [1]	38,975	1,941,345
Marcus & Millichap [1]	33,800	1,259,050
		3,200,395
Total (Cost $5,121,384)		7,104,786

TOTAL COMMON STOCKS
(Cost $225,768,952)		312,853,157

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 35

Schedules of Investments

Royce Micro-Cap Fund (continued)

VALUE

REPURCHASE AGREEMENT– 7.3%

Fixed Income Clearing Corporation, 0.25% dated 12/31/19, due 1/2/20, maturity value $24,628,342 (collateralized by obligations of various U.S. Government Agencies, 2.00% due 5/31/24, valued at $25,121,979)
(Cost $24,628,000)	$24,628,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.3%
Money Market Funds
Federated Government Obligations Fund (7 day yield-1.49%)
(Cost $882,470)	882,470

TOTAL INVESTMENTS – 100.3%
(Cost $251,279,422)	338,363,627

LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%	(1,091,775)

NET ASSETS – 100.0%	$337,271,852

Royce Opportunity Fund

Common Stocks – 96.6%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.4%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
Iridium Communications [1],[2]	102,993	$2,537,748
Ooma [1]	251,178	3,323,085
		5,860,833
INTERACTIVE MEDIA & SERVICES - 0.6%
†Eventbrite Cl. A [1]	154,800	3,122,316
EverQuote Cl. A [1],[2]	82,800	2,844,180
		5,966,496
MEDIA - 0.2%
†comScore [1,2]	308,500	1,523,990
Total (Cost $7,794,889)		13,351,319

CONSUMER DISCRETIONARY – 9.3%
AUTO COMPONENTS - 1.0%
Cooper Tire & Rubber	77,400	2,225,250
Horizon Global [1],[2]	835,560	2,916,104
Modine Manufacturing [1]	445,637	3,431,405
†Shiloh Industries [1]	121,500	432,540
		9,005,299
DIVERSIFIED CONSUMER SERVICES - 0.6%
frontdoor [1],[2]	117,699	5,581,287
HOTELS, RESTAURANTS & LEISURE - 2.0%
Carrols Restaurant Group [1]	815,705	5,750,720
Century Casinos [1]	263,340	2,085,653
El Pollo Loco Holdings [1],[2]	177,306	2,684,413
†Kura Sushi USA Cl. A [1,2]	98,226	2,499,852
†Noodles & Company Cl. A [1]	127,928	708,721
†Playa Hotels & Resorts [1,2]	313,506	2,633,450
†Scientific Games 1	73,441	1,966,750
		18,329,559
HOUSEHOLD DURABLES - 2.8%
Beazer Homes USA [1]	418,141	5,908,332
†Century Communities [1,2]	34,700	949,045
LGI Homes [1],[2]	38,870	2,746,165
Libbey [1]	264,810	383,975
M.D.C. Holdings	77,316	2,950,379
M/I Homes [1]	92,848	3,653,569
New Home [1]	240,350	1,120,031
TRI Pointe Group [1],[2]	169,606	2,642,461
†Turtle Beach 1,2	96,600	912,870
VOXX International Cl. A [1]	361,918	1,585,201
William Lyon Homes Cl. A [1]	153,519	3,067,310
		25,919,338
INTERNET & DIRECT MARKETING RETAIL - 0.5%
Leaf Group [1]	66,267	265,068
Rubicon Project (The) [1]	531,466	4,336,762
		4,601,830
MULTILINE RETAIL - 0.0%
Tuesday Morning [1]	187,762	347,360
SPECIALTY RETAIL - 1.8%
Conn's [1]	285,000	3,531,150
Lumber Liquidators Holdings [1],[2]	536,166	5,238,342
RTW Retailwinds [1]	436,441	349,589
Stage Stores [1]	819,711	6,656,053
Zumiez [1]	18,500	638,990
		16,414,124
TEXTILES, APPAREL & LUXURY GOODS - 0.6%
Jerash Holdings (US)	61,704	361,585
Unifi [1]	176,754	4,464,806

36 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2019

Royce Opportunity Fund (continued)

	SHARES	VALUE

CONSUMER DISCRETIONARY (continued)
TEXTILES, APPAREL & LUXURY GOODS (continued)
Vince Holding [1]	57,783	$1,000,224
		5,826,615
Total (Cost $70,390,759)		86,025,412

CONSUMER STAPLES – 0.6%
BEVERAGES - 0.5%
†Eastside Distilling [1]	80,400	237,180
MGP Ingredients	73,200	3,546,540
†Reed's [1]	256,067	233,021
		4,016,741
FOOD PRODUCTS - 0.1%
SunOpta [1]	465,427	1,163,568
Total (Cost $7,443,795)		5,180,309

ENERGY – 8.3%
ENERGY EQUIPMENT & SERVICES - 3.0%
Archrock	403,600	4,052,144
Aspen Aerogels [1]	363,940	2,824,174
DMC Global	88,700	3,986,178
Independence Contract Drilling [1],[2]	772,781	770,308
KLX Energy Services Holdings [1],[2]	243,726	1,569,595
†Nabors Industries	386,320	1,112,602
Newpark Resources [1]	804,273	5,042,792
Patterson-UTI Energy	215,185	2,259,442
Ranger Energy Services Cl. A [1]	277,984	1,790,217
†TETRA Technologies [1]	506,330	992,407
U.S. Silica Holdings	475,901	2,926,791
		27,326,650
OIL, GAS & CONSUMABLE FUELS - 5.3%
Ardmore Shipping [1]	400,099	3,620,896
Baytex Energy [1]	943,700	1,368,365
Bonanza Creek Energy [1]	113,300	2,644,422
†Centennial Resource Development Cl. A [1]	71,000	328,020
Dorian LPG [1]	632,348	9,788,747
†Earthstone Energy Cl. A [1]	59,904	379,192
GasLog	213,604	2,091,183
GasLog Partners L.P.	153,780	2,405,119
HighPoint Resources [1]	69,400	117,286
Matador Resources [1]	412,383	7,410,523
†Montage Resources [1,2]	269,370	2,138,798
Navigator Holdings [1]	460,284	6,200,026
Scorpio Tankers	27,887	1,097,075
Talos Energy [1],[2]	153,123	4,616,658
Teekay LNG Partners L.P.	301,743	4,695,121
Whiting Petroleum [1]	25,268	185,467
		49,086,898
Total (Cost $84,731,962)		76,413,548

FINANCIALS – 9.6%
BANKS - 4.4%
Allegiance Bancshares [1],[2]	55,000	2,068,000
CenterState Bank	229,766	5,739,555
First Foundation	184,300	3,206,820
Franklin Financial Network	142,614	4,895,939
Hilltop Holdings	306,899	7,650,992
Independent Bank Group	98,158	5,441,880
Seacoast Banking Corporation of Florida [1]	122,200	3,735,654
Southern National Bancorp of Virginia	117,086	1,914,356
Texas Capital Bancshares [1]	46,900	2,662,513
TriState Capital Holdings [1]	110,761	2,893,077
Umpqua Holdings	43,182	764,321
		40,973,107
CAPITAL MARKETS - 1.1%
B. Riley Financial	214,017	5,388,948
Evercore Cl. A	65,500	4,896,780
†GAIN Capital Holdings	74,800	295,460
		10,581,188
INSURANCE - 2.1%
HCI Group	97,776	4,463,475
Heritage Insurance Holdings	439,991	5,829,881
MBIA [1]	265,778	2,471,735
†Stewart Information Services	150,900	6,155,211
		18,920,302
THRIFTS & MORTGAGE FINANCE - 2.0%
Axos Financial [1]	50,400	1,526,112
MGIC Investment	108,272	1,534,214
NMI Holdings Cl. A [1],[2]	69,263	2,298,146
Radian Group	220,298	5,542,698
Walker & Dunlop	123,528	7,989,791
		18,890,961
Total (Cost $76,134,954)		89,365,558

HEALTH CARE – 13.8%
BIOTECHNOLOGY - 1.8%
AMAG Pharmaceuticals [1]	73,300	892,061
†CareDx 1,2	207,541	4,476,659
†Emergent BioSolutions [1]	144,731	7,808,237
†Flexion Therapeutics [1,2]	157,424	3,258,677
		16,435,634
HEALTH CARE EQUIPMENT & SUPPLIES - 4.2%
Accuray [1],[2]	900,008	2,538,023
Alphatec Holdings [1]	281,000	1,993,695
AngioDynamics [1]	229,512	3,674,487
†Chembio Diagnostics [1]	153,160	698,410
†Conformis 1	23,520	35,280
†IntriCon Corporation [1,2]	283,900	5,110,200
Invacare Corporation	947,716	8,548,398
Merit Medical Systems [1]	52,400	1,635,928
Orthofix Medical [1]	105,396	4,867,187
†Ra Medical Systems [1,2]	140,373	158,621
RTI Surgical Holdings [1]	476,528	1,305,687
†SmileDirectClub Cl. A [1]	324,400	2,835,256
Varex Imaging [1]	183,052	5,456,780
		38,857,952
HEALTH CARE PROVIDERS & SERVICES - 6.8%
AAC Holdings [1,2,4]	767,365	414,300
Acadia Healthcare [1],[2]	207,579	6,895,774
†Addus HomeCare [1,2]	3,389	329,479
†BioTelemetry [1]	138,500	6,412,550
Brookdale Senior Living [1]	32,309	234,886
Community Health Systems [1]	1,452,414	4,212,001
Cross Country Healthcare [1]	688,520	8,000,602
†Fulgent Genetics [1,2]	33,295	429,506
Option Care Health [1],[2]	1,310,285	4,887,363
Owens & Minor	978,269	5,057,651
R1 RCM [1],[2]	598,743	7,771,684
RadNet [1]	170,600	3,463,180
Select Medical Holdings [1]	198,100	4,623,654

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 37

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE PROVIDERS & SERVICES (continued)
Surgery Partners [1],[2]	650,636	$10,185,707
		62,918,337
HEALTH CARE TECHNOLOGY - 1.0%
Allscripts Healthcare Solutions [1]	244,428	2,399,061
Castlight Health Cl. B [1]	971,542	1,292,151
Evolent Health Cl. A [1],[2]	198,600	1,797,330
†Tabula Rasa HealthCare [1],[2]	77,600	3,777,568
		9,266,110
Total (Cost $131,302,488)		127,478,033

INDUSTRIALS – 19.9%
AEROSPACE & DEFENSE - 1.1%
†Astronics Corporation [1]	179,300	5,011,435
Kratos Defense & Security Solutions [1]	41,313	744,047
Triumph Group	151,401	3,825,903
Wesco Aircraft Holdings [1]	36,736	404,831
		9,986,216
AIR FREIGHT & LOGISTICS - 0.2%
Atlas Air Worldwide Holdings [1],[2]	74,298	2,048,396
AIRLINES - 0.5%
Hawaiian Holdings	86,600	2,536,514
Mesa Air Group [1]	230,600	2,061,564
		4,598,078
BUILDING PRODUCTS - 2.0%
American Woodmark [1]	40,600	4,243,106
Builders FirstSource [1]	52,295	1,328,816
Griffon Corporation	233,459	4,746,222
Insteel Industries	147,550	3,170,850
PGT Innovations [1]	222,343	3,315,134
Quanex Building Products	68,980	1,178,178
		17,982,306
COMMERCIAL SERVICES & SUPPLIES - 0.8%
Interface	99,772	1,655,218
Pitney Bowes	567,600	2,287,428
Team [1]	204,586	3,267,238
		7,209,884
CONSTRUCTION & ENGINEERING - 3.7%
Aegion Corporation [1]	164,385	3,677,293
Ameresco Cl. A [1]	400,376	7,006,580
Arcosa	164,025	7,307,314
†Concrete Pumping Holdings [1],[2]	58,100	317,807
Construction Partners Cl. A [1],[2]	187,879	3,169,519
Great Lakes Dredge & Dock [1]	72,216	818,207
Northwest Pipe [1]	253,901	8,457,442
†Primoris Services	169,380	3,767,011
		34,521,173
ELECTRICAL EQUIPMENT - 1.6%
†Bloom Energy Cl. A [1],[2]	359,300	2,683,971
†Generac Holdings [1]	84,100	8,459,619
†LSI Industries	397,853	2,407,010
Power Solutions International [1],[4]	146,143	1,154,530
		14,705,130
MACHINERY - 5.8%
Astec Industries	121,535	5,104,470
Commercial Vehicle Group [1]	353,974	2,247,735
FreightCar America [1]	143,067	296,149
†Gencor Industries [1]	26,199	305,742
Hurco Companies	71,765	2,752,905
Hyster-Yale Materials Handling Cl. A	97,864	5,770,061
†LiqTech International [1],[2]	104,400	610,740
Lydall [1]	230,526	4,730,394
†Manitex International [1]	240,020	1,428,119
Meritor [1]	55,108	1,443,279
Mueller Water Products	328,172	3,931,501
NN [1]	317,248	2,934,544
Park-Ohio Holdings	51,790	1,742,733
Spartan Motors	338,638	6,122,575
TriMas Corporation [1]	132,510	4,162,139
Trinity Industries	165,100	3,656,965
Wabash National	64,500	947,505
Westport Fuel Systems [1]	2,356,974	5,586,028
		53,773,584
MARINE - 0.4%
Eagle Bulk Shipping [1]	365,333	1,680,532
Scorpio Bulkers	354,187	2,256,171
		3,936,703
PROFESSIONAL SERVICES - 0.7%
†GP Strategies [1]	204,245	2,702,161
†Mistras Group [1]	289,000	4,124,030
		6,826,191
ROAD & RAIL - 0.9%
Hertz Global Holdings [1],[2]	495,593	7,805,590
TRADING COMPANIES & DISTRIBUTORS - 2.2%
Air Lease Cl. A	189,538	9,006,846
†Fortress Transportation & Infrastructure Investors	51,300	1,002,402
†General Finance [1]	172,287	1,907,217
Herc Holdings [1]	175,098	8,569,296
		20,485,761
Total (Cost $147,451,889)		183,879,012

INFORMATION TECHNOLOGY – 23.7%
COMMUNICATIONS EQUIPMENT - 3.6%
Applied Optoelectronics [1],[2]	98,500	1,170,180
Aviat Networks [1]	45,499	639,261
†CalAmp Corporation [1]	453,442	4,343,974
Ciena Corporation [1]	66,573	2,842,001
†CommScope Holding Company [1]	71,500	1,014,585
Comtech Telecommunications	189,176	6,713,856
†DASAN Zhone Solutions [1]	98,600	873,596
Digi International [1]	309,300	5,480,796
EMCORE Corporation [1]	109,016	331,409
Extreme Networks [1]	217,000	1,599,290
Infinera Corporation [1],[2]	604,946	4,803,271
PCTEL	220,920	1,871,193
Ribbon Communications [1]	462,185	1,432,774
		33,116,186
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.8%
Fabrinet [1]	81,205	5,265,332
Frequency Electronics [1]	325,535	3,323,712
Identiv [1]	456,497	2,574,643
II-VI [1]	249,068	8,386,120
KEMET Corporation	348,205	9,418,945
Perceptron [1]	136,718	751,949
Vishay Intertechnology	242,224	5,156,949
		34,877,650
IT SERVICES - 1.6%
†CoreLogic [1]	116,100	5,074,731

38 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2019

Royce Opportunity Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
IT SERVICES (continued)
Limelight Networks [1]	920,824	$3,756,962
Perspecta	241,959	6,397,396
		15,229,089
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.2%
Advanced Energy Industries [1]	91,900	6,543,280
Alpha & Omega Semiconductor [1]	780,486	10,630,219
Amkor Technology [1]	371,400	4,828,200
Amtech Systems [1]	263,975	1,890,061
Axcelis Technologies [1]	41,900	1,009,581
AXT [1]	411,106	1,788,311
Brooks Automation	74,320	3,118,467
Cohu	233,876	5,344,067
FormFactor [1]	280,613	7,287,520
Ichor Holdings [1],[2]	98,094	3,263,587
Kulicke & Soffa Industries	260,565	7,087,368
MACOM Technology Solutions Holdings [1],[2]	364,539	9,696,737
Onto Innovation [1]	263,419	9,625,330
Ultra Clean Holdings [1]	338,827	7,952,270
Veeco Instruments [1],[2]	338,787	4,975,087
		85,040,085
SOFTWARE - 3.6%
A10 Networks [1]	751,726	5,164,358
†Asure Software [1]	293,649	2,402,049
Avaya Holdings [1],[2]	542,954	7,329,879
†Cloudera [1],[2]	243,000	2,826,090
Ebix	154,700	5,168,527
SecureWorks Corporation Cl. A [1],[2]	264,330	4,403,738
Telaria [1]	703,767	6,200,187
		33,494,828
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.9%
Avid Technology [1]	847,715	7,273,395
Intevac [1]	631,830	4,460,720
NCR Corporation [1]	111,800	3,930,888
Stratasys [1],[2]	47,961	970,011
3D Systems [1]	169,587	1,483,886
		18,118,900
Total (Cost $153,520,944)		219,876,738

MATERIALS – 8.5%
CHEMICALS - 3.0%
†American Vanguard	103,700	2,019,039
Ferro Corporation [1]	228,467	3,388,166
Huntsman Corporation	182,800	4,416,448
Intrepid Potash [1]	988,900	2,679,919
Kraton Corporation [1]	288,145	7,295,831
†Livent Corporation [1],[2]	211,600	1,809,180
Olin Corporation	207,700	3,582,825
†Rayonier Advanced Materials [1]	72,400	278,016
†Trecora Resources [1]	290,612	2,077,876
		27,547,300
CONSTRUCTION MATERIALS - 1.6%
Forterra [1],[2]	828,737	9,580,199
U.S. Concrete [1],[2]	119,762	4,989,285
		14,569,484
METALS & MINING - 3.6%
Allegheny Technologies [1]	80,614	1,665,485
Carpenter Technology	40,212	2,001,753
Century Aluminum [1]	612,710	4,604,516
Cleveland-Cliffs	707,552	5,943,437
Commercial Metals	193,109	4,300,538
Ferroglobe [1]	1,197,278	1,125,441
Haynes International	117,888	4,218,033
Noranda Aluminum Holding Corporation [1],[4]	488,157	1,757
Synalloy Corporation [1]	374,221	4,831,193
TimkenSteel Corporation [1]	137,735	1,082,597
Universal Stainless & Alloy Products [1],[2]	227,941	3,396,321
		33,171,071
PAPER & FOREST PRODUCTS - 0.3%
Glatfelter (P. H.) Company	176,400	3,228,120
Total (Cost $68,248,200)		78,515,975

REAL ESTATE – 1.3%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.7%
†Armada Hoffler Properties	228,003	4,183,855
CatchMark Timber Trust Cl. A	197,400	2,264,178
		6,448,033
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
†Realogy Holdings [1]	312,200	3,022,096
Tejon Ranch [1]	167,106	2,670,354
		5,692,450
Total (Cost $12,405,742)		12,140,483

UTILITIES – 0.2%
WATER UTILITIES - 0.2%
Pure Cycle [1]	170,799	2,150,359
Total (Cost $713,940)		2,150,359

TOTAL COMMON STOCKS
(Cost $760,139,562)		894,376,746

REPURCHASE AGREEMENT– 3.4%
Fixed Income Clearing Corporation, 0.25% dated 12/31/19, due 1/2/20, maturity value
$31,152,433 (collateralized by obligations of various U.S. Government Agencies, 2.875%
due 11/15/21, valued at $31,776,556)
(Cost $31,152,000)		31,152,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.5%
Money Market Funds
Federated Government Obligations Fund (7 day yield-1.49%)
(Cost $22,880,089)		22,880,089

TOTAL INVESTMENTS – 102.5%
(Cost $814,171,651)		948,408,835

LIABILITIES LESS CASH AND OTHER ASSETS – (2.5)%		(22,771,286)

NET ASSETS – 100.0%		$925,637,549

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 39

Schedules of Investments

Royce Pennsylvania Mutual Fund

Common Stocks - 96.0%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
†Bandwidth Cl. A [1],[2]	70,835	$4,536,982
MEDIA - 0.9%
Liberty Latin America Cl. C [1],[2]	281,143	5,471,043
†Media General (Rights) [1],[3]	102,272	0
Meredith Corporation	150,323	4,880,988
†Nexstar Media Group Cl. A	26,125	3,063,156
Saga Communications Cl. A	115,661	3,516,094
		16,931,281
Total (Cost $24,485,599)		21,468,263

CONSUMER DISCRETIONARY – 8.9%
AUTO COMPONENTS - 1.8%
Dorman Products [1]	131,380	9,948,093
Gentex Corporation	226,552	6,565,477
LCI Industries	128,870	13,805,843
Stoneridge [1]	158,446	4,645,637
		34,965,050
AUTOMOBILES - 0.4%
Winnebago Industries	158,610	8,403,158
DISTRIBUTORS - 0.4%
LKQ Corporation [1]	131,323	4,688,231
Weyco Group	85,418	2,259,306
		6,947,537
DIVERSIFIED CONSUMER SERVICES - 0.3%
Regis Corporation [1]	349,853	6,251,873
HOTELS, RESTAURANTS & LEISURE - 0.5%
†Century Casinos [1]	496,867	3,935,187
Hilton Grand Vacations [1]	185,099	6,365,554
		10,300,741
HOUSEHOLD DURABLES - 0.6%
Ethan Allen Interiors	13,928	265,468
La-Z-Boy	105,106	3,308,737
†Legacy Housing [1],[2]	189,025	3,145,376
†LGI Homes [1],[2]	65,442	4,623,477
		11,343,058
INTERNET & DIRECT MARKETING RETAIL - 0.4%
Etsy [1]	159,283	7,056,237
LEISURE PRODUCTS - 0.3%
Johnson Outdoors Cl. A	28,015	2,148,751
MasterCraft Boat Holdings [1]	249,071	3,922,868
		6,071,619
SPECIALTY RETAIL - 3.2%
American Eagle Outfitters	342,966	5,041,600
America's Car-Mart [1]	95,046	10,422,744
†Asbury Automotive Group [1]	49,743	5,560,770
Caleres	292,284	6,941,745
Children's Place	63,809	3,989,339
Designer Brands Cl. A	431,283	6,788,394
Monro	50,639	3,959,970
Rent-A-Center	405,072	11,682,277
Shoe Carnival	218,939	8,162,046
		62,548,885
TEXTILES, APPAREL & LUXURY GOODS - 1.0%
†Canada Goose Holdings [1],[2]	100,979	3,659,479
G-III Apparel Group [1]	280,732	9,404,522
Movado Group	14,923	324,426
Wolverine World Wide	163,755	5,525,094
		18,913,521
Total (Cost $125,056,316)		172,801,679

CONSUMER STAPLES – 1.4%
FOOD PRODUCTS - 0.5%
Cal-Maine Foods [1]	35,815	1,531,091
Industrias Bachoco ADR Ser. B	20,037	1,041,924
Nomad Foods [1]	154,056	3,446,233
Seneca Foods Cl. A [1]	104,533	4,263,901
Tootsie Roll Industries	14,027	478,882
		10,762,031
PERSONAL PRODUCTS - 0.9%
†BellRing Brands Cl. A [1],[2]	179,076	3,812,528
Inter Parfums	177,526	12,907,915
		16,720,443
Total (Cost $12,110,160)		27,482,474

ENERGY – 4.3%
ENERGY EQUIPMENT & SERVICES - 3.6%
†DMC Global	47,863	2,150,963
Era Group [1]	544,900	5,541,633
Helmerich & Payne	83,847	3,809,169
Oil States International [1]	9,750	159,022
Pason Systems	1,106,349	11,169,563
SEACOR Holdings [1]	500,358	21,590,448
SEACOR Marine Holdings [1],[2]	701,179	9,669,258
†Solaris Oilfield Infrastructure Cl. A	110,405	1,545,670
TGS-NOPEC Geophysical	517,270	15,737,339
		71,373,065
OIL, GAS & CONSUMABLE FUELS - 0.7%
†Bonanza Creek Energy [1]	176,015	4,108,190
EQT Corporation	99,487	1,084,408
†Laredo Petroleum [1],[2]	1,567,513	4,498,762
†Penn Virginia [1],[2]	128,465	3,898,913
		13,590,273
Total (Cost $74,423,863)		84,963,338

FINANCIALS – 16.0%
BANKS - 4.5%
BOK Financial	77,519	6,775,160
Camden National	123,346	5,681,317
City Holding Company	54,724	4,484,632
CNB Financial	161,481	5,277,199
Financial Institutions	101,067	3,244,251
First Citizens BancShares Cl. A	44,671	23,774,353
National Bankshares	118,842	5,339,571
Northrim BanCorp	94,495	3,619,158
Popular	204,049	11,987,879
TriState Capital Holdings [1],[2]	98,561	2,574,413
Unity Bancorp	84,105	1,898,250
Webster Financial	258,286	13,782,141
		88,438,324
CAPITAL MARKETS - 5.8%
Ares Management Cl. A	573,100	20,453,939
Artisan Partners Asset Management Cl. A	134,502	4,347,105
B. Riley Financial	69,658	1,753,988
Diamond Hill Investment Group	36,016	5,058,807
Houlihan Lokey Cl. A	318,447	15,562,505
Lazard Cl. A	230,750	9,220,770
Moelis & Company Cl. A	126,524	4,038,646
Morningstar	96,994	14,676,162
SEI Investments	157,519	10,314,344
Sprott	1,716,948	3,940,168
TMX Group	47,000	4,070,040

40 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2019

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
†Tradeweb Markets Cl. A	85,400	$3,958,290
Virtu Financial Cl. A	969,584	15,503,648
		112,898,412
DIVERSIFIED FINANCIAL SERVICES - 0.1%
†Onex Corporation	50,000	3,163,913
INSURANCE - 3.2%
Alleghany Corporation [1]	8,775	7,016,227
Assured Guaranty	193,882	9,504,096
E-L Financial	26,318	16,800,513
†FBL Financial Group Cl. A	82,812	4,880,111
Kingstone Companies	154,713	1,199,026
ProAssurance Corporation	289,221	10,452,447
RLI Corp.	68,753	6,189,145
Trupanion [1],[2]	155,390	5,820,909
		61,862,474
THRIFTS & MORTGAGE FINANCE - 2.4%
Axos Financial [1],[2]	166,350	5,037,078
Genworth MI Canada	537,129	23,502,884
Southern Missouri Bancorp	61,461	2,357,644
Timberland Bancorp	96,237	2,862,088
TrustCo Bank Corp. NY	659,130	5,714,657
WSFS Financial	154,359	6,790,253
		46,264,604
Total (Cost $226,062,774)		312,627,727

HEALTH CARE – 6.2%
BIOTECHNOLOGY – 0.4%
†BioSpecifics Technologies [1],[2]	62,858	3,579,135
†CareDx [1],2	34,820	751,067
Eagle Pharmaceuticals [1],[2]	7,362	442,309
†Pfenex [1]	93,189	1,023,215
Zealand Pharma [1]	77,222	2,728,680
		8,524,406
HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
AtriCure [1]	35,943	1,168,507
Atrion Corporation	8,442	6,344,163
†BioLife Solutions [1]	220,716	3,571,185
CryoLife [1]	67,758	1,835,564
Haemonetics [1]	16,069	1,846,328
Hill-Rom Holdings	45,576	5,174,243
Mesa Laboratories	50,145	12,506,163
†OrthoPediatrics Corporation [1],[2]	13,500	634,365
Quidel Corporation [1]	39,216	2,942,377
†STAAR Surgical [1],[2]	75,641	2,660,294
†Tandem Diabetes Care [1]	67,086	3,998,996
		42,682,185
HEALTH CARE PROVIDERS & SERVICES - 2.0%
AMN Healthcare Services [1],[2]	84,132	5,242,265
Encompass Health	139,160	9,639,613
Ensign Group (The)	63,835	2,896,194
National Research	125,963	8,306,000
†Pennant Group [1]	27,540	910,748
Tivity Health [1],[2]	28,427	578,347
U.S. Physical Therapy	94,684	10,827,116
		38,400,283
HEALTH CARE TECHNOLOGY - 0.2%
†Simulations Plus	137,250	3,989,858
LIFE SCIENCES TOOLS & SERVICES - 1.3%
Bio-Techne	59,070	12,966,456
ICON [1]	31,848	5,485,181
NeoGenomics [1]	62,083	1,815,928
PRA Health Sciences [1]	9,949	1,105,831
Quanterix Corporation [1],[2]	122,399	2,892,288
		24,265,684
PHARMACEUTICALS - 0.1%
†Supernus Pharmaceuticals [1]	93,617	2,220,595
Total (Cost $67,765,065)		120,083,011

INDUSTRIALS – 27.5%
AEROSPACE & DEFENSE - 1.6%
HEICO Corporation	142,187	16,230,646
HEICO Corporation Cl. A	66,910	5,990,452
Hexcel Corporation	40,332	2,956,739
Magellan Aerospace	208,471	2,257,212
†Vectrus [1]	74,469	3,817,281
		31,252,330
AIR FREIGHT & LOGISTICS - 0.6%
Forward Air	100,469	7,027,807
Hub Group Cl. A [1]	107,918	5,535,114
		12,562,921
AIRLINES - 1.0%
Allegiant Travel	35,412	6,163,104
Hawaiian Holdings	197,299	5,778,888
Spirit Airlines [1],[2]	187,761	7,568,646
		19,510,638
BUILDING PRODUCTS - 1.2%
Apogee Enterprises	73,798	2,398,435
Gibraltar Industries [1]	106,327	5,363,134
Patrick Industries	158,191	8,293,954
Simpson Manufacturing	87,299	7,003,999
		23,059,522
COMMERCIAL SERVICES & SUPPLIES - 1.7%
Healthcare Services Group	163,811	3,983,884
Heritage-Crystal Clean [1]	154,283	4,839,858
Kimball International Cl. B	412,317	8,522,592
Mobile Mini	82,807	3,139,213
PICO Holdings [1]	325,026	3,614,289
Steelcase Cl. A	16,232	332,107
UniFirst Corporation	39,285	7,934,784
		32,366,727
CONSTRUCTION & ENGINEERING - 1.7%
Arcosa	316,212	14,087,245
Comfort Systems USA	80,131	3,994,530
†Construction Partners Cl. A [1],[2]	144,891	2,444,311
Sterling Construction [1]	8,968	126,269
Valmont Industries	85,225	12,765,001
		33,417,356
ELECTRICAL EQUIPMENT - 1.1%
Encore Wire	80,104	4,597,970
EnerSys	13,401	1,002,797
Hubbell Incorporated	12,535	1,852,924
Preformed Line Products	218,153	13,165,533
Sensata Technologies Holding [1],[2]	22,800	1,228,236
		21,847,460
INDUSTRIAL CONGLOMERATES - 1.2%
Carlisle Companies	36,313	5,876,896
Raven Industries	505,204	17,409,330
		23,286,226

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 41

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY - 9.4%
Alamo Group	12,501	$1,569,501
CIRCOR International [1]	134,242	6,207,350
Colfax Corporation [1],[2]	617,034	22,447,697
Franklin Electric	137,078	7,857,311
Graco	180,999	9,411,948
Graham Corporation	72,292	1,581,749
Helios Technologies	375,110	17,341,335
John Bean Technologies	116,550	13,130,523
Kadant	123,728	13,033,507
Lincoln Electric Holdings	161,417	15,613,866
Lindsay Corporation	116,390	11,172,276
Luxfer Holdings	34,100	631,191
Meritor [1]	663,314	17,372,194
Miller Industries	208,843	7,754,341
Nordson Corporation	48,336	7,871,034
Proto Labs [1],[2]	31,438	3,192,529
RBC Bearings [1]	54,522	8,633,013
Tennant Company	231,480	18,036,922
		182,858,287
MARINE - 1.7%
Clarkson	405,000	16,228,003
Eagle Bulk Shipping [1]	377,886	1,738,276
Kirby Corporation [1]	165,579	14,824,288
		32,790,567
PROFESSIONAL SERVICES - 2.6%
Exponent	74,566	5,145,800
Forrester Research [1]	154,823	6,456,119
GP Strategies [1]	71,813	950,086
Heidrick & Struggles International	295,333	9,598,322
Kforce	78,471	3,115,299
Korn Ferry	232,319	9,850,325
ManpowerGroup	10,247	994,984
†Morneau Shepell	53,600	1,394,743
Resources Connection	204,684	3,342,490
TrueBlue [1]	120,811	2,906,713
†Upwork [1],[2]	621,593	6,632,397
		50,387,278
ROAD & RAIL - 1.8%
ArcBest	210,247	5,802,817
Landstar System	137,120	15,613,854
Saia [1]	66,462	6,188,942
Universal Logistics Holdings	430,275	8,158,014
		35,763,627
TRADING COMPANIES & DISTRIBUTORS - 1.9%
Air Lease Cl. A	315,915	15,012,281
Applied Industrial Technologies	121,091	8,075,559
†BMC Stock Holdings [1]	95,349	2,735,563
†EVI Industries [1],[2]	97,718	2,642,295
Richelieu Hardware	310,641	6,490,077
Watsco	9,849	1,774,297
		36,730,072
Total (Cost $319,798,336)		535,833,011

INFORMATION TECHNOLOGY – 19.0%
COMMUNICATIONS EQUIPMENT - 0.3%
ADTRAN	61,465	607,889
Digi International [1]	287,193	5,089,060
NetScout Systems [1]	11,938	287,348
		5,984,297
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.1%
Badger Meter	220,602	14,323,688
Cognex Corporation	104,493	5,855,788
Coherent [1]	90,691	15,086,448
Dolby Laboratories Cl. A	94,540	6,504,352
Fabrinet [1]	189,232	12,269,803
FARO Technologies [1]	233,398	11,751,589
FLIR Systems	380,101	19,791,859
HollySys Automation Technologies	71,531	1,173,824
Insight Enterprises [1]	189,493	13,319,463
IPG Photonics [1]	42,231	6,120,117
Kimball Electronics [1]	186,492	3,272,935
Littelfuse	12,933	2,474,083
Methode Electronics	10,048	395,389
MTS Systems	43,710	2,099,391
National Instruments	261,316	11,064,119
†PAR Technology [1]	282,289	8,677,564
PC Connection	184,349	9,154,771
Sanmina Corporation [1]	204,060	6,987,014
Vishay Intertechnology	138,090	2,939,936
Vishay Precision Group [1]	153,244	5,210,296
		158,472,429
IT SERVICES - 0.8%
†Computer Services [4]	4,079	181,515
KBR	514,874	15,703,657
†Switch Cl. A	8,556	126,800
		16,011,972
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.4%
†Adesto Technologies [1],[2]	174,699	1,484,942
Advanced Energy Industries [1]	71,703	5,105,254
†Axcelis Technologies [1]	173,016	4,168,821
Brooks Automation	189,613	7,956,161
Cabot Microelectronics	120,757	17,427,650
Cirrus Logic [1]	197,140	16,246,307
Cohu	244,918	5,596,376
Diodes [1]	195,294	11,008,723
Entegris	181,116	9,072,100
FormFactor [1]	183,166	4,756,821
Kulicke & Soffa Industries	340,851	9,271,147
Lattice Semiconductor [1]	162,771	3,115,437
MKS Instruments	140,280	15,432,203
Nova Measuring Instruments [1],[2]	96,554	3,652,638
Onto Innovation [1],[2]	75,220	2,748,539
Photronics [1]	142,794	2,250,433
Silicon Motion Technology ADR	60,370	3,061,363
Ultra Clean Holdings [1]	89,571	2,102,231
		124,457,146
SOFTWARE - 3.4%
ACI Worldwide [1]	237,597	9,001,362
Agilysys [1]	99,487	2,527,965
†Cloudflare Cl. A [1]	168,311	2,871,386
Descartes Systems Group (The) [1]	80,547	3,440,968
Fair Isaac [1]	29,068	10,891,198
j2 Global [1]	72,377	6,782,449
Manhattan Associates [1]	61,164	4,877,829
QAD Cl. A	45,841	2,334,682
Qualys [1],[2]	45,927	3,828,934
†SPS Commerce [1]	58,705	3,253,431
†SVMK [1],[2]	266,645	4,764,946
Upland Software [1],[2]	252,615	9,020,882

42 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2019

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SOFTWARE (continued)
†Zuora Cl. A [1],[2]	170,520	$2,443,551
		66,039,583
Total (Cost $201,675,921)		370,965,427

MATERIALS – 8.7%
CHEMICALS - 4.3%
Balchem Corporation	129,022	13,112,506
Element Solutions [1]	1,026,749	11,992,428
†Huntsman Corporation	57,105	1,379,657
Ingevity Corporation [1]	54,804	4,788,774
Innospec	127,742	13,213,633
Minerals Technologies	215,484	12,418,343
Quaker Chemical	134,297	22,094,542
Sensient Technologies	23,379	1,545,118
Westlake Chemical	38,402	2,693,900
		83,238,901
CONSTRUCTION MATERIALS - 0.1%
Imerys	40,000	1,690,626
CONTAINERS & PACKAGING - 0.6%
AptarGroup	94,054	10,874,524
†Packaging Corporation of America	8,954	1,002,758
		11,877,282
METALS & MINING - 2.6%
Alamos Gold Cl. A	2,522,435	15,209,785
Franco-Nevada	92,738	9,579,835
Haynes International	37,450	1,339,961
IAMGOLD Corporation [1]	795,894	2,968,685
†Mayville Engineering [1]	142,603	1,337,616
Pretium Resources [1]	89,241	993,056
Reliance Steel & Aluminum	155,349	18,604,596
		50,033,534
PAPER & FOREST PRODUCTS - 1.1%
Stella-Jones	767,901	22,187,552
Total (Cost $93,754,990)		169,027,895

REAL ESTATE – 2.9%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.9%
FRP Holdings [1]	254,888	12,695,971
Jones Lang LaSalle	16,515	2,875,097
Kennedy-Wilson Holdings	654,921	14,604,738
Marcus & Millichap [1]	402,185	14,981,391
St. Joe Company (The) [1]	246,454	4,887,183
Tejon Ranch [1]	407,307	6,508,766
Total (Cost $43,818,571)		56,553,146

TOTAL COMMON STOCKS
(Cost $1,188,951,595)		1,871,805,971

REPURCHASE AGREEMENT– 3.9%

Fixed Income Clearing Corporation, 0.25% dated 12/31/19, due 1/2/20, maturity value
$76,281,059 (collateralized by obligations of various U.S. Government Agencies, 2.00% due
5/31/24, valued at $77,808,563)
(Cost $76,280,000)		76,280,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.6%
Money Market Funds
Federated Government Obligations Fund (7 day yield-1.49%)
(Cost $11,003,360)		11,003,360

TOTAL INVESTMENTS – 100.5%
(Cost $1,276,234,955)		1,959,089,331

LIABILITIES LESS CASH AND OTHER ASSETS – (0.5)%		(9,759,561)

NET ASSETS – 100.0%		$1,949,329,770

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 43

Schedules of Investments

Royce Premier Fund
Common Stocks — 96.5%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 3.3%
AUTO COMPONENTS - 2.1%
Dorman Products [1]	234,295	$17,740,817
LCI Industries	187,919	20,131,763
		37,872,580
DISTRIBUTORS - 1.2%
Pool Corporation	107,291	22,786,462
Total (Cost $25,640,824)		60,659,042

ENERGY – 5.0%
ENERGY EQUIPMENT & SERVICES - 5.0%
Pason Systems	3,009,000	30,378,492
SEACOR Holdings [1]	586,395	25,302,944
TGS-NOPEC Geophysical	1,134,000	34,500,632
Total (Cost $93,729,813)		90,182,068

FINANCIALS – 18.0%
CAPITAL MARKETS - 11.5%
Ares Management Cl. A	1,274,278	45,478,982
Ashmore Group	7,429,400	50,976,286
Lazard Cl. A	425,683	17,010,293
Morningstar	321,044	48,577,168
TMX Group	268,494	23,250,664
†Virtu Financial Cl. A	1,437,954	22,992,884
		208,286,277
INSURANCE - 3.9%
Alleghany Corporation [1]	51,600	41,257,812
ProAssurance Corporation	783,807	28,326,785
		69,584,597
THRIFTS & MORTGAGE FINANCE - 2.6%
Genworth MI Canada	1,092,965	47,824,320
Total (Cost $173,294,685)		325,695,194

HEALTH CARE – 3.1%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
†Mesa Laboratories	111,079	27,703,102
LIFE SCIENCES TOOLS & SERVICES - 1.6%
Bio-Techne	127,778	28,048,549
Total (Cost $37,010,277)		55,751,651

INDUSTRIALS – 38.3%
AIR FREIGHT & LOGISTICS - 2.0%
Forward Air	521,063	36,448,357
BUILDING PRODUCTS - 1.5%
Simpson Manufacturing	335,951	26,953,349
COMMERCIAL SERVICES & SUPPLIES - 1.7%
Ritchie Bros. Auctioneers	700,846	30,101,336
CONSTRUCTION & ENGINEERING - 2.0%
Valmont Industries	235,749	35,310,485
INDUSTRIAL CONGLOMERATES - 1.3%
†Raven Industries	658,195	22,681,400
MACHINERY - 20.7%
CIRCOR International [1]	391,380	18,097,411
†Colfax Corporation [1,2]	1,304,482	47,457,055
Franklin Electric	228,935	13,122,554
Helios Technologies	741,565	34,282,550
John Bean Technologies	419,670	47,280,022
Kadant	210,352	22,158,480
Lincoln Electric Holdings	561,910	54,353,554
Lindsay Corporation	407,385	39,104,886
RBC Bearings [1]	134,575	21,308,606
†Tennant Company	368,973	28,750,376
Woodward	416,139	49,287,503
		375,202,997
MARINE - 4.3%
Clarkson	510,106	20,439,511
Kirby Corporation [1]	637,919	57,112,888
		77,552,399
ROAD & RAIL - 1.6%
Landstar System	259,925	29,597,660
TRADING COMPANIES & DISTRIBUTORS - 3.2%
Air Lease Cl. A	1,227,647	58,337,785
Total (Cost $370,856,321)		692,185,768

INFORMATION TECHNOLOGY – 18.6%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.4%
Cognex Corporation	555,770	31,145,351
Coherent [1]	236,957	39,417,797
†FARO Technologies [1]	205,663	10,355,132
IPG Photonics [1]	110,712	16,044,383
National Instruments	876,775	37,122,654
		134,085,317
IT SERVICES - 1.0%
Jack Henry & Associates	123,178	17,943,339
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.8%
Cabot Microelectronics	375,064	54,129,237
MKS Instruments	473,848	52,128,018
		106,257,255
SOFTWARE - 4.4%
Fair Isaac [1]	117,205	43,914,369
Manhattan Associates [1]	442,174	35,263,377
		79,177,746
Total (Cost $118,892,361)		337,463,657

MATERIALS – 8.9%
CHEMICALS - 4.6%
†Innospec	338,893	35,055,092
Quaker Chemical	292,117	48,059,089
		83,114,181
METALS & MINING - 2.5%
Reliance Steel & Aluminum	374,331	44,829,880
PAPER & FOREST PRODUCTS - 1.8%
Stella-Jones	1,133,000	32,736,637
Total (Cost $111,294,826)		160,680,698

REAL ESTATE – 1.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.3%
Kennedy-Wilson Holdings	1,026,399	22,888,698
Total (Cost $19,461,791)		22,888,698

TOTAL COMMON STOCKS
(Cost $950,180,898)		1,745,506,776

44 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2019

Royce Premier Fund (continued)

VALUE

REPURCHASE AGREEMENT – 3.6%
Fixed Income Clearing Corporation, 0.25% dated 12/31/19, due 1/2/20, maturity value
$65,358,908 (collateralized by obligations of various U.S. Government Agencies, 2.00%
due 5/31/24, valued at $66,666,938)
(Cost $65,358,000)	$65,358,000
TOTAL INVESTMENTS – 100.1%
(Cost $1,015,538,898)	1,810,864,776

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%	(2,471,070)

NET ASSETS – 100.0%	$1,808,393,706

Royce Small-Cap Value Fund
Common Stocks - 92.1%
	SHARES	VALUE

COMMUNICATION SERVICES – 0.9%
MEDIA - 0.9%
Saga Communications Cl. A	52,529	$1,596,882
Total (Cost $2,211,910)		1,596,882

CONSUMER DISCRETIONARY – 15.4%
AUTO COMPONENTS - 0.9%
Gentex Corporation	29,027	841,203
Stoneridge [1]	25,798	756,397
		1,597,600
HOTELS, RESTAURANTS & LEISURE - 1.5%
Hilton Grand Vacations [1]	74,401	2,558,650
HOUSEHOLD DURABLES - 1.0%
La-Z-Boy	53,702	1,690,539
SPECIALTY RETAIL - 9.7%
American Eagle Outfitters	200,445	2,946,541
Caleres	146,831	3,487,236
Designer Brands Cl. A	228,348	3,594,198
†Rent-A-Center	114,470	3,301,315
Shoe Carnival	89,838	3,349,161
		16,678,451
TEXTILES, APPAREL & LUXURY GOODS - 2.3%
G-III Apparel Group [1]	91,100	3,051,850
Steven Madden	19,849	853,705
		3,905,555
Total (Cost $24,504,248)		26,430,795

CONSUMER STAPLES - 0.5%
FOOD & STAPLES RETAILING - 0.5%
Village Super Market Cl. A	37,679	874,153
Total (Cost $1,058,890)		874,153

ENERGY – 6.5%
ENERGY EQUIPMENT & SERVICES - 2.3%
†DMC Global	20,257	910,350
Helmerich & Payne	48,584	2,207,171
†Solaris Oilfield Infrastructure Cl. A	57,386	803,404
		3,920,925
OIL, GAS & CONSUMABLE FUELS - 4.2%
†Bonanza Creek Energy [1]	96,533	2,253,080
†Dorchester Minerals L.P.	17,834	347,941
†Laredo Petroleum [1,2]	861,055	2,471,228
†Penn Virginia [1]	70,240	2,131,784
		7,204,033
Total (Cost $9,616,139)		11,124,958

FINANCIALS – 25.7%
BANKS - 12.4%
Ames National	85,520	2,399,691
Camden National	61,201	2,818,918
City Holding Company	32,876	2,694,188
CNB Financial	87,567	2,861,690
Codorus Valley Bancorp	33,333	767,659
Financial Institutions	40,966	1,315,009
Landmark Bancorp	25,230	632,011
MidWestOne Financial Group	36,286	1,314,642
National Bankshares	62,963	2,828,928
Northrim BanCorp	54,688	2,094,550
Unity Bancorp	69,312	1,564,372
		21,291,658
CAPITAL MARKETS - 2.2%
Houlihan Lokey Cl. A	51,995	2,540,996

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 45

Schedules of Investments

Royce Small-Cap Value Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
Moelis & Company Cl. A	26,738	$853,477
Pzena Investment Management Cl. A	43,178	372,194
		3,766,667
INSURANCE - 3.0%
James River Group Holdings	41,305	1,702,179
Kingstone Companies	97,482	755,485
Reinsurance Group of America	16,936	2,761,584
		5,219,248
THRIFTS & MORTGAGE FINANCE - 8.1%
Genworth MI Canada	99,389	4,348,914
Southern Missouri Bancorp	35,449	1,359,824
Timberland Bancorp	48,271	1,435,580
TrustCo Bank Corp. NY	330,850	2,868,469
WSFS Financial	86,626	3,810,678
		13,823,465
Total (Cost $31,129,783)		44,101,038

HEALTH CARE – 2.4%
BIOTECHNOLOGY - 0.5%
†Catalyst Pharmaceuticals [1]	233,638	876,143
HEALTH CARE PROVIDERS & SERVICES - 1.3%
AMN Healthcare Services [1]	13,717	854,706
Ensign Group (The)	23,865	1,082,755
†Pennant Group [1]	9,582	316,877
		2,254,338
PHARMACEUTICALS - 0.6%
†Supernus Pharmaceuticals [1]	39,900	946,428
Total (Cost $3,228,939)		4,076,909

INDUSTRIALS – 27.6%
AEROSPACE & DEFENSE - 1.3%
Magellan Aerospace	156,800	1,697,746
†Vectrus [1]	10,600	543,356
		2,241,102
AIRLINES - 5.7%
Allegiant Travel	17,330	3,016,113
Hawaiian Holdings	102,823	3,011,686
Spirit Airlines [1,2]	92,236	3,718,033
		9,745,832
COMMERCIAL SERVICES & SUPPLIES - 2.5%
Herman Miller	38,899	1,620,143
Kimball International Cl. B	130,174	2,690,697
		4,310,840
CONSTRUCTION & ENGINEERING - 0.5%
Comfort Systems USA	16,638	829,404
ELECTRICAL EQUIPMENT - 0.5%
EnerSys	11,214	839,144
MACHINERY - 6.6%
Alamo Group	6,963	874,205
†Commercial Vehicle Group [1]	364,440	2,314,194
Federal Signal	25,210	813,022
Meritor [1]	114,382	2,995,665
Miller Industries	115,477	4,287,661
		11,284,747
PROFESSIONAL SERVICES - 6.4%
Heidrick & Struggles International	98,834	3,212,105
Kforce	20,609	818,177
Korn Ferry	72,960	3,093,504
Resources Connection	80,220	1,309,993
Robert Half International	25,216	1,592,391
TrueBlue [1]	35,488	853,841
		10,880,011
ROAD & RAIL - 3.3%
ArcBest	95,016	2,622,441
Old Dominion Freight Line	4,364	828,200
Saia [1]	8,641	804,650
Werner Enterprises	40,354	1,468,482
		5,723,773
TRADING COMPANIES & DISTRIBUTORS - 0.8%
†BMC Stock Holdings [1]	47,034	1,349,405
Total (Cost $37,508,280)		47,204,258

INFORMATION TECHNOLOGY – 11.3%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.8%
Fabrinet [1]	26,254	1,702,309
Insight Enterprises [1]	62,888	4,420,398
PC Connection	50,278	2,496,805
Sanmina Corporation [1]	113,741	3,894,492
Vishay Intertechnology	119,539	2,544,985
		15,058,989
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
Advanced Energy Industries [1]	12,165	866,148
Kulicke & Soffa Industries	94,869	2,580,437
MKS Instruments	7,780	855,878
		4,302,463
Total (Cost $11,367,297)		19,361,452

MATERIALS – 0.3%
METALS & MINING - 0.3%
†Mayville Engineering [1]	45,922	430,748
Total (Cost $576,072)		430,748

REAL ESTATE – 1.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.5%
Marcus & Millichap [1]	68,346	2,545,889
Total (Cost $2,045,389)		2,545,889

TOTAL COMMON STOCKS
(Cost $123,246,947)		157,747,082

REPURCHASE AGREEMENT– 8.1%
Fixed Income Clearing Corporation, 0.25% dated 12/31/19, due 1/2/20, maturity value
$13,848,192 (collateralized by obligations of various U.S. Government Agencies, 2.25%
due 11/15/24, valued at $14,129,392)
(Cost $13,848,000)		13,848,000

TOTAL INVESTMENTS – 100.2%
(Cost $137,094,947)		171,595,082

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%		(327,020)

NET ASSETS – 100.0%		$171,268,062

46 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2019

Royce Smaller-Companies Growth Fund
Common Stocks - 96.6%
	SHARES	VALUE

COMMUNICATION SERVICES – 2.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
Bandwidth Cl. A [1]	26,000	$1,665,300
ENTERTAINMENT - 1.2%
†Sea Cl. A ADR [1]	79,000	3,177,380
MEDIA - 0.3%
Marchex Cl. B [1]	186,099	703,454
Total (Cost $2,153,864)		5,546,134

CONSUMER DISCRETIONARY - 10.5%
DIVERSIFIED CONSUMER SERVICES - 0.9%
†Bright Horizons Family Solutions [1]	15,000	2,254,350
HOTELS, RESTAURANTS & LEISURE - 1.7%
†Allied Esports Entertainment [1,2]	201,000	522,600
†Papa John’s International	30,000	1,894,500
Texas Roadhouse	36,000	2,027,520
		4,444,620
HOUSEHOLD DURABLES - 3.8%
†Cavco Industries [1]	10,000	1,953,800
Lovesac Company (The) [1,2]	335,666	5,387,439
†Skyline Champion [1]	80,000	2,536,000
		9,877,239
LEISURE PRODUCTS - 0.8%
Callaway Golf	98,000	2,077,600
SPECIALTY RETAIL - 2.7%
Carvana Cl. A [1,2]	28,000	2,577,400
Five Below [1]	11,000	1,406,460
Monro	40,000	3,128,000
		7,111,860
TEXTILES, APPAREL & LUXURY GOODS - 0.6%
Columbia Sportswear	15,000	1,502,850
Total (Cost $20,986,580)		27,268,519

CONSUMER STAPLES – 1.7%
FOOD PRODUCTS - 1.7%
Freshpet [1,2]	73,000	4,313,570
Total (Cost $1,334,569)		4,313,570

ENERGY – 1.0%
OIL, GAS & CONSUMABLE FUELS - 1.0%
Magnolia Oil & Gas Cl. A [1,2]	128,000	1,610,240
Viper Energy Partners L.P.	35,000	863,100
Total (Cost $2,619,610)		2,473,340

FINANCIALS – 7.1%
BANKS - 3.8%
Enterprise Financial Services	41,500	2,000,715
Seacoast Banking Corporation of Florida [1]	82,000	2,506,740
Southern National Bancorp of Virginia	73,000	1,193,550
TriState Capital Holdings [1]	161,057	4,206,809
		9,907,814
CAPITAL MARKETS - 2.4%
MarketAxess Holdings	7,000	2,653,770
Northern Trust	22,000	2,337,280
PJT Partners Cl. A	24,000	1,083,120
		6,074,170
THRIFTS & MORTGAGE FINANCE - 0.9%
LendingTree [1]	8,000	2,427,520
Total (Cost $11,736,142)		18,409,504
HEALTH CARE – 24.2% BIOTECHNOLOGY - 7.3%
†Arrowhead Pharmaceuticals [1]	22,000	1,395,460
†Avid Bioservices [1,2]	334,000	2,561,780
bluebird bio [1,2]	19,000	1,667,250
CareDx [1]	42,000	905,940
†Natera [1,2]	37,000	1,246,530
Oxford Biomedica [1]	224,000	1,913,782
REGENXBIO [1,2]	60,000	2,458,200
uniQure [1]	60,000	4,299,600
Veracyte [1,2]	91,150	2,544,908
		18,993,450
HEALTH CARE EQUIPMENT & SUPPLIES - 9.5%
†Alphatec Holdings [1]	264,000	1,873,080
Apyx Medical [1]	272,415	2,304,631
CONMED Corporation	29,000	3,243,070
CryoPort [1]	290,198	4,776,659
†Glaukos Corporation [1,2]	25,125	1,368,559
†Itamar Medical ADR [1]	9,712	124,993
Penumbra [1]	17,000	2,792,590
†Profound Medical [1]	99,000	1,124,524
†STAAR Surgical [1,2]	38,000	1,336,460
ViewRay [1]	563,000	2,375,860
West Pharmaceutical Services	23,000	3,457,590
		24,778,016
HEALTH CARE PROVIDERS & SERVICES - 3.9%
Addus HomeCare [1]	30,000	2,916,600
†Joint Corp. (The) [1]	140,000	2,259,600
†Pennant Group [1]	81,000	2,678,670
PetIQ Cl. A [1,2]	50,000	1,252,500
†Viemed Healthcare [1]	166,000	1,039,297
		10,146,667
LIFE SCIENCES TOOLS & SERVICES - 2.9%
Harvard Bioscience [1]	413,600	1,261,480
†Medpace Holdings [1,2]	15,000	1,260,900
†PureTech Health [1]	645,000	2,733,974
Quanterix Corporation [1]	97,600	2,306,288
		7,562,642
PHARMACEUTICALS - 0.6%
†Evolus [1,2]	128,000	1,557,760
Total (Cost $48,328,790)		63,038,535

INDUSTRIALS - 11.0%
AEROSPACE & DEFENSE - 4.0%
AeroVironment [1,2]	49,000	3,025,260
BWX Technologies	41,000	2,545,280
Cubic Corporation	49,000	3,114,930
†Kratos Defense & Security Solutions [1]	101,000	1,819,010
		10,504,480
ELECTRICAL EQUIPMENT - 1.9%
American Superconductor [1]	269,349	2,114,389
EnerSys	15,000	1,122,450
†Vicor Corporation [1]	35,000	1,635,200
		4,872,039
MACHINERY - 1.2%
†Energy Recovery [1,2]	126,000	1,233,540
Woodward	15,000	1,776,600
		3,010,140
PROFESSIONAL SERVICES - 2.0%
GP Strategies [1]	398,282	5,269,271

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 47

Schedules of Investments

Royce Smaller-Companies Growth Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
TRADING COMPANIES & DISTRIBUTORS - 1.9%
Lawson Products [1]	96,000	$5,001,600
Total (Cost $26,818,567)		28,657,530

INFORMATION TECHNOLOGY – 36.4%
COMMUNICATIONS EQUIPMENT - 2.6%
Lumentum Holdings [1,2]	63,000	4,995,900
†Viavi Solutions [1]	125,000	1,875,000
		6,870,900
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.9%
FLIR Systems	48,600	2,530,602
Iteris [1]	1,607,000	8,018,930
Knowles Corporation [1]	132,000	2,791,800
Rogers Corporation [1]	16,000	1,995,680
		15,337,012
IT SERVICES - 5.1%
Unisys Corporation [1]	691,000	8,195,260
USA Technologies [1,4]	671,996	4,972,771
		13,168,031
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.2%
Advanced Energy Industries [1]	31,000	2,207,200
Ambarella [1]	43,000	2,604,080
AXT [1]	278,000	1,209,300
Brooks Automation	31,000	1,300,760
CyberOptics Corporation [1]	118,000	2,168,840
Enphase Energy [1,2]	80,000	2,090,400
†First Solar [1,2]	23,000	1,287,080
MagnaChip Semiconductor [1]	249,961	2,902,047
†Onto Innovation [1]	61,000	2,228,940
Silicon Laboratories [1,2]	29,000	3,363,420
		21,362,067
SOFTWARE - 14.6%
Alarm.com Holdings [1,2]	32,000	1,375,040
Avalara [1]	38,000	2,783,500
†Blue Prism Group [1]	50,000	750,386
†Cerence [1]	30,000	678,900
†Coupa Software [1,2]	15,000	2,193,750
†Descartes Systems Group (The) [1]	54,000	2,306,880
Envestnet [1,2]	22,000	1,531,860
LivePerson [1,2]	90,000	3,330,000
Manhattan Associates [1]	34,000	2,711,500
Materialise ADR [1,2]	234,577	4,295,105
Paylocity Holding Corporation [1]	64,786	7,827,444
†PROS Holdings [1,2]	22,000	1,318,240
QAD Cl. A	45,000	2,291,850
RingCentral Cl. A [1]	24,000	4,048,080
†Rosetta Stone [1]	37,000	671,180
		38,113,715
Total (Cost $66,139,446)		94,851,725

REAL ESTATE - 2.6%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.6%
Community Healthcare Trust	89,000	3,814,540
†Postal Realty Trust Cl. A	170,000	2,881,500
Total (Cost $4,293,323)		6,696,040

TOTAL COMMON STOCKS
(Cost $184,410,891)		251,254,897

REPURCHASE AGREEMENT– 3.8%
Fixed Income Clearing Corporation, 0.25% dated 12/31/19, due 1/2/20, maturity value
$9,859,137 (collateralized by obligations of various U.S. Government Agencies, 2.25%
due 11/15/24, valued at $10,059,345)
(Cost $9,859,000)	9,859,000
COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.5%
Money Market Funds
Federated Government Obligations Fund (7 day yield-1.49%)
(Cost $6,554,812)	6,554,812

TOTAL INVESTMENTS – 102.9%
(Cost $200,824,703)	267,668,709

LIABILITIES LESS CASH AND OTHER ASSETS – (2.9)%	(7,443,258)

NET ASSETS – 100.0%	$260,225,451

48 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2019

Royce Special Equity Fund
Common Stocks - 87.3%
	SHARES	VALUE

COMMUNICATION SERVICES – 9.1%
MEDIA - 9.1%
Meredith Corporation	1,445,000	$46,919,150
Scholastic Corporation	1,374,000	52,830,300
Total (Cost $95,066,212)		99,749,450

CONSUMER DISCRETIONARY – 22.8%
AUTO COMPONENTS - 11.5%
Cooper Tire & Rubber	1,065,000	30,618,750
Gentex Corporation	1,002,000	29,037,960
Standard Motor Products [5]	1,229,000	65,407,380
		125,064,090
AUTOMOBILES - 1.5%
Winnebago Industries	304,000	16,105,920
HOTELS, RESTAURANTS & LEISURE - 0.5%
Bowl America Cl. A [5]	374,000	5,797,000
HOUSEHOLD DURABLES - 3.7%
Flexsteel Industries [5]	720,000	14,342,400
Hooker Furniture [5]	1,000,000	25,690,000
		40,032,400
LEISURE PRODUCTS - 1.8%
Johnson Outdoors Cl. A	254,000	19,481,800
SPECIALTY RETAIL - 3.8%
Children’s Place	487,000	30,447,240
Haverty Furniture	569,000	11,471,040
		41,918,280
Total (Cost $202,990,476)		248,399,490

CONSUMER STAPLES – 2.6%
FOOD & STAPLES RETAILING - 1.6%
Weis Markets	445,000	18,018,050
FOOD PRODUCTS - 1.0%
John B Sanfilippo & Son	118,000	10,771,040
Total (Cost $22,196,463)		28,789,090

INDUSTRIALS – 22.3%
AEROSPACE & DEFENSE - 3.3%
National Presto Industries [5]	409,000	36,151,510
BUILDING PRODUCTS - 1.9%
Insteel Industries [5]	969,000	20,823,810
COMMERCIAL SERVICES & SUPPLIES - 1.7%
Ennis	839,000	18,164,350
CONSTRUCTION & ENGINEERING - 1.0%
Argan	269,000	10,797,660
ELECTRICAL EQUIPMENT - 5.7%
Hubbell Incorporated	421,000	62,232,220
MACHINERY - 4.7%
Gencor Industries [1,5]	1,130,000	13,187,100
Hurco Companies [5]	623,600	23,921,296
Miller Industries	381,500	14,165,095
		51,273,491
PROFESSIONAL SERVICES - 1.9%
Resources Connection	1,294,400	21,137,552
TRADING COMPANIES & DISTRIBUTORS - 2.1%
†BMC Stock Holdings [1]	407,000	11,676,830
†MSC Industrial Direct Cl. A	144,000	11,299,680
		22,976,510
Total (Cost $161,716,690)		243,557,103

INFORMATION TECHNOLOGY – 16.5%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.3%
AVX Corporation	2,328,000	47,654,160
Vishay Intertechnology	982,000	20,906,780
		68,560,940
IT SERVICES - 6.0%
Computer Services [4,5]	1,463,000	65,103,500
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.2%
Axcelis Technologies [1]	525,000	12,649,875
Kulicke & Soffa Industries	1,222,000	33,238,400
		45,888,275
Total (Cost $100,737,572)		179,552,715

MATERIALS – 9.2%
CHEMICALS - 3.7%
Huntsman Corporation	1,552,500	37,508,400
†Livent Corporation [1]	325,000	2,778,750
		40,287,150
PAPER & FOREST PRODUCTS - 5.5%
Louisiana-Pacific	390,000	11,571,300
†Mercer International	1,440,000	17,712,000
†Verso Corporation Cl. A [1]	1,722,000	31,047,660
		60,330,960
Total (Cost $92,384,789)		100,618,110

REAL ESTATE – 4.8%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.8%
Marcus & Millichap [1]	1,407,000	52,410,750
Total (Cost $38,957,370)		52,410,750

TOTAL COMMON STOCKS
(Cost $714,049,572)		953,076,708

REPURCHASE AGREEMENT– 12.9%
Fixed Income Clearing Corporation, 0.25% dated 12/31/19, due 1/2/20, maturity value
$141,099,960 (collateralized by obligations of various U.S. Government Agencies, 2.875%
due 11/15/21, valued at $143,923,970)
(Cost $141,098,000)		141,098,000

TOTAL INVESTMENTS – 100.2%
(Cost $855,147,572)		1,094,174,708

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%		(2,512,068)

NET ASSETS – 100.0%		$1,091,662,640

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 49

Schedules of Investments

Royce Total Return Fund
Common Stocks – 96.5%
	SHARES	VALUE

COMMUNICATION SERVICES – 0.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
ATN International	151,229	$8,376,574
MEDIA - 0.0%
†Gannett Company [2]	89,563	571,412
Total (Cost $4,722,925)		8,947,986

CONSUMER DISCRETIONARY – 6.5%
AUTO COMPONENTS - 1.8%
Gentex Corporation	331,889	9,618,143
LCI Industries	85,091	9,115,799
Nokian Renkaat	142,529	4,097,590
Standard Motor Products	74,475	3,963,560
		26,795,092
AUTOMOBILES - 0.5%
Thor Industries	94,110	6,991,432
HOTELS, RESTAURANTS & LEISURE - 0.3%
Cheesecake Factory	133,082	5,171,567
HOUSEHOLD DURABLES - 0.9%
Ethan Allen Interiors	379,714	7,237,349
La-Z-Boy	209,057	6,581,114
		13,818,463
SPECIALTY RETAIL - 3.0%
American Eagle Outfitters	498,934	7,334,330
Bed Bath & Beyond	91,027	1,574,767
Buckle (The)	56,703	1,533,249
Caleres	334,752	7,950,360
Cato Corporation (The) Cl. A	59,174	1,029,628
Designer Brands Cl. A	441,167	6,943,968
Rent-A-Center	329,951	9,515,787
Shoe Carnival	271,766	10,131,436
		46,013,525
TEXTILES, APPAREL & LUXURY GOODS - 0.0%
J.G. Boswell Company [4]	966	579,600
Total (Cost $77,522,076)		99,369,679

CONSUMER STAPLES – 2.8%
BEVERAGES - 0.1%
Compania Cervecerias Unidas ADR	80,895	1,534,578
FOOD & STAPLES RETAILING - 0.2%
Village Super Market Cl. A	145,338	3,371,842
FOOD PRODUCTS - 2.2%
Flowers Foods	256,382	5,573,745
Fresh Del Monte Produce	179,033	6,262,574
Hershey Creamery [4]	666	2,727,669
Lancaster Colony	45,940	7,354,994
Tootsie Roll Industries	369,007	12,597,899
		34,516,881
HOUSEHOLD PRODUCTS - 0.1%
†Spectrum Brands Holdings	4,019	258,381
WD-40 Company	4,548	882,949
		1,141,330
PERSONAL PRODUCTS - 0.2%
Nu Skin Enterprises Cl. A	67,870	2,781,313
Total (Cost $27,104,328)		43,345,944

DIVERSIFIED INVESTMENT COMPANIES – 0.1%
CLOSED-END FUNDS - 0.1%
†Eagle Point Income	121,333	2,275,601
Total (Cost $2,413,313)		2,275,601

ENERGY – 3.7%
ENERGY EQUIPMENT & SERVICES - 3.0%
Computer Modelling Group	970,000	6,140,233
DMC Global	151,157	6,792,996
Helmerich & Payne	146,949	6,675,893
Pason Systems	380,700	3,843,500
†Solaris Oilfield Infrastructure Cl. A	437,000	6,118,000
TGS-NOPEC Geophysical	530,159	16,129,471
		45,700,093
OIL, GAS & CONSUMABLE FUELS - 0.7%
†Arch Coal	23,271	1,669,462
Dorchester Minerals L.P.	295,638	5,767,897
PBF Energy Cl. A	83,162	2,608,792
		10,046,151
Total (Cost $44,551,793)		55,746,244

FINANCIALS – 35.2%
BANKS - 12.7%
Ames National	252,071	7,073,112
Associated Banc-Corp	532,461	11,735,441
Bank of Hawaii	223,138	21,233,812
Bank of N.T. Butterfield & Son	177,139	6,557,686
Bank OZK	88,719	2,706,373
Bar Harbor Bankshares	84,656	2,149,416
BOK Financial	237,464	20,754,354
Camden National	175,111	8,065,613
Canadian Western Bank	498,441	12,240,794
City Holding Company	98,650	8,084,368
CNB Financial	271,327	8,866,966
Farmers & Merchants Bank of Long Beach [4]	397	3,116,053
Financial Institutions	251,553	8,074,851
First Citizens BancShares Cl. A	49,953	26,585,486
First National Bank Alaska [4]	23,922	5,813,046
First of Long Island (The)	56,485	1,416,644
National Bankshares	134,682	6,051,262
Northrim BanCorp	130,780	5,008,874
Peapack-Gladstone Financial	377,260	11,657,334
Popular	213,065	12,517,569
Unity Bancorp	196,309	4,430,694
		194,139,748
CAPITAL MARKETS - 11.5%
AllianceBernstein Holding L.P.	371,187	11,232,119
Ares Management Cl. A	913,741	32,611,416
Ashmore Group	2,033,996	13,956,115
Associated Capital Group Cl. A	156,062	6,117,630
Bolsa Mexicana de Valores	4,831,182	10,624,384
Cohen & Steers	291,026	18,264,792
Federated Investors Cl. B	257,558	8,393,815
†Golub Capital BDC	161,777	2,985,595
Houlihan Lokey Cl. A	245,237	11,984,732
Lazard Cl. A	152,051	6,075,958
Moelis & Company Cl. A	194,044	6,193,884
Pzena Investment Management Cl. A	440,072	3,793,421
Sprott	3,448,362	7,913,533
TMX Group	266,024	23,036,771
Virtu Financial Cl. A	737,750	11,796,623
		174,980,788
INSURANCE - 8.2%
Alleghany Corporation [1]	23,749	18,988,988
Assured Guaranty	250,210	12,265,294
E-L Financial	40,052	25,567,830

50 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2019

Royce Total Return Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
INSURANCE (continued)
Employers Holdings	29,790	$1,243,732
Erie Indemnity Cl. A	141,427	23,476,882
First American Financial	106,758	6,226,127
Horace Mann Educators	15,933	695,635
James River Group Holdings	184,601	7,607,407
Mercury General	60,317	2,939,247
ProAssurance Corporation	260,999	9,432,504
Reinsurance Group of America	38,385	6,259,058
RLI Corp.	107,993	9,721,530
Universal Insurance Holdings	36,349	1,017,409
		125,441,643
THRIFTS & MORTGAGE FINANCE - 2.8%
Genworth MI Canada	341,750	14,953,783
New York Community Bancorp	151,768	1,824,251
Southern Missouri Bancorp	136,381	5,231,575
Timberland Bancorp	148,829	4,426,174
TrustCo Bank Corp. NY	920,510	7,980,822
WSFS Financial	175,050	7,700,450
		42,117,055
Total (Cost $318,557,282)		536,679,234

HEALTH CARE – 1.5%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
Atrion Corporation	4,915	3,693,622
Hill-Rom Holdings	90,528	10,277,644
		13,971,266
HEALTH CARE PROVIDERS & SERVICES - 0.6%
Ensign Group (The)	182,097	8,261,741
Total (Cost $11,627,325)		22,233,007

INDUSTRIALS – 26.9%
AEROSPACE & DEFENSE - 1.6%
HEICO Corporation	165,665	18,910,660
Magellan Aerospace	534,821	5,790,754
		24,701,414
AIRLINES - 1.2%
Allegiant Travel	50,883	8,855,677
Hawaiian Holdings	303,120	8,878,385
		17,734,062
COMMERCIAL SERVICES & SUPPLIES - 6.0%
ABM Industries	330,578	12,466,096
†ACCO Brands	129,599	1,213,046
Ennis	26,278	568,919
Herman Miller	87,246	3,633,796
Kimball International Cl. B	776,439	16,048,994
McGrath RentCorp	218,505	16,724,373
†Mobile Mini	103,325	3,917,051
MSA Safety	98,025	12,386,439
Ritchie Bros. Auctioneers	518,580	22,273,011
Tetra Tech	15,788	1,360,294
		90,592,019
CONSTRUCTION & ENGINEERING - 0.9%
Arcosa	156,792	6,985,084
Argan	172,454	6,922,303
		13,907,387
ELECTRICAL EQUIPMENT - 2.4%
EnerSys	86,118	6,444,210
Hubbell Incorporated	153,786	22,732,647
Preformed Line Products	128,580	7,759,803
		36,936,660
INDUSTRIAL CONGLOMERATES - 0.9%
Raven Industries	377,520	13,009,339
MACHINERY - 8.4%
Federal Signal	197,471	6,368,440
Franklin Electric	277,592	15,911,573
Gorman-Rupp Company (The)	285,118	10,691,925
Kadant	17,995	1,895,593
Lincoln Electric Holdings	123,105	11,907,947
Lindsay Corporation	132,631	12,731,250
Miller Industries	274,418	10,189,140
Mueller Industries	250,381	7,949,597
Nordson Corporation	32,764	5,335,290
Standex International	15,765	1,250,953
Tennant Company	243,004	18,934,872
Trinity Industries	470,377	10,418,850
Woodward	117,602	13,928,781
		127,514,211
MARINE - 1.1%
Clarkson	426,371	17,084,321
PROFESSIONAL SERVICES - 3.2%
Exponent	19,119	1,319,402
Heidrick & Struggles International	276,826	8,996,845
Kforce	116,301	4,617,150
Korn Ferry	210,082	8,907,477
ManpowerGroup	120,598	11,710,066
Resources Connection	306,988	5,013,114
Robert Half International	133,851	8,452,690
		49,016,744
ROAD & RAIL - 0.4%
Werner Enterprises	175,796	6,397,216
TRADING COMPANIES & DISTRIBUTORS - 0.8%
Air Lease Cl. A	106,618	5,066,487
Applied Industrial Technologies	38,226	2,549,292
Systemax	172,950	4,351,422
		11,967,201
Total (Cost $174,367,035)		408,860,574

INFORMATION TECHNOLOGY – 5.7%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.8%
AVX Corporation	645,193	13,207,101
Methode Electronics	397,926	15,658,388
National Instruments	207,379	8,780,427
PC Connection	200,904	9,976,892
Vishay Intertechnology	479,138	10,200,848
		57,823,656
IT SERVICES - 1.0%
KBR	421,906	12,868,133
MAXIMUS	33,480	2,490,577
		15,358,710
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
Kulicke & Soffa Industries	269,458	7,329,258
MKS Instruments	61,490	6,764,515
		14,093,773
Total (Cost $45,545,515)		87,276,139

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 51

Schedules of Investments	December 31, 2019

Royce Total Return Fund (continued)

	SHARES	VALUE

MATERIALS – 8.7%
CHEMICALS - 3.8%
Albemarle Corporation	87,795	$6,412,547
Balchem Corporation	109,840	11,163,039
Chase Corporation	90,597	10,733,932
FutureFuel Corporation	84,966	1,052,729
Minerals Technologies	148,249	8,543,590
Quaker Chemical	122,439	20,143,664
		58,049,501
CONTAINERS & PACKAGING - 1.6%
AptarGroup	68,943	7,971,189
Sonoco Products	265,397	16,380,303
		24,351,492
METALS & MINING - 2.8%
Carpenter Technology	106,301	5,291,664
Ferroglobe (Warranty Insurance Trust) [1,3]	569,803	0
Franco-Nevada	63,824	6,593,019
Gold Fields ADR	1,162,743	7,674,104
Haynes International	222,084	7,946,166
Royal Gold	15,933	1,947,809
Worthington Industries	322,124	13,587,190
		43,039,952
PAPER & FOREST PRODUCTS - 0.5%
Domtar Corporation	131,382	5,024,048
Neenah	7,717	543,508
Schweitzer-Mauduit International	31,941	1,341,203
		6,908,759
Total (Cost $60,485,213)		132,349,704

REAL ESTATE – 1.3%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.2%
Lexington Realty Trust	279,902	2,972,559
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.1%
Kennedy-Wilson Holdings	729,088	16,258,663
Total (Cost $15,671,480)		19,231,222

UTILITIES – 3.5%
ELECTRIC UTILITIES - 0.9%
ALLETE	147,757	11,993,436
†Spark Energy Cl. A	104,987	969,030
		12,962,466
WATER UTILITIES - 2.6%
Aqua America	329,503	15,466,871
SJW Group	264,894	18,823,368
York Water	127,267	5,868,281
		40,158,520
Total (Cost $17,854,162)		53,120,986

TOTAL COMMON STOCKS
(Cost $800,422,447)		1,469,436,320

PREFERRED STOCK - 0.2%
†Chicken Soup For The Soul Entertainment
9.75 % Ser. A	78,724	2,025,568
(Cost $1,981,326)		2,025,568

	PRINCIPAL AMOUNT

CORPORATE BONDS – 0.2%
Meritor 6.25%
due 2/15/24	$811,839	831,892
Unit Corporation 6.625%
due 5/15/21	4,269,155	2,348,035
TOTAL CORPORATE BONDS
(Cost $4,807,663)		3,179,927

REPURCHASE AGREEMENT– 3.5%
Fixed Income Clearing Corporation, 0.25% dated 12/31/19, due 1/2/20, maturity value
$53,225,739 (collateralized by obligations of various U.S. Government Agencies, 2.125% due
5/31/21, valued at $54,291,492)
(Cost $53,225,000)		53,225,000

TOTAL INVESTMENTS – 100.4%
(Cost $860,436,436)		1,527,866,815

LIABILITIES LESS CASH AND OTHER ASSETS – (0.4)%		(5,617,225)

NET ASSETS – 100.0%		$1,522,249,590

ADR- American Depository Receipt

†	New additions in 2019.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at December 31, 2019.
[3]	Securities for which market quotations are not readily available represent 0.2%, 0.0% and 0.0% of net assets for Royce Micro-Cap Fund, Royce Pennsylvania Mutual Fund and Royce Total Return Fund. These securities have been valued at their fair value under procedures approved by the Fund's Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	At December 31, 2019, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.
Securities of Royce International Premier Fund are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2019, market value.

52 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Assets and Liabilities	December 31, 2019

	Royce Dividend Value Fund	Royce Global Financial Services Fund	Royce International Premier Fund	Royce Micro-Cap Fund
ASSETS: Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$100,482,288	$36,232,298	$747,259,286	$313,735,627
Repurchase agreements (at cost and value)	3,713,000	850,000	54,399,000	24,628,000
Cash and foreign currency[2]	799	24,957	21,771	128
Receivable for investments sold	—	—	—	1,325,935
Receivable for capital shares sold	87,169	89,032	11,273,013	53,688
Receivable for dividends and interest	123,915	79,847	1,088,024	135,492
Receivable for securities lending income	—	—	—	2,930
Prepaid expenses and other assets	1,699	570	5,205	3,514
Total Assets	104,408,870	37,276,704	814,046,299	339,885,314
LIABILITIES: Payable for collateral on loaned securities	—	—	—	882,470
Payable for investments purchased	—	—	3,538,305	595,596
Payable for capital shares redeemed	179,780	249,672	874,357	589,279
Payable for investment advisory fees	75,346	31,066	599,866	282,455
Payable for trustees' fees	3,755	1,294	17,092	11,165
Accrued expenses	117,082	54,548	279,663	252,497
Total Liabilities	375,963	336,580	5,309,283	2,613,462
Net Assets	$104,032,907	$36,940,124	$808,737,016	$337,271,852
ANALYSIS OF NET ASSETS: Paid-in capital	$57,736,961	$25,974,218	$729,140,516	$243,614,580
Total distributable earnings (loss)	46,295,946	10,965,906	79,596,500	93,657,272
Net Assets	$104,032,907	$36,940,124	$808,737,016	$337,271,852
Investment Class	$76,273,043		$360,623,366	$158,111,648
Service Class	25,255,683	$30,202,414	71,349,414	164,956,102
Consultant Class	1,620,770		9,894,165	14,204,102
Institutional Class	883,411	6,737,710	366,870,071
SHARES OUTSTANDING (unlimited number of $.001 par value): Investment Class	12,289,866		23,646,669	14,350,291
Service Class	3,931,240	3,046,850	3,911,455	15,284,045
Consultant Class	221,210		504,898	1,687,426
Institutional Class	144,789	525,163	24,055,811
NET ASSET VALUES (Net Assets ÷ Shares Outstanding): Investment Class[3]	$6.21		$15.25	$11.02
Service Class[3]	6.42	$9.91	18.24	10.79
Consultant Class[4]	7.33		19.60	8.42
Institutional Class[5]	6.10	12.83	15.25
Investments at identified cost	$56,728,346	$25,411,931	$606,549,616	$226,651,422
Market value of loaned securities[6]	—	—	—	13,334,654

1 See Notes to Financial Statements for information on non-cash collateral on loaned securities.

2 Royce Global Financial Services Fund includes $314 in cash and $24,643 (cost $24,543) in foreign currency.

3 Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce International Premier Fund), payable to the Fund.

4 Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.

5 Offering and redemption price per share.

6 Market value of loaned securities backed by non-cash collateral is as of prior business day.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 53

Statements of Assets and Liabilities

	Royce Opportunity Fund	Royce Pennsylvania Mutual Fund	Royce Premier Fund	Royce Small-Cap Value Fund
ASSETS: Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$917,256,835	$1,882,809,331	$1,745,506,776	$157,747,082
Repurchase agreements (at cost and value)	31,152,000	76,280,000	65,358,000	13,848,000
Cash and foreign currency	755	14,869	75	11,443
Receivable for investments sold	5,300,616	6,542,716	1,074,783	494,356
Receivable for capital shares sold	1,342,005	574,135	2,624,791	171,094
Receivable for dividends and interest	242,852	1,467,209	2,318,210	185,326
Receivable for securities lending income	48,901	24,950	3,480	293
Prepaid expenses and other assets	13,793	2,896,752	25,272	2,582
Total Assets	955,357,757	1,970,609,962	1,816,911,387	172,460,176
LIABILITIES: Payable for collateral on loaned securities	22,880,089	11,003,360	—	—
Payable for investments purchased	2,782,482	3,587,468	1,079,961	398,409
Payable for capital shares redeemed	2,717,912	4,254,141	4,917,865	449,844
Payable for investment advisory fees	780,611	1,254,650	1,544,284	145,442
Payable for trustees' fees	31,497	63,294	60,619	6,318
Accrued expenses	527,617	1,117,279	914,952	192,101
Total Liabilities	29,720,208	21,280,192	8,517,681	1,192,114
Net Assets	$925,637,549	$1,949,329,770	$1,808,393,706	$171,268,062
ANALYSIS OF NET ASSETS: Paid-in capital	$800,566,061	$1,188,548,337	$979,570,812	$134,749,127
Total distributable earnings (loss)	125,071,488	760,781,433	828,822,894	36,518,935
Net Assets	$925,637,549	$1,949,329,770	$1,808,393,706	$171,268,062
Investment Class	$609,316,176	$1,429,041,800	$1,505,821,427	$53,234,644
Service Class	46,031,446	142,864,316	29,696,016	102,464,755
Consultant Class	8,621,279	262,006,885	17,585,112	7,485,684
Institutional Class	230,438,699	106,564,382	244,342,664
R Class	31,229,949	8,852,387	10,948,487	8,082,979
SHARES OUTSTANDING (unlimited number of $.001 par value): Investment Class	48,655,480	151,383,753	116,883,619	5,562,335
Service Class	3,963,631	15,159,380	2,368,106	10,737,406
Consultant Class	854,148	35,073,254	1,742,577	887,095
Institutional Class	18,000,051	11,251,240	18,680,422
R Class	2,798,692	1,001,810	922,866	882,455
NET ASSET VALUES (Net Assets ÷ Shares Outstanding): Investment Class[2]	$12.52	$9.44	$12.88	$9.57
Service Class[2]	11.61	9.42	12.54	9.54
Consultant Class[3]	10.09	7.47	10.09	8.44
Institutional Class[4]	12.80	9.47	13.08
R Class[4]	11.16	8.84	11.86	9.16
Investments at identified cost	$783,019,651	$1,199,954,955	$950,180,898	$123,246,947
Market value of loaned securities[5]	91,868,756	69,516,295	33,620,428	2,559,798

1 See Notes to Financial Statements for information on non-cash collateral on loaned securities.

2 Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.

3 Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.

4 Offering and redemption price per share.

5 Market value of loaned securities backed by non-cash collateral is as of prior business day.

54 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2019

	Royce Smaller- Companies Growth Fund	Royce Special Equity Fund	Royce Total Return Fund
ASSETS: Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$257,809,709	$682,652,712	$1,474,641,815
Affiliated Companies	—	270,423,996	—
Repurchase agreements (at cost and value)	9,859,000	141,098,000	53,225,000
Cash and foreign currency	128	873	37,512
Receivable for investments sold	—	—	883,542
Receivable for capital shares sold	174,025	1,779,343	1,101,656
Receivable for dividends and interest	24,508	408,661	2,102,457
Receivable for securities lending income	22,486	—	41
Prepaid expenses and other assets	3,880	16,313	23,014
Total Assets	267,893,736	1,096,379,898	1,532,015,037
LIABILITIES: Payable for collateral on loaned securities	6,554,812	—	—
Payable for investments purchased	84,619	1,177,013	1,530,478
Payable for capital shares redeemed	561,526	1,941,634	5,889,894
Payable for investment advisory fees	220,820	942,737	1,302,695
Payable for trustees' fees	9,339	40,257	53,062
Accrued expenses	237,169	615,617	989,318
Total Liabilities	7,668,285	4,717,258	9,765,447
Net Assets	$260,225,451	$1,091,662,640	$1,522,249,590
ANALYSIS OF NET ASSETS: Paid-in capital	$190,524,172	$845,908,116	$834,134,564
Total distributable earnings (loss)	69,701,279	245,754,524	688,115,026
Net Assets	$260,225,451	$1,091,662,640	$1,522,249,590
Investment Class	$91,670,201	$819,015,014	$1,026,073,576
Service Class	154,236,122	60,069,590	77,177,385
Consultant Class	6,297,729	24,793,331	150,174,442
Institutional Class	8,021,399	187,784,705	232,479,386
R Class			36,344,801
SHARES OUTSTANDING (unlimited number of $.001 par value): Investment Class	11,162,222	46,574,036	93,855,100
Service Class	19,297,943	3,420,315	6,846,096
Consultant Class	925,245	1,544,733	13,278,215
Institutional Class	962,479	10,773,094	21,588,706
R Class			3,194,911
NET ASSET VALUES (Net Assets ÷ Shares Outstanding): Investment Class[2]	$8.21	$17.59	$10.93
Service Class[2]	7.99	17.56	11.27
Consultant Class[3]	6.81	16.05	11.31
Institutional Class[4]	8.33	17.43	10.77
R Class[4]			11.38
Investments at identified cost	$190,965,703	$714,049,572	$807,211,436
Market value of loaned securities[5]	41,098,607	—	541,755

1 See Notes to Financial Statements for information on non-cash collateral on loaned securities.

2 Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.

3 Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.

4 Offering and redemption price per share.

5 Market value of loaned securities backed by non-cash collateral is as of prior business day.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 55

Statements of Operations

	Royce Dividend Value Fund	Royce Global Financial Services Fund	Royce International Premier Fund	Royce Micro-Cap Fund
INVESTMENT INCOME: INCOME:
Dividends	$2,842,079	$962,812	$11,530,757	$1,950,503
Foreign withholding tax	(130,693)	(62,529)	(1,170,205)	(43,237)
Interest	7,389	3,605	136,427	33,961
Securities lending	—	—	—	116,335
Other income	7,972	4,836	97,414	440,220
Total income	2,726,747	908,724	10,594,393	2,497,782
EXPENSES:
Investment advisory fees	939,513	385,837	5,716,414	2,517,207
Distribution fees	83,588	79,285	233,896	359,103
Shareholder servicing	165,813	57,755	553,521	226,120
Administrative and office facilities	74,021	37,703	223,262	135,462
Registration	55,801	33,368	124,914	50,712
Custody	40,887	33,371	229,939	50,931
Audit	36,224	34,669	60,078	35,463
Shareholder reports	32,187	10,095	112,674	77,189
Trustees' fees	18,627	6,354	78,447	39,657
Legal	5,294	1,759	24,813	10,780
Other expenses	15,410	5,692	33,568	167,770
Total expenses	1,467,365	685,888	7,391,526	3,670,394
Compensating balance credits	(2,822)	(1,401)	(4,954)	(14,742)
Fees waived by investment adviser and distributor	(48,190)	(38,918)	(445,375)	(4,843)
Expenses reimbursed by investment adviser	(130,188)	(81,929)	(194,589)	(192,550)
Net expenses	1,286,165	563,640	6,746,608	3,458,259
Net investment income (loss)	1,440,582	345,084	3,847,785	(960,477)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY: NET REALIZED GAIN (LOSS):
Investments	13,553,762	998,471	314,618	16,404,500
Foreign currency transactions	15,731	1,129	(2,213)	(8,314)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	15,522,656	7,078,411	161,752,803	30,253,024
Other assets and liabilities denominated in foreign currency	(388)	1,722	14,789	(1,215)
Net realized and unrealized gain (loss) on investments and foreign currency	29,091,761	8,079,733	162,079,997	46,647,995
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$30,532,343	$8,424,817	$165,927,782	$45,687,518

56 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Year Ended December 31, 2019

	Royce Opportunity Fund	Royce Pennsylvania Mutual Fund	Royce Premier Fund	Royce Small-Cap Value Fund
INVESTMENT INCOME: INCOME:
Dividends	$5,994,339	$24,595,296	$27,966,870	$3,823,698
Foreign withholding tax	–	(728,506)	(1,381,426)	(78,927)
Interest	244,096	192,054	310,623	64,615
Securities lending	465,840	309,838	33,079	1,763
Other income	23,618	53,656	794,095	59,527
Total income	6,727,893	24,422,338	27,723,241	3,870,676
EXPENSES:
Investment advisory fees	9,296,627	13,948,675	18,393,314	1,838,169
Distribution fees	362,143	2,957,730	374,074	408,956
Shareholder servicing	791,919	1,390,109	1,490,778	269,765
Administrative and office facilities	462,622	863,931	858,022	107,082
Registration	81,558	92,971	77,285	49,560
Custody	118,597	172,641	169,833	30,751
Audit	38,631	34,763	40,894	30,190
Shareholder reports	158,953	363,212	408,681	43,681
Trustees' fees	152,226	293,897	294,291	30,523
Legal	42,356	161,923	78,695	8,309
Other expenses	92,125	158,489	158,730	18,707
Total expenses	11,597,757	20,438,341	22,344,597	2,835,693
Compensating balance credits	(23,388)	(65,699)	(31,200)	(5,964)
Fees waived by distributor	–	–	(19,622)	–
Expenses reimbursed by investment adviser	(29,375)	–	(23,274)	(103,527)
Net expenses	11,544,994	20,372,642	22,270,501	2,726,202
Net investment income (loss)	(4,817,101)	4,049,696	5,452,740	1,144,474

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	1,127,436	130,348,032	282,955,730	2,869,603
Investments in Affiliated Companies	–	–	(5,866,538)	–
Foreign currency transactions	–	4,068	(54,375)	(2,618)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	232,030,066	283,909,932	222,761,728	26,275,533
Investments in Affiliated Companies	–	–	28,639,191	–
Other assets and liabilities denominated in foreign currency	–	(1,026)	(22,721)	(46)
Net realized and unrealized gain (loss) on investments and foreign currency	233,157,502	414,261,006	528,413,015	29,142,472
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$228,340,401	$418,310,702	$533,865,755	$30,286,946

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 57

Statements of Operations	Year Ended December 31, 2019

	Royce Smaller- Companies Growth Fund	Royce Special Equity Fund	Royce Total Return Fund
INVESTMENT INCOME:
INCOME:
Dividends
Non-Affiliated Companies	$883,030	$15,906,520	$41,751,847
Affiliated Companies	–	9,278,375	–
Foreign withholding tax	(23)	–	(1,054,372)
Interest	64,284	935,047	614,991
Securities lending	524,363	–	16,869
Other income	41,017	195,660	89,240
Total income	1,512,671	26,315,602	41,418,575
EXPENSES:
Investment advisory fees	2,754,379	12,025,071	15,770,405
Distribution fees	480,913	436,071	2,019,369
Shareholder servicing	353,220	1,031,557	1,379,205
Administrative and office facilities	147,569	589,904	762,649
Registration	60,945	79,225	79,756
Custody	36,109	103,897	178,997
Audit	34,198	40,920	49,204
Shareholder reports	79,001	249,619	321,639
Trustees’ fees	44,889	200,155	257,924
Legal	12,110	52,946	71,000
Other expenses	26,275	102,176	164,294
Total expenses	4,029,608	14,911,541	21,054,442
Compensating balance credits	(11,753)	(27,196)	(34,148)
Fees waived by investment adviser and distributor	(19,380)	–	–
Expenses reimbursed by investment adviser	(119,739)	(115,213)	(25,019)
Net expenses	3,878,736	14,769,132	20,995,275
Net investment income (loss)	(2,366,065)	11,546,470	20,423,300
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	7,135,805	84,967,521	118,856,764
Investments in Affiliated Companies	–	23,695,757	(3,919,823)
Foreign currency transactions	13,825	–	(11,238)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	53,476,679	(11,831,762)	192,697,540
Investments in Affiliated Companies	–	28,795,088	4,272,787
Other assets and liabilities denominated in foreign currency	–	–	5,881
Net realized and unrealized gain (loss) on investments and foreign currency	60,626,309	125,626,604	311,901,911
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$58,260,244	$137,173,074	$332,325,211

58 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Royce Dividend Value Fund		Royce Global Financial Services Fund		Royce International Premier Fund
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
INVESTMENT OPERATIONS:
Net investment income (loss)	$1,440,582	$2,012,643	$345,084	$367,171	$3,847,785	$2,263,660
Net realized gain (loss) on investments and foreign currency	13,569,493	12,616,968	999,600	2,979,071	312,405	8,070,741
Net change in unrealized appreciation (depreciation) on investments and foreign currency	15,522,268	(40,185,073)	7,080,133	(9,527,242)	161,767,592	(49,866,583)
Net increase (decrease) in net assets from investment operations	30,532,343	(25,555,462)	8,424,817	(6,181,000)	165,927,782	(39,532,182)
DISTRIBUTIONS:
Total distributable earnings
Investment Class	(11,256,453)	(12,605,262)			(1,519,599)	(1,380,251)
Service Class	(3,520,064)	(3,997,819)	(725,690)	(3,729,655)	(136,306)	–
Consultant Class	(211,294)	(122,078)			–	–
Institutional Class	(135,321)	(380,526)	(144,374)	(783,011)	(2,094,953)	(136,828)
R Class						–
Total distributions	(15,123,132)	(17,105,685)	(870,064)	(4,512,666)	(3,750,858)	(1,517,079)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(22,891,835)	(1,874,541)			(27,120,594)	213,971,721
Service Class	(6,605,916)	(21,458,903)	(8,137,121)	(6,175,338)	19,225,102	(6,987,199)
Consultant Class	99,037	146,686			(1,266,625)	613,402
Institutional Class	(2,500,925)	2,872,340	(1,542,523)	126,326	293,459,479	34,743,935
R Class						(72,570)
Shareholder redemption fees
Investment Class	1,850	354			8,159	2,207
Service Class	152	65	1,009	1,770	617	4,049
Net increase (decrease) in net assets from capital share transactions	(31,897,637)	(20,313,999)	(9,678,635)	(6,047,242)	284,306,138	242,275,545
Net Increase (Decrease) In Net Assets	(16,488,426)	(62,975,146)	(2,123,882)	(16,740,908)	446,483,062	201,226,284
NET ASSETS:
Beginning of year	120,521,333	183,496,479	39,064,006	55,804,914	362,253,954	161,027,670
End of year	$104,032,907	$120,521,333	$36,940,124	$39,064,006	$808,737,016	$362,253,954

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 59

Statements of Changes in Net Assets

	Royce Micro-Cap Fund		Royce Opportunity Fund		Royce Pennsylvania Mutual Fund
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
INVESTMENT OPERATIONS:
Net investment income (loss)	$(960,477)	$(1,071,296)	$(4,817,101)	$(4,033,771)	$4,049,696	$2,940,631
Net realized gain (loss) on investments and foreign currency	16,396,186	17,269,067	1,127,436	191,294,014	130,352,100	300,733,207
Net change in unrealized appreciation (depreciation) on investments and foreign currency	30,251,809	(28,935,176)	232,030,066	(410,163,454)	283,908,906	(476,364,644)
Net increase (decrease) in net assets from investment operations	45,687,518	(12,737,405)	228,340,401	(222,903,211)	418,310,702	(172,690,806)
DISTRIBUTIONS:
Total distributable earnings
Investment Class	(4,262,534)	(14,965,777)	(9,526,035)	(54,326,168)	(53,721,411)	(250,290,314)
Service Class	(4,422,915)	(1,066,109)	(733,734)	(4,760,005)	(5,169,309)	(6,860,517)
Consultant Class	(383,826)	(2,112,496)	(136,771)	(996,034)	(9,327,862)	(50,324,521)
Institutional Class			(3,585,669)	(22,358,870)	(4,072,855)	(12,015,566)
R Class			(483,977)	(2,423,347)	(314,939)	(1,931,480)
K Class				–		–
Total distributions	(9,069,275)	(18,144,382)	(14,466,186)	(84,864,424)	(72,606,376)	(321,422,398)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(30,491,304)	(24,536,300)	(104,388,520)	(48,887,275)	(121,858,940)	(35,970,327)
Service Class	(15,609,902)	(4,025,626)	(14,001,010)	(30,180,961)	(20,865,625)	(12,430,134)
Consultant Class	(4,905,556)	(3,995,491)	(3,323,961)	(6,974,656)	(44,014,764)	(33,550,757)
Institutional Class			(51,379,957)	(334,335,230)	4,153,231	49,826,835
R Class			(1,709,300)	(3,932,968)	(3,040,572)	(2,160,705)
K Class				(7,623,085)		(2,826,318)
Value of shares issued in connection with fund mergers	209,887,857		17,332,098		210,165,813
Shareholder redemption fees
Investment Class	12	25	4,899	1,927	2,134	1,208
Service Class	–	400	553	4,255	5	1,416
Net increase (decrease) in net assets from capital share transactions	158,881,107	(32,556,992)	(157,465,198)	(431,927,993)	24,541,282	(37,108,782)
Net Increase (Decrease) In Net Assets	195,499,350	(63,438,779)	56,409,017	(739,695,628)	370,245,608	(531,221,986)
NET ASSETS:
Beginning of year	141,772,502	205,211,281	869,228,532	1,608,924,160	1,579,084,162	2,110,306,148
End of year	$337,271,852	$141,772,502	$925,637,549	$869,228,532	$1,949,329,770	$1,579,084,162

60 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

					Royce
	Royce Premier Fund		Royce Small-Cap Value Fund		Smaller-Companies Growth Fund
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
INVESTMENT OPERATIONS:
Net investment income (loss)	$5,452,740	$2,121,899	$1,144,474	$447,552	$(2,366,065)	$(2,871,983)
Net realized gain(loss) on investments and foreign currency	277,034,817	429,412,796	2,866,985	20,466,232	7,149,630	59,623,708
Net change in unrealized appreciation (depreciation) on investments and foreign currency	251,378,198	(629,691,624)	26,275,487	(34,834,657)	53,476,679	(83,719,682)
Net increase (decrease) in net assets from investment operations	533,865,755	(198,156,929)	30,286,946	(13,920,873)	58,260,244	(26,967,957)
DISTRIBUTIONS:
Total distributable earnings
Investment Class	(270,134,126)	(343,875,339)	(1,802,865)	(7,078,045)	(3,105,680)	(29,890,884)
Service Class	(5,059,792)	(9,798,555)	(3,228,412)	(13,404,578)	(5,286,102)	(51,970,195)
Consultant Class	(3,012,350)	(4,962,544)	(192,647)	(1,153,070)	(215,621)	(2,217,718)
Institutional Class	(41,871,825)	(45,506,838)		–	(269,713)	(2,394,890)
W Class		–
R Class	(1,855,165)	(2,176,396)	(220,872)	(944,360)		–
K Class				–
Total distributions	(321,933,258)	(406,319,672)	(5,444,796)	(22,580,053)	(8,877,116)	(86,473,687)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(70,768,449)	(68,385,184)	(10,616,728)	2,085,467	(12,626,574)	6,715,178
Service Class	(18,247,575)	1,871,516	(24,440,364)	(19,031,191)	(31,562,938)	(3,929,820)
Consultant Class	(6,917,899)	(2,498,476)	(3,382,618)	(1,459,212)	(1,180,143)	(834,711)
Institutional Class	22,849,733	15,591,155		(3,864,348)	(551,637)	1,069,284
W Class		(32,627,052)
R Class	45,596	192,909	(1,317,046)	(4,756,940)		(595,855)
K Class				(1,969,073)
Shareholder redemption fees
Investment Class	15,132	3,844	1	2	495	–
Service Class	67	37	29	473	96	370
Net increase (decrease) in net assets from capital share transactions	(73,023,395)	(85,851,251)	(39,756,726)	(28,994,822)	(45,920,701)	2,424,446
Net Increase (Decrease) In Net Assets	138,909,102	(690,327,852)	(14,914,576)	(65,495,748)	3,462,427	(111,017,198)
NET ASSETS:
Beginning of year	1,669,484,604	2,359,812,456	186,182,638	251,678,386	256,763,024	367,780,222
End of year	$1,808,393,706	$1,669,484,604	$171,268,062	$186,182,638	$260,225,451	$256,763,024

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 61

Statements of Changes in Net Assets

	Royce Special Equity Fund		Royce Total Return Fund
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/19	Year Ended 12/31/18
INVESTMENT OPERATIONS:
Net investment income (loss)	$11,546,470	$14,296,007	$20,423,300	$28,615,219
Net realized gain (loss) on investments and foreign currency	108,663,278	128,379,606	114,925,703	350,348,950
Net change in unrealized appreciation (depreciation) on investments and foreign currency	16,963,326	(286,833,332)	196,976,208	(622,350,876)
Net increase (decrease) in net assets from investment operations	137,173,074	(144,157,719)	332,325,211	(243,386,707)
DISTRIBUTIONS:
Total distributable earnings
Investment Class	(88,177,876)	(113,623,179)	(93,615,989)	(225,309,236)
Service Class	(6,161,502)	(7,307,745)	(6,498,298)	(16,161,811)
Consultant Class	(2,409,822)	(3,348,220)	(11,752,705)	(31,360,737)
Institutional Class	(20,029,031)	(22,075,060)	(21,255,144)	(44,088,716)
W Class				(278,190)
R Class			(2,882,429)	(8,404,156)
K Class				(58,255)
Total distributions	(116,778,231)	(146,354,204)	(136,004,565)	(325,661,101)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(107,269,970)	(11,589,585)	(141,611,166)	(123,762,427)
Service Class	(3,843,977)	(29,107,261)	(17,455,317)	13,551,539
Consultant Class	(6,019,051)	(8,996,204)	(31,214,004)	(28,831,097)
Institutional Class	(15,974,413)	686,503	(12,344,314)	(14,128,910)
W Class				(98,540,528)
R Class			(14,978,169)	5,579,991
K Class				(37,154,510)
Shareholder redemption fees
Investment Class	4,063	4,643	279	1,812
Service Class	920	1,015	10	6,244
Net increase (decrease) in net assets from capital share transactions	(133,102,428)	(49,000,889)	(217,602,681)	(283,277,886)
Net Increase (Decrease) In Net Assets	(112,707,585)	(339,512,812)	(21,282,035)	(852,325,694)
NET ASSETS:
Beginning of year	1,204,370,225	1,543,883,037	1,543,531,625	2,395,857,319
End of year	$1,091,662,640	$1,204,370,225	$1,522,249,590	$1,543,531,625

62 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Dividend Value Fund–Investment Class
2019	$5.56	$0.09	$1.58	$1.67	$(0.10)	$(0.92)	$(1.02)	$6.21	30.34%	$76,273	1.21%	1.20%	1.09%	1.37%	8%
2018	7.56	0.10	(1.27)	(1.17)	(0.10)	(0.73)	(0.83)	5.56	(16.06)	88,036	1.13	1.13	1.04	1.29	13
2017	7.18	0.10	1.43	1.53	(0.13)	(1.02)	(1.15)	7.56	21.91	121,209	1.13	1.13	1.06	1.24	16
2016	6.84	0.12	1.02	1.14	(0.11)	(0.69)	(0.80)	7.18	16.75	99,462	1.16	1.16	1.11	1.64	21
2015	8.12	0.12	(0.57)	(0.45)	(0.13)	(0.70)	(0.83)	6.84	(5.54)	116,053	1.24	1.24	1.22	1.49	14
Royce Dividend Value Fund–Service Class
2019	$5.73	$0.08	$1.61	$1.69	$(0.06)	$(0.94)	$(1.00)	$6.42	29.78%	$25,256	1.53%	1.52%	1.34%	1.14%	8%
2018	7.76	0.07	(1.29)	(1.22)	(0.06)	(0.75)	(0.81)	5.73	(16.24)	28,120	1.43	1.43	1.34	1.01	13
2017	7.33	0.08	1.46	1.54	(0.07)	(1.04)	(1.11)	7.76	21.66	59,641	1.40	1.39	1.31	1.04	16
2016	6.96	0.10	1.04	1.14	(0.08)	(0.69)	(0.77)	7.33	16.36	115,547	1.43	1.43	1.37	1.39	21
2015	8.22	0.10	(0.57)	(0.47)	(0.09)	(0.70)	(0.79)	6.96	(5.72)	167,165	1.49	1.49	1.47	1.25	14
Royce Dividend Value Fund–Consultant Class
2019	$6.53	$0.03	$1.85	$1.88	$(0.01)	$(1.07)	$(1.08)	$7.33	29.03%	$1,621	3.30%	3.29%	2.09%	0.40%	8%
2018	8.87	0.02	(1.48)	(1.46)	(0.03)	(0.85)	(0.88)	6.53	(16.93)	1,349	3.44	3.44	2.09	0.24	13
2017	8.39	0.02	1.68	1.70	(0.03)	(1.19)	(1.22)	8.87	20.71	1,534	3.26	3.26	2.09	0.23	16
2016	7.90	0.05	1.17	1.22	(0.04)	(0.69)	(0.73)	8.39	15.44	1,572	3.26	3.26	2.14	0.58	21
2015	9.22	0.04	(0.63)	(0.59)	(0.03)	(0.70)	(0.73)	7.90	(6.39)	1,886	3.78	3.78	2.24	0.46	14
Royce Dividend Value Fund–Institutional Class
2019	$5.48	$0.15	$1.48	$1.63	$(0.11)	$(0.90)	$(1.01)	$6.10	30.08%	$883	1.98%	1.98%	0.97%	1.62%	8%
2018	7.46	0.09	(1.23)	(1.14)	(0.12)	(0.72)	(0.84)	5.48	(15.94)	3,016	1.89	1.89	0.89	1.28	13
2017	7.09	0.11	1.42	1.53	(0.15)	(1.01)	(1.16)	7.46	22.21	1,112	2.79	2.79	0.89	1.43	16
2016	6.78	0.13	1.00	1.13	(0.13)	(0.69)	(0.82)	7.09	16.70	823	3.30	3.30	0.93	1.81	21
2015	8.09	0.17	(0.62)	(0.45)	(0.16)	(0.70)	(0.86)	6.78	(5.61)	658	1.11	1.11	1.04	1.60	14
Royce Global Financial Services Fund–Service Class
2019	$8.18	$0.10	$1.87	$1.97	$(0.15)	$(0.09)	$(0.24)	$9.91	24.17%	$30,202	1.82%	1.81%	1.49%	0.86%	5%
2018	10.57	0.07	(1.45)	(1.38)	(0.09)	(0.92)	(1.01)	8.18	(13.41)	32,113	1.68	1.68	1.49	0.61	8
2017	8.95	0.10	1.90	2.00	(0.23)	(0.15)	(0.38)	10.57	22.46	47,197	1.68	1.68	1.49	0.83	19
2016	7.99	0.11	0.92	1.03	(0.05)	(0.02)	(0.07)	8.95	12.93	43,629	1.67	1.67	1.49	1.25	37
2015	9.28	0.11	(0.55)	(0.44)	(0.11)	(0.74)	(0.85)	7.99	(4.71)	52,013	1.65	1.65	1.49	1.19	46
Royce Global Financial Services Fund–Institutional Class [a]
2019	$10.55	$0.14	$2.42	$2.56	$(0.16)	$(0.12)	$(0.28)	$12.83	24.35%	$6,738	1.60%	1.60%	1.33%	1.04%	5%
2018	13.58	0.15	(1.85)	(1.70)	(0.14)	(1.19)	(1.33)	10.55	(12.87)	6,951	1.43	1.43	1.04	1.06	8
2017	11.43	0.15	2.47	2.62	(0.27)	(0.20)	(0.47)	13.58	23.01	8,608	1.44	1.44	1.04	1.29	19
2016	10.00	0.18	1.36	1.54	(0.09)	(0.02)	(0.11)	11.43	15.41 [1]	6,474	1.85 [2]	1.85 [2]	1.04 [2]	1.82 [2]	37

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 63

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce International Premier Fund–Investment Class
2019	$11.39	$0.11	$3.82	$3.93	$(0.07)	$–	$(0.07)	$15.25	34.49%	$360,623	1.26%	1.26%	1.18%	0.74%	40%
2018	13.07	0.09	(1.72)	(1.63)	(0.05)	–	(0.05)	11.39	(12.45)	285,065	1.27	1.26	1.16	1.00	65
2017	9.44	(0.10)	3.88	3.78	(0.15)	–	(0.15)	13.07	40.08	103,032	1.37	1.37	1.19	0.32	41
2016	9.82	0.10	(0.19)	(0.09)	(0.28)	(0.01)	(0.29)	9.44	(0.79)	19,556	1.59	1.59	1.19	0.96	67
2015	8.71	0.16	1.27	1.43	(0.32)	–	(0.32)	9.82	16.42	3,623	2.80	2.80	1.38	1.72	67
Royce International Premier Fund–Service Class
2019	$13.61	$0.10	$4.57	$4.67	$(0.04)	$–	$(0.04)	$18.24	34.29%	$71,350	1.58%	1.58%	1.41%	0.63%	40%
2018	15.60	0.11	(2.10)	(1.99)	–	–	–	13.61	(12.76)	36,303	1.59	1.59	1.44	0.71	65
2017	11.24	0.05	4.42	4.47	(0.11)	–	(0.11)	15.60	39.81	48,642	1.65	1.65	1.44	0.28	41
2016	11.64	0.06	(0.19)	(0.13)	(0.26)	(0.01)	(0.27)	11.24	(1.06)	38,884	1.84	1.84	1.44	0.66	67
2015	10.28	(0.00)	1.66	1.66	(0.30)	–	(0.30)	11.64	16.22	9,015	2.65	2.65	1.60	1.10	67
Royce International Premier Fund–Consultant Class [b]
2019	$14.71	$(0.03)	$4.92	$4.89	$–	$–	$–	$19.60	33.24%	$9,894	2.41%	2.41%	2.18%	(0.17)%	40%
2018	16.99	(0.00)	(2.28)	(2.28)	–	–	–	14.71	(13.42)	8,546	2.33	2.32	2.19	(0.00)	65
2017	12.27	(0.08)	4.83	4.75	(0.03)	–	(0.03)	16.99	38.73	9,281	2.73	2.73	2.19	(0.52)	41
2016	11.59	0.01	0.85	0.86	(0.17)	(0.01)	(0.18)	12.27	7.49 [1]	5,086	2.70 [2]	2.70 [2]	2.19 [2]	(0.04)[2]	67
Royce International Premier Fund–Institutional Class [c]
2019	$11.39	$(0.03)	$3.98	$3.95	$(0.09)	$–	$(0.09)	$15.25	34.68%	$366,870	1.19%	1.19%	1.04%	0.57%	40%
2018	12.98	(0.00)	(1.53)	(1.53)	(0.06)	–	(0.06)	11.39	(11.78)[1]	32,340	1.34 [2]	1.34 [2]	1.04 [2]	0.84 [2]	65
Royce Micro-Cap Fund–Investment Class
2019	$9.35	$(0.05)	$2.02	$1.97	$–	$(0.30)	$(0.30)	$11.02	21.16%	$158,112	1.51%	1.50%	1.36%	(0.46)%	21%
2018	11.64	(0.05)	(0.94)	(0.99)	–	(1.30)	(1.30)	9.35	(8.94)	117,040	1.50	1.50	1.49	(0.43)	24
2017	11.92	(0.03)	0.66	0.63	(0.01)	(0.90)	(0.91)	11.64	5.43	166,935	1.51	1.51	1.49	(0.28)	26
2016	11.09	0.01	2.18	2.19	(0.06)	(1.30)	(1.36)	11.92	19.74	192,731	1.48	1.48	1.48	0.03	38
2015	14.47	0.02	(1.96)	(1.94)	–	(1.44)	(1.44)	11.09	(13.32)	219,272	1.51	1.51	1.51	0.15	41
Royce Micro-Cap Fund–Service Class
2019	$9.15	$(0.01)	$1.94	$1.93	$–	$(0.29)	$(0.29)	$10.79	21.22%	$164,956	1.51%	1.51%	1.50%	(0.09)%	21%
2018	11.41	(0.07)	(0.91)	(0.98)	–	(1.28)	(1.28)	9.15	(9.09)	8,053	1.90	1.89	1.61	(0.56)	24
2017	11.69	(0.05)	0.65	0.60	–	(0.88)	(0.88)	11.41	5.32	13,880	1.86	1.86	1.61	(0.40)	26
2016	10.90	(0.01)	2.15	2.14	(0.05)	(1.30)	(1.35)	11.69	19.59	17,343	1.83	1.83	1.61	(0.11)	38
2015	14.26	0.00	(1.92)	(1.92)	–	(1.44)	(1.44)	10.90	(13.37)	20,538	1.80	1.80	1.63	0.01	41

64 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Micro-Cap Fund–Consultant Class
2019	$7.23	$(0.13)	$1.55	$1.42	$–	$(0.23)	$(0.23)	$8.42	19.72%	$14,204	2.59%	2.59%	2.58%	(1.69)%	21%
2018	9.10	(0.14)	(0.72)	(0.86)	–	(1.01)	(1.01)	7.23	(9.93)	16,680	2.56	2.56	2.56	(1.50)	24
2017	9.41	(0.13)	0.53	0.40	–	(0.71)	(0.71)	9.10	4.35	24,396	2.54	2.54	2.54	(1.34)	26
2016	9.04	(0.09)	1.76	1.67	–	(1.30)	(1.30)	9.41	18.48	33,622	2.53	2.53	2.53	(1.02)	38
2015	12.23	(0.10)	(1.65)	(1.75)	–	(1.44)	(1.44)	9.04	(14.21)	41,024	2.54	2.54	2.54	(0.90)	41
Royce Opportunity Fund–Investment Class
2019	$9.92	$(0.06)	$2.86	$2.80	$–	$(0.20)	$(0.20)	$12.52	28.21%	$609,316	1.23%	1.22%	1.22%	(0.50)%	47%
2018	13.58	(0.04)	(2.61)	(2.65)	–	(1.01)	(1.01)	9.92	(19.97)	557,003	1.20	1.20	1.20	(0.30)	47
2017	12.85	(0.04)	2.79	2.75	–	(2.02)	(2.02)	13.58	21.88	805,660	1.18	1.18	1.18	(0.28)	43
2016	10.57	(0.02)	3.19	3.17	–	(0.89)	(0.89)	12.85	29.86	751,184	1.19	1.19	1.19	(0.18)	26
2015	13.46	(0.03)	(1.80)	(1.83)	–	(1.06)	(1.06)	10.57	(13.57)	746,052	1.17	1.17	1.17	(0.27)	27
Royce Opportunity Fund–Service Class
2019	$9.23	$(0.09)	$2.65	$2.56	$–	$(0.18)	$(0.18)	$11.61	27.79%	$46,032	1.55%	1.55%	1.49%	(0.77)%	47%
2018	12.66	(0.07)	(2.42)	(2.49)	–	(0.94)	(0.94)	9.23	(20.14)	48,797	1.52	1.52	1.49	(0.59)	47
2017	12.02	(0.08)	2.61	2.53	–	(1.89)	(1.89)	12.66	21.46	96,663	1.53	1.53	1.49	(0.61)	43
2016	9.95	(0.05)	3.01	2.96	–	(0.89)	(0.89)	12.02	29.61	73,517	1.53	1.53	1.49	(0.48)	26
2015	12.80	(0.07)	(1.72)	(1.79)	–	(1.06)	(1.06)	9.95	(13.96)	100,918	1.49	1.49	1.49	(0.59)	27
Royce Opportunity Fund–Consultant Class
2019	$8.09	$(0.16)	$2.32	$2.16	$–	$(0.16)	$(0.16)	$10.09	26.70%	$8,621	2.41%	2.41%	2.41%	(1.67)%	47%
2018	11.19	(0.16)	(2.12)	(2.28)	–	(0.82)	(0.82)	8.09	(20.81)	9,831	2.30	2.29	2.29	(1.39)	47
2017	10.71	(0.16)	2.31	2.15	–	(1.67)	(1.67)	11.19	20.50	20,574	2.27	2.27	2.27	(1.37)	43
2016	9.01	(0.12)	2.71	2.59	–	(0.89)	(0.89)	10.71	28.59	21,116	2.28	2.28	2.28	(1.27)	26
2015	11.79	(0.15)	(1.57)	(1.72)	–	(1.06)	(1.06)	9.01	(14.56)	19,464	2.26	2.26	2.26	(1.34)	27
Royce Opportunity Fund–Institutional Class
2019	$10.13	$(0.05)	$2.92	$2.87	$–	$(0.20)	$(0.20)	$12.80	28.36%	$230,439	1.12%	1.12%	1.12%	(0.39)%	47%
2018	13.84	(0.02)	(2.66)	(2.68)	–	(1.03)	(1.03)	10.13	(19.83)	227,261	1.08	1.08	1.08	(0.17)	47
2017	13.08	(0.02)	2.84	2.82	–	(2.06)	(2.06)	13.84	22.02	639,057	1.07	1.07	1.07	(0.17)	43
2016	10.74	(0.01)	3.24	3.23	–	(0.89)	(0.89)	13.08	29.94	583,975	1.07	1.07	1.07	(0.06)	26
2015	13.64	(0.02)	(1.82)	(1.84)	–	(1.06)	(1.06)	10.74	(13.46)	600,945	1.05	1.05	1.05	(0.15)	27
Royce Opportunity Fund–R Class
2019	$8.90	$(0.12)	$2.55	$2.43	$–	$(0.17)	$(0.17)	$11.16	27.38%	$31,230	1.86%	1.85%	1.85%	(1.13)%	47%
2018	12.25	(0.11)	(2.33)	(2.44)	–	(0.91)	(0.91)	8.90	(20.42)	26,337	1.84	1.84	1.84	(0.93)	47
2017	11.67	(0.12)	2.53	2.41	–	(1.83)	(1.83)	12.25	21.06	39,311	1.82	1.82	1.82	(0.92)	43
2016	9.72	(0.08)	2.92	2.84	–	(0.89)	(0.89)	11.67	29.08	38,902	1.82	1.82	1.82	(0.81)	26
2015	12.56	(0.11)	(1.67)	(1.78)	–	(1.06)	(1.06)	9.72	(14.15)	32,599	1.82	1.82	1.82	(0.90)	27

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 65

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Pennsylvania Mutual Fund–Investment Class
2019	$7.75	$0.04	$2.01	$2.05	$(0.02)	$(0.34)	$(0.36)	$9.44	26.56%	$1,429,042	0.95%	0.94%	0.94%	0.39%	30%
2018	10.52	0.04	(0.97)	(0.93)	(0.02)	(1.82)	(1.84)	7.75	(9.66)	1,203,967	0.92	0.92	0.92	0.33	35
2017	11.02	0.06	1.68	1.74	(0.06)	(2.18)	(2.24)	10.52	16.24	1,622,523	0.92	0.92	0.92	0.47	27
2016	9.33	0.07	2.41	2.48	(0.04)	(0.75)	(0.79)	11.02	26.47	1,671,848	0.92	0.92	0.92	0.60	18
2015	13.00	0.09	(1.58)	(1.49)	(0.10)	(2.08)	(2.18)	9.33	(11.43)	1,925,419	0.92	0.92	0.92	0.58	21
Royce Pennsylvania Mutual Fund–Service Class
2019	$7.77	$(0.00)	$2.00	$2.00	$(0.01)	$(0.34)	$(0.35)	$9.42	25.75%	$142,864	1.31%	1.30%	1.30%	(0.01)%	30%
2018	10.56	(0.01)	(0.96)	(0.97)	–	(1.82)	(1.82)	7.77	(9.96)	32,191	1.30	1.30	1.30	(0.07)	35
2017	11.03	0.01	1.69	1.70	–	(2.17)	(2.17)	10.56	15.88	54,938	1.27	1.27	1.27	0.07	27
2016	9.35	0.03	2.41	2.44	(0.01)	(0.75)	(0.76)	11.03	25.99	100,598	1.26	1.26	1.26	0.27	18
2015	12.96	0.05	(1.56)	(1.51)	(0.02)	(2.08)	(2.10)	9.35	(11.57)	102,341	1.23	1.23	1.23	0.29	21
Royce Pennsylvania Mutual Fund–Consultant Class
2019	$6.18	$(0.04)	$1.60	$1.56	$–	$(0.27)	$(0.27)	$7.47	25.25%	$262,007	1.96%	1.95%	1.95%	(0.62)%	30%
2018	8.46	(0.06)	(0.77)	(0.83)	–	(1.45)	(1.45)	6.18	(10.56)	249,004	1.93	1.93	1.93	(0.69)	35
2017	8.90	(0.05)	1.35	1.30	–	(1.74)	(1.74)	8.46	15.06	361,569	1.93	1.92	1.92	(0.54)	27
2016	7.70	(0.03)	1.98	1.95	–	(0.75)	(0.75)	8.90	25.20	402,114	1.94	1.94	1.94	(0.42)	18
2015	11.16	(0.05)	(1.33)	(1.38)	–	(2.08)	(2.08)	7.70	(12.31)	416,862	1.94	1.94	1.94	(0.44)	21
Royce Pennsylvania Mutual Fund–Institutional Class
2019	$7.78	$0.04	$2.02	$2.06	$(0.03)	$(0.34)	$(0.37)	$9.47	26.53%	$106,564	0.89%	0.89%	0.89%	0.45%	30%
2018	10.55	0.04	(0.97)	(0.93)	(0.02)	(1.82)	(1.84)	7.78	(9.56)	83,908	0.88	0.88	0.88	0.40	35
2017	11.04	0.09	1.67	1.76	(0.07)	(2.18)	(2.25)	10.55	16.44	53,367	0.83	0.83	0.83	0.42	27
2016	9.34	0.09	2.41	2.50	(0.05)	(0.75)	(0.80)	11.04	26.65	245,009	0.83	0.83	0.83	0.63	18
2015	13.02	0.11	(1.60)	(1.49)	(0.11)	(2.08)	(2.19)	9.34	(11.34)	498,374	0.81	0.81	0.81	0.68	21
Royce Pennsylvania Mutual Fund–R Class
2019	$7.30	$(0.03)	$1.89	$1.86	$–	$(0.32)	$(0.32)	$8.84	25.48%	$8,853	1.75%	1.74%	1.74%	(0.41)%	30%
2018	9.94	(0.03)	(0.91)	(0.94)	–	(1.70)	(1.70)	7.30	(10.15)	10,014	1.58	1.57	1.57	(0.34)	35
2017	10.44	(0.04)	1.58	1.54	–	(2.04)	(2.04)	9.94	15.25	15,136	1.73	1.73	1.73	(0.36)	27
2016	8.90	(0.01)	2.30	2.29	–	(0.75)	(0.75)	10.44	25.62	17,059	1.63	1.63	1.63	(0.11)	18
2015	12.50	(0.02)	(1.50)	(1.52)	–	(2.08)	(2.08)	8.90	(12.10)	18,675	1.65	1.65	1.65	(0.15)	21
Royce Premier Fund–Investment Class
2019	$11.62	$0.05	$3.87	$3.92	$(0.05)	$(2.61)	$(2.66)	$12.88	34.13%	$1,505,821	1.20%	1.19%	1.19%	0.32%	19%
2018	16.60	0.02	(1.60)	(1.58)	(0.01)	(3.39)	(3.40)	11.62	(10.40)	1,398,965	1.17	1.17	1.17	0.11	23
2017	15.51	0.00	3.63	3.63	(0.02)	(2.52)	(2.54)	16.60	23.77	1,978,847	1.16	1.16	1.16	0.00	8
2016	14.28	0.06	3.25	3.31	(0.04)	(2.04)	(2.08)	15.51	23.00	1,768,580	1.16	1.16	1.16	0.35	15
2015	19.72	0.13	(2.11)	(1.98)	(0.13)	(3.33)	(3.46)	14.28	(9.90)	2,015,905	1.13	1.13	1.13	0.49	13

66 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Premier Fund–Service Class
2019	$11.31	$(0.01)	$3.78	$3.77	$–	$(2.54)	$(2.54)	$12.54	33.65%	$29,696	1.57%	1.57%	1.46%	(0.06)%	19%
2018	16.15	(0.03)	(1.55)	(1.58)	–	(3.26)	(3.26)	11.31	(10.66)	41,738	1.52	1.52	1.48	(0.19)	23
2017	15.13	(0.06)	3.53	3.47	–	(2.45)	(2.45)	16.15	23.32	54,557	1.53	1.53	1.49	(0.34)	8
2016	13.98	0.00	3.19	3.19	–	(2.04)	(2.04)	15.13	22.63	46,550	1.50	1.50	1.49	0.02	15
2015	19.33	0.06	(2.04)	(1.98)	(0.04)	(3.33)	(3.37)	13.98	(10.13)	61,969	1.44	1.43	1.43	0.23	13
Royce Premier Fund–Consultant Class
2019	$9.17	$(0.10)	$3.05	$2.95	$–	$(2.03)	$(2.03)	$10.09	32.55%	$17,585	2.26%	2.26%	2.26%	(0.91)%	19%
2018	13.21	(0.12)	(1.27)	(1.39)	–	(2.65)	(2.65)	9.17	(11.41)	21,370	2.21	2.21	2.21	(0.93)	23
2017	12.46	(0.14)	2.89	2.75	–	(2.00)	(2.00)	13.21	22.49	31,489	2.21	2.21	2.21	(1.06)	8
2016	11.89	(0.09)	2.70	2.61	–	(2.04)	(2.04)	12.46	21.72	31,353	2.22	2.22	2.22	(0.72)	15
2015	17.09	(0.09)	(1.78)	(1.87)	–	(3.33)	(3.33)	11.89	(10.80)	32,982	2.17	2.17	2.17	(0.55)	13
Royce Premier Fund–Institutional Class
2019	$11.79	$0.05	$3.94	$3.99	$(0.05)	$(2.65)	$(2.70)	$13.08	34.23%	$244,343	1.15%	1.15%	1.15%	0.33%	19%
2018	16.82	0.03	(1.63)	(1.60)	(0.02)	(3.41)	(3.43)	11.79	(10.41)	197,697	1.12	1.12	1.12	0.16	23
2017	15.72	0.01	3.68	3.69	(0.03)	(2.56)	(2.59)	16.82	23.85	250,119	1.09	1.09	1.09	0.07	8
2016	14.44	0.08	3.30	3.38	(0.06)	(2.04)	(2.10)	15.72	23.20	250,826	1.07	1.07	1.07	0.44	15
2015	19.91	0.16	(2.14)	(1.98)	(0.16)	(3.33)	(3.49)	14.44	(9.82)	294,477	1.02	1.02	1.02	0.60	13
Royce Premier Fund–R Class
2019	$10.73	$(0.05)	$3.57	$3.52	$–	$(2.39)	$(2.39)	$11.86	33.17%	$10,949	1.90%	1.90%	1.90%	(0.43)%	19%
2018	15.39	(0.08)	(1.48)	(1.56)	–	(3.10)	(3.10)	10.73	(11.01)	9,715	1.80	1.80	1.80	(0.52)	23
2017	14.47	(0.12)	3.37	3.25	–	(2.33)	(2.33)	15.39	22.88	12,841	1.90	1.90	1.90	(0.75)	8
2016	13.49	(0.05)	3.07	3.02	–	(2.04)	(2.04)	14.47	22.18	13,889	1.84	1.84	1.84	(0.33)	15
2015	18.82	(0.03)	(1.97)	(2.00)	–	(3.33)	(3.33)	13.49	(10.50)	16,129	1.78	1.78	1.78	(0.16)	13
Royce Small-Cap Value Fund–Investment Class
2019	$8.35	$0.09	$1.46	$1.55	$(0.08)	$(0.25)	$(0.33)	$9.57	18.60%	$53,234	1.30%	1.30%	1.24%	0.84%	64%
2018	10.16	0.05	(0.73)	(0.68)	(0.04)	(1.09)	(1.13)	8.35	(7.05)	56,433	1.26	1.26	1.24	0.45	64
2017	10.03	0.04	0.50	0.54	(0.06)	(0.35)	(0.41)	10.16	5.49	66,094	1.26	1.25	1.24	0.44	61
2016	8.74	0.08	1.79	1.87	(0.08)	(0.50)	(0.58)	10.03	21.37	72,863	1.24	1.24	1.24	0.72	56
2015	11.81	0.10	(1.43)	(1.33)	(0.09)	(1.65)	(1.74)	8.74	(11.25)	77,821	1.23	1.23	1.23	0.69	60
Royce Small-Cap Value Fund–Service Class
2019	$8.33	$0.07	$1.44	$1.51	$(0.05)	$(0.25)	$(0.30)	$9.54	18.21%	$102,465	1.56%	1.55%	1.49%	0.65%	64%
2018	10.12	0.02	(0.72)	(0.70)	(0.01)	(1.08)	(1.09)	8.33	(7.17)	111,855	1.53	1.53	1.49	0.19	64
2017	9.98	0.02	0.50	0.52	(0.03)	(0.35)	(0.38)	10.12	5.27	152,232	1.51	1.51	1.49	0.17	61
2016	8.70	0.05	1.79	1.84	(0.06)	(0.50)	(0.56)	9.98	21.06	213,067	1.49	1.49	1.48	0.48	56
2015	11.76	0.06	(1.41)	(1.35)	(0.06)	(1.65)	(1.71)	8.70	(11.51)	252,814	1.48	1.48	1.48	0.45	60

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 67

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Small-Cap Value Fund–Consultant Class
2019	$7.40	$(0.04)	$1.30	$1.26	$–	$(0.22)	$(0.22)	$8.44	17.03%	$7,486	2.44%	2.44%	2.44%	(0.50)%	64%
2018	9.06	(0.06)	(0.64)	(0.70)	–	(0.96)	(0.96)	7.40	(8.07)	9,641	2.35	2.34	2.34	(0.66)	64
2017	8.98	(0.06)	0.45	0.39	–	(0.31)	(0.31)	9.06	4.44	13,111	2.32	2.32	2.32	(0.66)	61
2016	7.89	(0.03)	1.62	1.59	–	(0.50)	(0.50)	8.98	20.10	16,484	2.28	2.28	2.28	(0.33)	56
2015	10.87	(0.04)	(1.29)	(1.33)	–	(1.65)	(1.65)	7.89	(12.24)	18,404	2.27	2.27	2.27	(0.36)	60
Royce Small-Cap Value Fund–R Class
2019	$8.00	$0.01	$1.40	$1.41	$(0.01)	$(0.24)	$(0.25)	$9.16	17.68%	$8,083	1.98%	1.98%	1.97%	0.11%	64%
2018	9.75	(0.03)	(0.68)	(0.71)	–	(1.04)	(1.04)	8.00	(7.62)	8,254	1.92	1.92	1.92	(0.26)	64
2017	9.63	(0.02)	0.48	0.46	–	(0.34)	(0.34)	9.75	4.81	14,620	1.88	1.88	1.88	(0.21)	61
2016	8.42	0.01	1.73	1.74	(0.03)	(0.50)	(0.53)	9.63	20.60	18,059	1.85	1.85	1.85	0.11	56
2015	11.43	0.01	(1.35)	(1.34)	(0.02)	(1.65)	(1.67)	8.42	(11.71)	19,200	1.83	1.83	1.83	0.09	60
Royce Smaller-Companies Growth Fund–Investment Class
2019	$6.86	$(0.05)	$1.68	$1.63	$–	$(0.28)	$(0.28)	$8.21	23.92%	$91,670	1.25%	1.24%	1.24%	(0.69)%	53%
2018	10.93	(0.07)	(0.86)	(0.93)	–	(3.14)	(3.14)	6.86	(9.94)	87,213	1.21	1.21	1.21	(0.62)	61
2017	11.22	(0.09)	2.08	1.99	–	(2.28)	(2.28)	10.93	18.20	119,745	1.19	1.19	1.19	(0.67)	64
2016	11.36	(0.05)	1.17	1.12	–	(1.26)	(1.26)	11.22	9.67	98,962	1.15	1.15	1.15	(0.41)	59
2015	14.36	(0.06)	(0.19)	(0.25)	–	(2.75)	(2.75)	11.36	(1.59)	139,979	1.32	1.32	1.24	(0.38)	45
Royce Smaller-Companies Growth Fund–Service Class
2019	$6.69	$(0.07)	$1.65	$1.58	$–	$(0.28)	$(0.28)	$7.99	23.67%	$154,236	1.55%	1.54%	1.49%	(0.93)%	53%
2018	10.69	(0.10)	(0.85)	(0.95)	–	(3.05)	(3.05)	6.69	(10.22)	156,057	1.52	1.52	1.49	(0.90)	61
2017	11.01	(0.12)	2.03	1.91	–	(2.23)	(2.23)	10.69	17.80	228,008	1.49	1.49	1.47	(0.96)	64
2016	11.20	(0.08)	1.15	1.07	–	(1.26)	(1.26)	11.01	9.37	284,640	1.51	1.51	1.49	(0.74)	59
2015	14.23	(0.08)	(0.20)	(0.28)	–	(2.75)	(2.75)	11.20	(1.82)	408,744	1.47	1.47	1.45	(0.58)	45
Royce Smaller-Companies Growth Fund–Consultant Class
2019	$5.74	$(0.11)	$1.42	$1.31	$–	$(0.24)	$(0.24)	$6.81	22.85%	$6,298	2.52%	2.51%	2.11%	(1.71)%	53%
2018	9.28	(0.16)	(0.72)	(0.88)	–	(2.66)	(2.66)	5.74	(10.95)	6,328	2.40	2.40	2.24	(1.66)	61
2017	9.63	(0.18)	1.77	1.59	–	(1.94)	(1.94)	9.28	16.92	10,119	2.36	2.36	2.24	(1.73)	64
2016	10.01	(0.14)	1.02	0.88	–	(1.26)	(1.26)	9.63	8.58	10,593	2.35	2.35	2.24	(1.50)	59
2015	13.12	(0.18)	(0.18)	(0.36)	–	(2.75)	(2.75)	10.01	(2.61)	14,411	2.32	2.32	2.24	(1.36)	45
Royce Smaller-Companies Growth Fund–Institutional Class
2019	$6.95	$(0.05)	$1.72	$1.67	$–	$(0.29)	$(0.29)	$8.33	24.10%	$8,021	1.35%	1.35%	1.17%	(0.62)%	53%
2018	11.06	(0.06)	(0.88)	(0.94)	–	(3.17)	(3.17)	6.95	(9.94)	7,165	1.28	1.28	1.08	(0.49)	61
2017	11.35	(0.09)	2.11	2.02	–	(2.31)	(2.31)	11.06	18.23	9,315	1.21	1.21	1.21	(0.70)	64
2016	11.48	(0.05)	1.18	1.13	–	(1.26)	(1.26)	11.35	9.66	20,523	1.15	1.15	1.15	(0.41)	59
2015	14.46	(0.03)	(0.20)	(0.23)	–	(2.75)	(2.75)	11.48	(1.45)	39,763	1.10	1.10	1.10	(0.22)	45

68 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Special Equity Fund–Investment Class
2019	$17.43	$0.21	$1.98	$2.19	$(0.21)	$(1.82)	$(2.03)	$17.59	12.63%	$819,015	1.21%	1.21%	1.21%	0.99%	20%
2018	21.79	0.23	(2.31)	(2.08)	(0.22)	(2.06)	(2.28)	17.43	(9.86)	909,113	1.18	1.18	1.18	1.04	21
2017	22.02	0.13	1.56	1.69	(0.12)	(1.80)	(1.92)	21.79	7.87	1,142,224	1.17	1.17	1.17	0.54	15
2016	17.94	0.21	5.57	5.78	(0.21)	(1.49)	(1.70)	22.02	32.21	1,225,095	1.17	1.17	1.17	0.99	29
2015	22.86	0.22	(3.04)	(2.82)	(0.24)	(1.86)	(2.10)	17.94	(12.36)	1,098,106	1.15	1.15	1.15	0.80	15
Royce Special Equity Fund–Service Class
2019	$17.41	$0.16	$1.99	$2.15	$(0.17)	$(1.83)	$(2.00)	$17.56	12.40%	$60,070	1.58%	1.58%	1.39%	0.80%	20%
2018	21.76	0.20	(2.33)	(2.13)	(0.18)	(2.04)	(2.22)	17.41	(10.13)	62,706	1.51	1.50	1.39	0.88	21
2017	21.98	0.08	1.56	1.64	(0.07)	(1.79)	(1.86)	21.76	7.66	108,001	1.50	1.50	1.39	0.32	15
2016	17.92	0.16	5.56	5.72	(0.17)	(1.49)	(1.66)	21.98	31.92	128,102	1.50	1.50	1.39	0.77	29
2015	22.81	0.17	(3.03)	(2.86)	(0.17)	(1.86)	(2.03)	17.92	(12.55)	112,315	1.47	1.47	1.39	0.57	15
Royce Special Equity Fund–Consultant Class
2019	$15.90	$(0.02)	$1.82	$1.80	$(0.00)	$(1.65)	$(1.65)	$16.05	11.38%	$24,793	2.25%	2.25%	2.25%	(0.12)%	20%
2018	19.86	0.01	(2.10)	(2.09)	(0.01)	(1.86)	(1.87)	15.90	(10.83)	30,234	2.19	2.19	2.19	0.04	21
2017	20.16	(0.10)	1.43	1.33	–	(1.63)	(1.63)	19.86	6.77	46,654	2.21	2.20	2.20	(0.49)	15
2016	16.57	(0.01)	5.13	5.12	(0.04)	(1.49)	(1.53)	20.16	30.91	50,514	2.20	2.20	2.20	(0.04)	29
2015	21.27	(0.05)	(2.76)	(2.81)	(0.03)	(1.86)	(1.89)	16.57	(13.23)	42,427	2.18	2.18	2.18	(0.24)	15
Royce Special Equity Fund–Institutional Class
2019	$17.28	$0.22	$1.96	$2.18	$(0.22)	$(1.81)	$(2.03)	$17.43	12.65%	$187,785	1.14%	1.14%	1.14%	1.04%	20%
2018	21.61	0.25	(2.30)	(2.05)	(0.24)	(2.04)	(2.28)	17.28	(9.81)	202,317	1.11	1.11	1.11	1.14	21
2017	21.84	0.14	1.55	1.69	(0.14)	(1.78)	(1.92)	21.61	7.96	247,004	1.09	1.09	1.09	0.60	15
2016	17.80	0.23	5.53	5.76	(0.23)	(1.49)	(1.72)	21.84	32.35	206,270	1.07	1.07	1.07	1.10	29
2015	22.71	0.33	(3.12)	(2.79)	(0.26)	(1.86)	(2.12)	17.80	(12.27)	208,952	1.04	1.04	1.04	1.02	15
Royce Total Return Fund–Investment Class
2019	$9.71	$0.16	$2.10	$2.26	$(0.15)	$(0.89)	$(1.04)	$10.93	23.45%	$1,026,074	1.21%	1.21%	1.21%	1.42%	21%
2018	13.58	0.20	(1.78)	(1.58)	(0.19)	(2.10)	(2.29)	9.71	(12.46)	1,036,211	1.18	1.18	1.18	1.45	22
2017	13.68	0.14	1.67	1.81	(0.12)	(1.79)	(1.91)	13.58	13.65	1,550,893	1.19	1.19	1.19	1.00	12
2016	11.91	0.15	2.93	3.08	(0.22)	(1.09)	(1.31)	13.68	25.86	1,835,927	1.19	1.19	1.19	1.08	16
2015	14.74	0.17	(1.23)	(1.06)	(0.12)	(1.65)	(1.77)	11.91	(7.19)	1,850,309	1.15	1.15	1.15	1.18	11
Royce Total Return Fund–Service Class
2019	$9.97	$0.13	$2.16	$2.29	$(0.08)	$(0.91)	$(0.99)	$11.27	23.08%	$77,177	1.52%	1.52%	1.49%	1.13%	21%
2018	13.88	0.16	(1.82)	(1.66)	(0.11)	(2.14)	(2.25)	9.97	(12.71)	83,368	1.52	1.52	1.48	1.15	22
2017	13.98	0.10	1.69	1.79	(0.07)	(1.82)	(1.89)	13.88	13.24	97,854	1.49	1.48	1.48	0.72	12
2016	12.12	0.11	3.00	3.11	(0.16)	(1.09)	(1.25)	13.98	25.60	142,606	1.46	1.46	1.46	0.80	16
2015	14.98	0.13	(1.25)	(1.12)	(0.09)	(1.65)	(1.74)	12.12	(7.48)	137,594	1.43	1.43	1.43	0.90	11

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2019 Annual Report to Shareholders | 69

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Total Return Fund–Consultant Class
2019	$10.02	$0.05	$2.17	$2.22	$(0.02)	$(0.91)	$(0.93)	$11.31	22.18%	$150,175	2.20%	2.20%	2.20%	0.43%	21%
2018	13.95	0.06	(1.82)	(1.76)	(0.02)	(2.15)	(2.17)	10.02	(13.26)	160,540	2.17	2.17	2.17	0.45	22
2017	14.07	0.01	1.70	1.71	–	(1.83)	(1.83)	13.95	12.53	247,914	2.16	2.16	2.16	0.04	12
2016	12.15	0.01	3.01	3.02	(0.01)	(1.09)	(1.10)	14.07	24.73	267,083	2.16	2.16	2.16	0.11	16
2015	15.05	0.03	(1.26)	(1.23)	(0.02)	(1.65)	(1.67)	12.15	(8.15)	262,131	2.16	2.16	2.16	0.18	11
Royce Total Return Fund–Institutional Class
2019	$9.58	$0.17	$2.07	$2.24	$(0.18)	$(0.87)	$(1.05)	$10.77	23.59%	$232,479	1.13%	1.13%	1.13%	1.49%	21%
2018	13.40	0.21	(1.76)	(1.55)	(0.21)	(2.06)	(2.27)	9.58	(12.39)	218,268	1.09	1.09	1.09	1.53	22
2017	13.52	0.16	1.64	1.80	(0.15)	(1.77)	(1.92)	13.40	13.80	310,603	1.06	1.06	1.06	1.13	12
2016	11.78	0.18	2.90	3.08	(0.25)	(1.09)	(1.34)	13.52	26.13	420,375	1.05	1.05	1.05	1.22	16
2015	14.61	0.18	(1.22)	(1.04)	(0.14)	(1.65)	(1.79)	11.78	(7.17)	374,555	1.03	1.03	1.03	1.28	11
Royce Total Return Fund–R Class
2019	$10.06	$0.09	$2.18	$2.27	$(0.03)	$(0.92)	$(0.95)	$11.38	22.66%	$36,345	1.85%	1.84%	1.84%	0.76%	21%
2018	13.99	0.11	(1.83)	(1.72)	(0.06)	(2.15)	(2.21)	10.06	(12.96)	45,145	1.81	1.81	1.81	0.82	22
2017	14.09	0.06	1.71	1.77	(0.03)	(1.84)	(1.87)	13.99	12.97	54,979	1.80	1.80	1.80	0.40	12
2016	12.19	0.07	3.00	3.07	(0.08)	(1.09)	(1.17)	14.09	25.14	53,896	1.78	1.78	1.78	0.49	16
2015	15.07	0.08	(1.25)	(1.17)	(0.06)	(1.65)	(1.71)	12.19	(7.79)	50,684	1.77	1.77	1.77	0.56	11

[1]	Not annualized

[2]	Annualized
[a]	The Class commenced operations on January 5, 2016.
[b]	The Class commenced operations on February 26, 2016.
[c]	The Class commenced operations on May 2, 2018.

70 | The Royce Funds 2019 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Micro-Cap Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund and Royce Total Return Fund (the “Fund” or “Funds”), are the eleven series of The Royce Fund (the “Trust”), an open-end management investment company organized as a Delaware statutory trust.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Funds’ investment adviser, primarily conducts business using the name Royce Investment Partners (“Royce”). At December 31, 2019, officers, employees of Royce, Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Global Financial Services Fund 11%

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Trust's Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1	–	quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.
Level 3	–	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Royce Funds 2019 Annual Report to Shareholders | 71

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2019. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Royce Dividend Value Fund
Common Stocks	$100,482,288	$–	$–	$100,482,288
Repurchase Agreement	–	3,713,000	–	3,713,000
Royce Global Financial Services Fund
Common Stocks	36,232,298	–	–	36,232,298
Repurchase Agreement	–	850,000	–	850,000
Royce International Premier Fund
Common Stocks	731,646,084	–	–	731,646,084
Preferred Stocks	15,613,202	–	–	15,613,202
Repurchase Agreement	–	54,399,000	–	54,399,000
Royce Micro-Cap Fund
Common Stocks	311,235,947	789,210	828,000	312,853,157
Repurchase Agreement	–	24,628,000	–	24,628,000
Money Market Fund/Collateral Received for Securities Loaned	882,470	–	–	882,470
Royce Opportunity Fund
Common Stocks	892,806,158	1,570,588	–	894,376,746
Repurchase Agreement	–	31,152,000	–	31,152,000
Money Market Fund/Collateral Received for Securities Loaned	22,880,089	–	–	22,880,089
Royce Pennsylvania Mutual Fund
Common Stocks	1,871,624,456	181,515	0	1,871,805,971
Repurchase Agreement	–	76,280,000	–	76,280,000
Money Market Fund/Collateral Received for Securities Loaned	11,003,360	–	–	11,003,360
Royce Premier Fund
Common Stocks	1,745,506,776	–	–	1,745,506,776
Repurchase Agreement	–	65,358,000	–	65,358,000
Royce Small-Cap Value Fund
Common Stocks	157,747,082	–	–	157,747,082
Repurchase Agreement	–	13,848,000	–	13,848,000
Royce Smaller-Companies Growth Fund
Common Stocks	246,282,127	4,972,770	–	251,254,897
Repurchase Agreement	–	9,859,000	–	9,859,000
Money Market Fund/Collateral Received for Securities Loaned	6,554,812	–	–	6,554,812
Royce Special Equity Fund
Common Stocks	887,973,208	65,103,500	–	953,076,708
Repurchase Agreement	–	141,098,000	–	141,098,000
Royce Total Return Fund
Common Stocks	1,457,199,951	12,236,369	0	1,469,436,320
Preferred Stocks	2,025,568	–	–	2,025,568
Corporate Bonds	–	3,179,927	–	3,179,927
Repurchase Agreement	–	53,225,000	–	53,225,000

Level 3 Reconciliation:

	BALANCE AS OF 12/31/18	ACQUISITIONS FROM MERGERS	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/19
Royce Micro-Cap Fund
Common Stocks	$ 828,000	$ 0	$ –	$ –	$ –	$ 828,000
Royce Pennsylvania Mutual Fund
Common Stocks	–	0	–	–	–	0
Royce Total Return Fund
Common Stocks	0	–	–	–	–	0
[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

72 | The Royce Funds 2019 Annual Report to Shareholders

VALUATION OF INVESTMENTS (continued):

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT 12/31/19	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	IMPACT TO VALUATION FROM AN INCREASE IN INPUT[1]
Royce Micro-Cap Fund
Common Stocks	$828,000	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease
[1]	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at December 31, 2019 are overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

SECURITIES LENDING:

The Funds loan securities through a lending agent, State Street Bank and Trust Company, to qualified institutional investors for the purpose of earning additional income. The lending agent receives and holds collateral from such borrowers to secure their obligations to the Funds. Such loans must be secured at all times by collateral in an amount at least equal to the market value of the loaned securities. The market values of the loaned securities and the collateral fluctuate and are determined at the close of each business day by the lending agent. Borrowers are required to post additional collateral to the lending agent on the next succeeding business day in the event of a collateral shortfall. Counterparty risk is further reduced by loaning securities only to parties that participate in a Global Securities Lending Program organized and monitored by the lending agent and that are deemed by it to satisfy its requirements and by having the lending agent enter into securities lending agreements with such borrowers. The lending agent is not affiliated with Royce.

Collateral may be in the form of cash or U.S. Treasuries. Cash collateral is invested in certain money market pooled investment vehicles. The Funds record a liability in their respective Statements of Assets and Liabilities for the return of such cash collateral during periods in which securities are on loan. The Funds bear the risk of loss for any decrease in the market value of the loaned securities or the investments purchased with cash collateral received from the borrowers.

Pursuant to the agreement in place between the Funds and the lending agent, if a borrower fails to return loaned securities, and the cash collateral being maintained by the lending agent on behalf of such borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent shall, at its option, either replace the loaned securities or pay the amount of the shortfall to the Funds. In the event of the bankruptcy of a borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. Pursuant to the agreement in place between the Funds and the lending agent, the Funds are responsible for any shortfall in the event the value of the investments purchased with cash collateral is insufficient to pay the rebate fee to the borrower.

The Royce Funds 2019 Annual Report to Shareholders | 73

Notes to Financial Statements (continued)

SECURITIES LENDING (continued):

The following table presents cash collateral and the market value of securities on loan collateralized by cash collateral held by the Funds at December 31, 2019:

	CASH COLLATERAL[1]	SECURITIES ON LOAN COLLATERALIZED BY CASH COLLATERAL	NET AMOUNT
Royce Micro-Cap Fund	$ 882,470	$ (857,635)	$ 24,835
Royce Opportunity Fund	22,880,089	(21,891,764)	988,325
Royce Pennsylvania Mutual Fund	11,003,360	(10,890,928)	112,432
Royce Smaller-Companies Growth Fund	6,554,812	(6,432,525)	122,287
[1]	Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. The remaining contractual maturity of cash collateral is overnight and continuous.

The following table presents non-cash collateral and the market value of securities on loan collateralized by non-cash collateral held by the Funds’ custodian at December 31, 2019:

	NON-CASH COLLATERAL	SECURITIES ON LOAN COLLATERALIZED BY NON-CASH COLLATERAL	NET AMOUNT
Royce Micro-Cap Fund	$ 12,757,563	$ (12,477,019)	$ 280,544
Royce Opportunity Fund	71,526,230	(69,976,992)	1,549,238
Royce Pennsylvania Mutual Fund	59,874,033	(58,625,367)	1,248,666
Royce Premier Fund	34,349,384	(33,620,428)	728,956
Royce Small-Cap Value Fund	2,613,411	(2,559,798)	53,613
Royce Smaller-Companies Growth Fund	35,421,248	(34,666,082)	755,166
Royce Total Return Fund	553,516	(541,755)	11,761

DISTRIBUTIONS AND TAXES:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

Royce Dividend Value Fund and Royce Total Return Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income and distributions from capital gains are determined at a class level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:

The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

74 | The Royce Funds 2019 Annual Report to Shareholders

LINE OF CREDIT:

The Funds, along with certain other Royce Funds, participate in a $65 million line of credit (“Credit Agreement”) with State Street Bank and Trust Company to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 9, 2020. Pursuant to the Credit Agreement, each participating Fund is liable for a portion of the commitment fee for the credit facility and for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate or One-Month LIBOR rate, plus 1.25%. The Funds did not utilize the line of credit during the year ended December 31, 2019.

Capital Share Transactions (in dollars):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS
	Year Ended 12/31/19	Period Ended 12/31/18	Year Ended 12/31/19	Period Ended 12/31/18	Year Ended 12/31/19	Period Ended 12/31/18	Year Ended 12/31/19	Period Ended 12/31/18[1]	Year Ended 12/31/19	Period Ended 12/31/18
Royce Dividend Value Fund
Investment Class	$14,951,419	$25,972,222	$9,876,525	$11,367,989	$(47,719,779)	$(39,214,752)			$(22,891,835)	$(1,874,541)
Service Class	1,022,313	1,385,407	3,110,695	3,493,185	(10,738,924)	(26,337,495)			(6,605,916)	(21,458,903)
Consultant Class	60,887	493,061	200,251	114,313	(162,101)	(460,688)			99,037	146,686
Institutional Class	110,655	2,912,358	134,514	380,526	(2,746,094)	(420,544)			(2,500,925)	2,872,340
Royce Global Financial Services Fund
Service Class	3,520,923	11,314,172	664,311	3,421,029	(12,322,355)	(20,910,539)			(8,137,121)	(6,175,338)
Institutional Class	–	4,000	144,374	783,011	(1,686,897)	(660,685)			(1,542,523)	126,326
Royce International Premier Fund
Investment Class	218,606,733	285,246,637	1,179,927	848,230	(246,907,254)	(72,123,146)			(27,120,594)	213,971,721
Service Class	34,586,615	21,039,927	111,744	–	(15,473,257)	(28,042,214)		$15,088	19,225,102	(6,987,199)
Consultant Class	1,130,565	3,320,267	–	–	(2,397,190)	(2,706,865)			(1,266,625)	613,402
Institutional Class	305,727,657	35,603,235	1,133,061	62,839	(13,401,239)	(922,139)			293,459,479	34,743,935
R Class		200		–		(57,682)		(15,088)		(72,570)
Royce Micro-Cap Fund
Investment Class	6,921,267	5,230,274	3,856,739	13,468,098	(41,269,310)	(43,234,672)			(30,491,304)	(24,536,300)
Service Class	3,725,977	3,844,992	4,187,631	957,677	(23,523,510)	(8,828,295)			(15,609,902)	(4,025,626)
Consultant Class	68,408	190,964	356,880	1,971,129	(5,330,844)	(6,157,584)			(4,905,556)	(3,995,491)
Royce Opportunity Fund
Investment Class	63,473,524	93,500,228	8,305,468	46,105,025	(176,167,512)	(188,492,528)			(104,388,520)	(48,887,275)
Service Class	9,904,077	27,214,604	662,956	4,309,945	(24,568,043)	(69,306,409)		7,600,899	(14,001,010)	(30,180,961)
Consultant Class	565,245	991,331	121,025	888,800	(4,010,231)	(8,854,787)			(3,323,961)	(6,974,656)
Institutional Class	39,658,834	43,463,191	2,972,533	18,881,233	(94,011,324)	(396,679,654)			(51,379,957)	(334,335,230)
R Class	2,947,587	3,509,170	483,977	2,423,347	(5,140,864)	(9,865,485)			(1,709,300)	(3,932,968)
K Class		748,866		–		(771,052)		(7,600,899)		(7,623,085)
Royce Pennsylvania Mutual Fund
Investment Class	65,649,301	92,452,580	48,352,103	222,270,728	(235,860,344)	(350,693,635)			(121,858,940)	(35,970,327)
Service Class	4,005,041	8,411,192	4,949,810	4,802,081	(29,820,476)	(27,674,585)		2,031,178	(20,865,625)	(12,430,134)
Consultant Class	5,577,749	7,715,097	8,757,411	47,076,762	(58,349,924)	(88,342,616)			(44,014,764)	(33,550,757)
Institutional Class	31,436,891	97,962,498	4,025,072	11,826,618	(31,308,732)	(59,962,281)			4,153,231	49,826,835
R Class	1,063,963	1,591,148	314,800	1,930,873	(4,419,335)	(5,682,726)			(3,040,572)	(2,160,705)
K Class		55,427		–		(850,567)		(2,031,178)		(2,826,318)
Royce Premier Fund
Investment Class	144,090,535	151,864,129	225,067,779	282,874,055	(439,926,763)	(523,969,418)		20,846,050	(70,768,449)	(68,385,184)
Service Class	8,630,787	12,416,438	4,715,600	8,910,292	(31,593,962)	(19,455,214)			(18,247,575)	1,871,516
Consultant Class	832,801	1,534,237	2,925,141	4,818,150	(10,675,841)	(8,850,863)			(6,917,899)	(2,498,476)
Institutional Class	105,506,582	104,457,137	41,651,701	45,360,949	(124,308,550)	(134,226,931)			22,849,733	15,591,155
W Class		152,877		–		(11,933,879)		(20,846,050)		(32,627,052)
R Class	495,012	692,268	1,855,165	2,176,396	(2,304,581)	(2,675,755)			45,596	192,909
Royce Small-Cap Value Fund
Investment Class	4,471,832	7,444,311	1,639,034	6,296,922	(16,727,594)	(15,135,406)		3,479,640	(10,616,728)	2,085,467
Service Class	2,929,944	4,541,944	2,948,814	11,996,003	(30,319,122)	(37,125,376)		1,556,238	(24,440,364)	(19,031,191)
Consultant Class	148,760	466,673	184,165	1,108,696	(3,715,543)	(3,034,581)			(3,382,618)	(1,459,212)
Institutional Class		172,026		–		(556,734)		(3,479,640)		(3,864,348)
R Class	931,036	1,381,891	220,872	944,360	(2,468,954)	(7,083,191)			(1,317,046)	(4,756,940)
K Class		323,211		–		(736,046)		(1,556,238)		(1,969,073)

The Royce Funds 2019 Annual Report to Shareholders | 75

Notes to Financial Statements (continued)

Capital Share Transactions (in dollars) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS
	Year Ended 12/31/19	Period Ended 12/31/18	Year Ended 12/31/19	Period Ended 12/31/18	Year Ended 12/31/19	Period Ended 12/31/18	Year Ended 12/31/19	Period Ended 12/31/18[1]	Year Ended 12/31/19	Period Ended 12/31/18
Royce Smaller-Companies Growth Fund
Investment Class	$6,186,917	$14,761,046	$2,606,452	$24,904,985	$(21,419,943)	$(32,950,853)			$(12,626,574)	$6,715,178
Service Class	4,934,901	8,483,893	5,048,550	49,014,107	(41,546,389)	(62,051,370)		$623,550	(31,562,938)	(3,929,820)
Consultant Class	25,144	339,101	208,839	2,118,800	(1,414,126)	(3,292,612)			(1,180,143)	(834,711)
Institutional Class	477,056	898,827	241,367	2,073,085	(1,270,060)	(1,902,628)			(551,637)	1,069,284
R Class		139,588		–		(111,893)		(623,550)		(595,855)
Royce Special Equity Fund
Investment Class	131,799,238	222,486,956	75,485,588	94,473,851	(314,554,796)	(328,550,392)			(107,269,970)	(11,589,585)
Service Class	13,920,271	43,284,766	5,811,061	6,535,526	(23,575,309)	(78,927,553)			(3,843,977)	(29,107,261)
Consultant Class	713,644	2,381,819	2,162,200	3,028,564	(8,894,895)	(14,406,587)			(6,019,051)	(8,996,204)
Institutional Class	85,607,154	77,996,165	17,428,965	20,150,304	(119,010,532)	(97,459,966)			(15,974,413)	686,503
Royce Total Return Fund
Investment Class	116,694,245	172,331,070	78,223,473	185,080,886	(336,528,884)	(486,165,820)		4,991,437	(141,611,166)	(123,762,427)
Service Class	11,398,903	17,605,970	5,938,201	14,354,667	(34,792,421)	(53,275,300)		34,866,202	(17,455,317)	13,551,539
Consultant Class	3,348,914	7,766,358	10,654,155	28,157,591	(45,217,073)	(64,755,046)			(31,214,004)	(28,831,097)
Institutional Class	101,415,320	133,802,754	20,099,865	38,645,065	(133,859,499)	(186,576,729)			(12,344,314)	(14,128,910)
W Class		3,384,456		153,879		(97,087,426)		(4,991,437)		(98,540,528)
R Class	5,018,902	11,526,424	2,882,429	8,367,129	(22,879,500)	(14,313,562)			(14,978,169)	5,579,991
K Class		4,184,983		58,255		(6,531,546)		(34,866,202)		(37,154,510)

Capital Share Transactions (in shares):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		NET INCREASE (DECREASE) IN SHARES OUTSTANDING
	Year Ended 12/31/19	Period Ended 12/31/18	Year Ended 12/31/19	Period Ended 12/31/18	Year Ended 12/31/19	Period Ended 12/31/18	Year Ended 12/31/19	Period Ended 12/31/18[1]	Year Ended 12/31/19	Period Ended 12/31/18
Royce Dividend Value Fund
Investment Class	2,364,642	3,612,556	1,614,615	1,926,261	(7,517,404)	(5,740,059)			(3,538,147)	(201,242)
Service Class	151,423	182,554	488,966	572,558	(1,617,085)	(3,528,363)			(976,696)	(2,773,251)
Consultant Class	8,708	72,025	27,613	16,665	(21,585)	(55,073)			14,736	33,617
Institutional Class	17,296	389,716	22,238	66,051	(444,665)	(54,927)			(405,131)	400,840
Royce Global Financial Services Fund
Service Class	385,405	1,032,931	68,840	402,001	(1,331,073)	(1,977,301)			(876,828)	(542,369)
Institutional Class	–	281	11,559	71,378	(145,047)	(46,913)			(133,488)	24,746
Royce International Premier Fund
Investment Class	16,346,057	22,969,262	79,349	72,747	(17,814,511)	(5,886,292)			(1,389,105)	17,155,717
Service Class	2,205,839	1,367,064	6,285	–	(968,096)	(1,818,416)		964	1,244,028	(450,388)
Consultant Class	66,520	203,769	–	–	(142,639)	(169,091)			(76,119)	34,678
Institutional Class	22,112,617	2,916,865	76,198	5,389	(972,608)	(82,650)			21,216,207	2,839,604
R Class		16		–		(4,618)		(1,202)		(5,804)
Royce Micro-Cap Fund
Investment Class[2]	5,534,664	442,085	359,770	1,379,928	(4,056,845)	(3,650,567)			1,837,589	(1,828,554)
Service Class[2]	16,336,340	312,618	399,583	100,175	(2,331,513)	(750,133)			14,404,410	(337,340)
Consultant Class	8,631	20,513	43,522	261,077	(671,085)	(657,240)			(618,932)	(375,650)
Royce Opportunity Fund
Investment Class[3]	7,115,781	7,069,808	671,420	4,353,638	(15,254,758)	(14,641,615)			(7,467,557)	(3,218,169)
Service Class	933,331	2,128,949	57,799	437,558	(2,315,305)	(5,517,655)		601,813	(1,324,175)	(2,349,335)
Consultant Class	59,509	97,465	12,127	102,870	(432,321)	(824,172)			(360,685)	(623,837)
Institutional Class	3,422,144	3,124,242	234,983	1,745,031	(8,081,501)	(28,617,157)			(4,424,374)	(23,747,884)
R Class	290,546	289,556	43,878	255,089	(495,232)	(794,614)			(160,808)	(249,969)
K Class		66,744		–		(70,091)		(684,679)		(688,026)
Royce Pennsylvania Mutual Fund
Investment Class[4]	17,135,747	9,032,724	5,187,994	27,406,995	(26,216,826)	(35,352,581)			(3,893,085)	1,087,138
Service Class[4]	13,777,776	758,686	531,666	591,389	(3,294,387)	(2,597,089)		188,596	11,015,055	(1,058,418)
Consultant Class[4]	1,758,010	1,042,114	1,186,641	7,276,161	(8,156,766)	(10,773,630)			(5,212,115)	(2,455,355)
Institutional Class	3,448,798	10,176,610	430,489	1,454,689	(3,415,712)	(5,904,434)			463,575	5,726,865
R Class	129,815	154,050	36,060	253,063	(536,743)	(556,956)			(370,868)	(149,843)
K Class		6,293		–		(96,193)		(230,227)		(320,127)

76 | The Royce Funds 2019 Annual Report to Shareholders

Capital Share Transactions (in shares) (continued):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		NET INCREASE (DECREASE) IN SHARES OUTSTANDING
	Year Ended 12/31/19	Period Ended 12/31/18	Year Ended 12/31/19	Period Ended 12/31/18	Year Ended 12/31/19	Period Ended 12/31/18	Year Ended 12/31/19	Period Ended 12/31/18[1]	Year Ended 12/31/19	Period Ended 12/31/18
Royce Premier Fund
Investment Class	10,661,184	9,774,025	17,749,825	23,300,993	(31,948,702)	(33,088,705)		1,246,773	(3,537,693)	1,233,086
Service Class	643,620	762,638	382,139	753,832	(2,349,430)	(1,202,121)			(1,323,671)	314,349
Consultant Class	81,778	132,860	294,280	502,414	(963,591)	(689,765)			(587,533)	(54,491)
Institutional Class	7,151,202	6,477,889	3,236,340	3,678,909	(8,470,440)	(8,262,556)			1,917,102	1,894,242
W Class		8,969		–		(683,832)		(1,239,921)		(1,914,784)
R Class	38,838	49,442	158,833	193,975	(180,025)	(172,520)			17,646	70,897
Royce Small-Cap Value Fund
Investment Class	491,082	720,316	172,712	732,200	(1,856,300)	(1,521,627)		319,820	(1,192,506)	250,709
Service Class	316,985	433,604	311,714	1,399,767	(3,327,197)	(3,589,532)		152,722	(2,698,498)	(1,603,439)
Consultant Class	18,053	56,074	21,977	145,498	(455,254)	(346,507)			(415,224)	(144,935)
Institutional Class		16,201		–		(54,436)		(316,248)		(354,483)
R Class	107,199	138,804	24,298	114,607	(280,913)	(720,582)			(149,416)	(467,171)
K Class		46,711		–		(106,029)		(221,047)		(280,365)
Royce Smaller-Companies Growth Fund
Investment Class	795,238	1,409,407	324,589	3,454,228	(2,675,412)	(3,097,890)			(1,555,585)	1,765,745
Service Class	631,242	746,094	646,422	6,972,135	(5,305,904)	(5,772,215)		57,897	(4,028,240)	2,003,911
Consultant Class	3,867	47,341	31,357	350,795	(212,170)	(386,332)			(176,946)	11,804
Institutional Class	58,868	74,788	29,615	283,596	(156,168)	(170,523)			(67,685)	187,861
R Class		13,782		–		(11,097)		(62,268)		(59,583)
Royce Special Equity Fund
Investment Class	7,136,926	10,606,597	4,308,538	5,245,633	(17,035,695)	(16,096,361)			(5,590,231)	(244,131)
Service Class	759,604	2,028,507	332,061	363,287	(1,272,328)	(3,754,389)			(180,663)	(1,362,595)
Consultant Class	42,622	129,355	135,137	184,219	(534,211)	(761,826)			(356,452)	(448,252)
Institutional Class	4,577,817	3,801,951	1,003,395	1,128,868	(6,517,702)	(4,649,863)			(936,490)	280,956
Royce Total Return Fund
Investment Class	10,644,890	13,088,971	7,198,720	17,953,975	(30,673,054)	(38,922,836)		376,428	(12,829,444)	(7,503,462)
Service Class	1,033,705	1,289,618	530,268	1,367,521	(3,078,129)	(3,895,252)		2,550,563	(1,514,156)	1,312,450
Consultant Class	297,041	621,031	945,606	2,684,766	(3,993,278)	(5,045,159)			(2,750,631)	(1,739,362)
Institutional Class	9,223,771	10,380,153	1,874,917	3,797,631	(12,289,410)	(14,578,110)			(1,190,722)	(400,326)
W Class		248,431		11,258		(6,960,700)		(375,375)		(7,076,386)
R Class	447,819	834,627	254,355	791,987	(1,996,603)	(1,066,832)			(1,294,429)	559,782
K Class		468,780		6,516		(724,647)		(3,926,286)		(4,175,637)
[1]	On April 13, 2018, Royce Smaller-Companies Growth Fund R Class shares converted to Service Class shares and K Class shares converted to Service Class shares for the following funds: Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Small-Cap Value Fund and Royce Total Return Fund. On April 16, 2018, Royce International Premier Fund R Class shares converted to Service Class shares. On June 27, 2018, Royce Small-Cap Value Fund Institutional Class shares converted to Investment Class shares. On October 10, 2018, W Class shares converted to Investment Class shares for Royce Premier Fund and Royce Total Return Fund.

[2]	Includes shares issued in connection with the merger of Royce Low-Priced Stock Fund (4,874,935 for Investment Class and 15,964,843 for Service Class) for the year ended 12/31/19.

[3]	Includes shares issued in connection with the merger of Royce Micro-Cap Opportunity Fund (1,587,186 for Investment Class) for the year ended 12/31/19.

[4]	Includes shares issued in connection with the mergers of Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund (9,793,096 for Investment Class, 13,319,368 for Service Class and 969,311 for Consultant Class) for the year ended 12/31/19.

The Royce Funds 2019 Annual Report to Shareholders | 77

Notes to Financial Statements (continued)

Investment Adviser and Distributor:

INVESTMENT ADVISER:

Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive investment advisory fees in respect of each Fund that are computed daily and payable monthly. Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2020, and is shown below to the extent that it impacted net expenses for the year ended December 31, 2019. See the Prospectus for contractual waiver expiration dates.

	ANNUAL CONTRACTUAL ADVISORY FEE AS A	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP[4]					YEAR ENDED DECEMBER 31, 2019
	PERCENTAGE OF AVERAGE NET ASSETS[1]	Investment Class[4]	Service Class[4]	Consultant Class[4]	Institutional Class[4]	R Class[4]	Net advisory fees	Advisory fees waived
Royce Dividend Value Fund	0.85%	1.09%	1.34%	2.09%	1.09%[7]	N/A	$891,323	$48,190
Royce Global Financial Services Fund	1.00%	N/A	1.49%	N/A	N/A [8]	N/A	353,262	32,575
Royce International Premier Fund	1.00%	1.19%	1.44%	2.19%	1.04%	N/A	5,271,039	445,375
Royce Micro-Cap Fund	1.00%[2]	1.24%[5]	1.49%[6]	N/A	N/A	N/A	2,512,364	4,843
Royce Opportunity Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	9,296,627	–
Royce Pennsylvania Mutual Fund	0.76%[3]	N/A	N/A	N/A	N/A	N/A	13,948,675	–
Royce Premier Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	18,393,314	–
Royce Small-Cap Value Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	1,838,169	–
Royce Smaller-Companies Growth Fund	1.00%	N/A	1.49%	2.24%	1.21%[9]	N/A	2,734,999	19,380
Royce Special Equity Fund	1.00%	N/A	1.39%	N/A	N/A	N/A	12,025,071	–
Royce Total Return Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	15,770,405	–
[1]	From a base annual rate of 1.00% (0.85% for Royce Dividend Value Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $3 billion – .05% per annum; more than $3 billion to $4 billion – .10% per annum; over $4 billion – .15% per annum.

[2]	Royce Micro-Cap Fund's base annual contractual advisory fee was reduced from 1.25% to 1.00%, effective July 15, 2019.

[3]	Royce Pennsylvania Mutual Fund's fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund's average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[4]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

[5]	Royce Micro-Cap Fund's committed net annual operating expense ratio cap was reduced from 1.49% to 1.24% for Investment Class, effective July 15, 2019.

[6]	Royce Micro-Cap Fund's committed net annual operating expense ratio cap was reduced from 1.61% to 1.49% for Service Class, effective July 15, 2019.

[7]	Royce Dividend Value Fund's committed net annual operating expense ratio cap was increased from 0.89% to 1.09% for Institutional Class, effective May 1, 2019.

[8]	Royce Global Financial Services Fund's committed net annual operating expense ratio cap was eliminated from 1.04% for Institutional Class, effective May 1, 2019.

[9]	Royce Smaller-Companies Growth Fund's committed net annual operating expense ratio cap was increased from 1.08% to 1.21% for Institutional Class, effective May 1, 2019.

DISTRIBUTOR:

Royce Fund Services, LLC (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	YEAR ENDED DECEMBER 31, 2019
	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived
Royce Dividend Value Fund – Service Class	0.25%	$68,093	$–
Royce Dividend Value Fund – Consultant Class	1.00%	15,495	–
Royce Global Financial Services Fund – Service Class	0.25%	72,942	6,343
Royce International Premier Fund – Service Class	0.25%	142,264	–
Royce International Premier Fund – Consultant Class	1.00%	91,632	–
Royce Micro-Cap Fund – Service Class	0.25%	198,349	–
Royce Micro-Cap Fund – Consultant Class	1.00%	160,754	–
Royce Opportunity Fund – Service Class	0.25%	121,220	–
Royce Opportunity Fund – Consultant Class	1.00%	91,351	–
Royce Opportunity Fund – R Class	0.50%	149,572	–
Royce Pennsylvania Mutual Fund – Service Class	0.25%	233,159	–
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	2,676,059	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	48,512	–
Royce Premier Fund – Service Class	0.25%	78,489	19,622
Royce Premier Fund – Consultant Class	1.00%	221,889	–
Royce Premier Fund – R Class	0.50%	54,074	–
Royce Small-Cap Value Fund – Service Class	0.25%	274,332	–
Royce Small-Cap Value Fund – Consultant Class	1.00%	92,333	–
Royce Small-Cap Value Fund – R Class	0.50%	42,291	–
Royce Smaller-Companies Growth Fund – Service Class	0.25%	415,017	–
Royce Smaller-Companies Growth Fund – Consultant Class	1.00%	65,896	–

78 | The Royce Funds 2019 Annual Report to Shareholders

DISTRIBUTOR (continued):

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	YEAR ENDED DECEMBER 31, 2019
	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived
Royce Special Equity Fund – Service Class	0.25%	$151,160	$–
Royce Special Equity Fund – Consultant Class	1.00%	284,911	–
Royce Total Return Fund – Service Class	0.25%	208,827	–
Royce Total Return Fund – Consultant Class	1.00%	1,608,432	–
Royce Total Return Fund – R Class	0.50%	202,110	–

Purchases and Sales of Investment Securities:

For the year ended December 31, 2019, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES[1]	SALES[2]
Royce Dividend Value Fund	$8,907,903	$52,457,627
Royce Global Financial Services Fund	2,021,334	11,937,378
Royce International Premier Fund	458,672,346	215,965,747
Royce Micro-Cap Fund	46,147,519	114,804,106
Royce Opportunity Fund	407,319,688	585,706,807
Royce Pennsylvania Mutual Fund	545,334,245	802,237,494
Royce Premier Fund	335,093,591	698,251,002
Royce Small-Cap Value Fund	107,189,712	159,602,005
Royce Smaller-Companies Growth Fund	139,318,654	197,084,935
Royce Special Equity Fund	197,381,847	446,095,877
Royce Total Return Fund	324,807,859	625,421,613
[1]	Excludes the following securities market values due to mergers: Royce Micro-Cap Fund $196,795,055, Royce Opportunity Fund $14,107,068 and Royce Pennsylvania Mutual Fund $163,380,735. These amounts were not used in the calculation of portfolio turnover.
[2]	Excludes the value of securities delivered as a result of redemptions-in-kind.

Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Trust’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of her review to the Board of Trustees. Cross trades for the year ended December 31, 2019, were as follows:

	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
Royce Dividend Value Fund	$–	$339,662	$(703,063)
Royce Global Financial Services Fund	–	302,179	(37,566)
Royce International Premier Fund	606,363	4,700,424	(1,476,135)
Royce Micro-Cap Fund	–	1,217,411	1,086,058
Royce Pennsylvania Mutual Fund	4,291,997	23,621,748	(11,554,463)
Royce Premier Fund	9,863,274	9,164,743	(2,920,224)
Royce Total Return Fund	19,725,045	16,609,357	(1,286,227)

Redemptions-In-Kind:

The Funds may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. The net realized gain will not be realized for tax purposes. For the year ended December 31, 2019, the following funds had redemptions-in-kind:

	PROCEEDS	REALIZED GAIN
Royce Pennsylvania Mutual Fund	$9,049,046	$4,639,705
Royce Premier Fund	43,538,691	23,232,922
Royce Special Equity Fund	16,641,392	6,773,281
Royce Total Return Fund	66,747,535	34,254,262

Class Specific Expenses:

Class specific expenses were as follows for the year ended December 31, 2019:

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER
Royce Dividend Value Fund – Investment Class	$–	$105,009	$23,316	$18,790	$(1,508)	$145,607	$57,164
Royce Dividend Value Fund – Service Class	68,093	47,109	7,941	13,824	(1,206)	135,761	37,494
Royce Dividend Value Fund – Consultant Class	15,495	7,201	787	11,738	(75)	35,146	17,997
Royce Dividend Value Fund – Institutional Class	–	6,494	143	11,449	(33)	18,053	17,533
	83,588	165,813	32,187	55,801	(2,822)		130,188

The Royce Funds 2019 Annual Report to Shareholders | 79

Notes to Financial Statements (continued)

Class Specific Expenses (continued):

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER
Royce Global Financial Services Fund – Service Class	$72,942	$51,294	$10,064	$20,282	$(1,386)	$153,196	$69,522
Royce Global Financial Services Fund – Institutional Class	–	6,461	31	13,086	(15)	19,563	12,407
	72,942	57,755	10,095	33,368	(1,401)		81,929
Royce International Premier Fund – Investment Class	–	433,420	66,282	49,224	(2,479)	546,447	40,416
Royce International Premier Fund – Service Class	142,264	87,916	10,975	27,907	(752)	268,310	53,726
Royce International Premier Fund – Consultant Class	91,632	13,434	1,850	12,234	(182)	118,968	13,784
Royce International Premier Fund – Institutional Class	–	18,751	33,567	35,549	(1,204)	86,663	86,663
	233,896	553,521	112,674	124,914	(4,617)		194,589
Royce Micro-Cap Fund – Investment Class	–	157,616	66,055	26,306	(12,453)	237,524	181,355
Royce Micro-Cap Fund – Service Class	198,349	47,885	6,057	11,852	(599)	263,544	11,195
Royce Micro-Cap Fund – Consultant Class	160,754	20,619	5,077	12,554	(719)	198,285	–
	359,103	226,120	77,189	50,712	(13,771)		192,550
Royce Opportunity Fund – Investment Class	–	626,265	127,312	28,399	(19,398)	762,578	–
Royce Opportunity Fund – Service Class	121,220	76,899	10,371	12,770	(724)	220,536	29,375
Royce Opportunity Fund – Consultant Class	91,351	14,766	2,842	11,476	(596)	119,839	–
Royce Opportunity Fund – Institutional Class	–	9,801	15,902	18,520	(813)	43,410	–
Royce Opportunity Fund – R Class	149,572	64,188	2,526	10,393	(485)	226,194	–
	362,143	791,919	158,953	81,558	(22,016)		29,375
Royce Pennsylvania Mutual Fund – Investment Class	–	1,012,653	252,314	38,006	(50,616)	1,252,357	–
Royce Pennsylvania Mutual Fund – Service Class	233,159	139,467	36,203	15,669	(4,532)	419,966	–
Royce Pennsylvania Mutual Fund – Consultant Class	2,676,059	202,105	57,924	16,070	(9,180)	2,942,978	–
Royce Pennsylvania Mutual Fund – Institutional Class	–	9,014	13,804	14,673	(679)	36,812	–
Royce Pennsylvania Mutual Fund – R Class	48,512	26,870	2,967	8,553	(692)	86,210	–
	2,957,730	1,390,109	363,212	92,971	(65,699)		–
Royce Premier Fund – Investment Class	–	1,362,339	284,227	34,251	(29,364)	1,651,453	–
Royce Premier Fund – Service Class	78,489	69,938	9,464	13,279	(435)	170,735	23,274
Royce Premier Fund – Consultant Class	221,889	22,475	4,050	11,872	(673)	259,613	–
Royce Premier Fund – Institutional Class	–	8,528	109,711	13,034	(532)	130,741	–
Royce Premier Fund – R Class	54,074	27,498	1,229	4,849	(196)	87,454	–
	354,452	1,490,778	408,681	77,285	(31,200)		23,274
Royce Small-Cap Value Fund – Investment Class	–	71,944	15,754	14,329	(3,076)	98,951	32,669
Royce Small-Cap Value Fund – Service Class	274,332	159,512	24,032	17,829	(1,893)	473,812	70,348
Royce Small-Cap Value Fund – Consultant Class	92,333	14,839	2,480	11,945	(368)	121,229	–
Royce Small-Cap Value Fund – R Class	42,291	23,470	1,415	5,457	(300)	72,333	510
	408,956	269,765	43,681	49,560	(5,637)		103,527

80 | The Royce Funds 2019 Annual Report to Shareholders

Class Specific Expenses (continued):

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER
Royce Smaller-Companies Growth Fund – Investment Class	$–	$81,892	$38,391	$15,551	$(7,780)	$128,054	$–
Royce Smaller-Companies Growth Fund – Service Class	415,017	252,014	37,240	21,909	(1,870)	724,310	79,514
Royce Smaller-Companies Growth Fund – Consultant Class	65,896	12,597	2,469	11,915	(424)	92,453	26,282
Royce Smaller-Companies Growth Fund – Institutional Class	–	6,717	901	11,570	(113)	19,075	13,943
	480,913	353,220	79,001	60,945	(10,187)		119,739
Royce Special Equity Fund – Investment Class	–	877,604	162,587	32,027	(23,351)	1,048,867	–
Royce Special Equity Fund – Service Class	151,160	113,640	19,355	12,441	(479)	296,117	115,213
Royce Special Equity Fund – Consultant Class	284,911	27,869	6,489	12,158	(1,403)	330,024	–
Royce Special Equity Fund – Institutional Class	–	12,444	61,188	22,599	(1,887)	94,344	–
	436,071	1,031,557	249,619	79,225	(27,120)		115,213
Royce Total Return Fund – Investment Class	–	1,027,190	226,026	30,437	(26,407)	1,257,246	–
Royce Total Return Fund – Service Class	208,827	127,134	9,061	12,544	(1,124)	356,442	25,019
Royce Total Return Fund – Consultant Class	1,608,432	126,445	30,707	15,652	(4,119)	1,777,117	–
Royce Total Return Fund – Institutional Class	–	9,096	49,894	13,190	(939)	71,241	–
Royce Total Return Fund – R Class	202,110	89,340	5,951	7,933	(1,559)	303,775	–
	2,019,369	1,379,205	321,639	79,756	(34,148)		25,019

Tax Information:

At December 31, 2019, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED
	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation
Royce Dividend Value Fund	$60,928,119	$43,267,169	$45,683,696	$2,416,527
Royce Global Financial Services Fund	27,028,476	10,053,822	11,436,330	1,382,508
Royce International Premier Fund	661,505,963	140,152,323	142,356,327	2,204,004
Royce Micro-Cap Fund	251,804,811	86,558,816	101,826,874	15,268,058
Royce Opportunity Fund	822,526,617	125,882,218	199,603,200	73,720,982
Royce Pennsylvania Mutual Fund	1,279,970,545	679,118,786	716,794,947	37,676,161
Royce Premier Fund	1,017,635,498	793,229,278	810,544,099	17,314,821
Royce Small-Cap Value Fund	137,370,166	34,224,916	38,430,092	4,205,176
Royce Smaller-Companies Growth Fund	201,147,726	66,520,983	76,699,132	10,178,149
Royce Special Equity Fund	855,254,010	238,920,698	271,813,469	32,892,771
Royce Total Return Fund	863,000,782	664,866,033	679,956,232	15,090,199

The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts, underlying investments and mark-to-market of Passive Foreign Investment Companies.

Distributions during the years ended December 31, 2019 and 2018, were characterized as follows for tax purposes:

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL
	2019	2018	2019	2018	2019	2018
Royce Dividend Value Fund	$1,454,404	$3,187,798	$13,668,728	$13,917,887	$–	$–
Royce Global Financial Services Fund	531,381	388,788	338,683	4,123,878	–	–
Royce International Premier Fund	3,750,858	1,517,079	–	–	–	–
Royce Micro-Cap Fund	–	–	9,069,275	18,144,382	–	–
Royce Opportunity Fund	–	18,209,363	14,461,640	66,655,061	4,546	–
Royce Pennsylvania Mutual Fund	3,770,922	12,292,768	68,835,454	309,129,630	–	–
Royce Premier Fund	5,706,644	1,125,376	316,226,614	405,194,296	–	–
Royce Small-Cap Value Fund	2,060,443	3,440,279	3,384,353	19,139,774	–	–
Royce Smaller-Companies Growth Fund	–	10,324,521	8,877,116	76,149,166	–	–
Royce Special Equity Fund	11,726,391	14,919,426	105,051,840	131,434,778	–	–
Royce Total Return Fund	18,888,956	31,554,994	117,115,609	294,106,107	–	–

The Royce Funds 2019 Annual Report to Shareholders | 81

Notes to Financial Statements (continued)

Tax Information (continued):

The tax basis components of distributable earnings at December 31, 2019, were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS OR (CAPITAL LOSS CARRYFORWARD)	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS	CAPITAL LOSS CARRYFORWARD UTILIZED
Royce Dividend Value Fund	$–	$3,029,405	$43,266,541	$–	$46,295,946	$–
Royce Global Financial Services Fund	99,635	811,029	10,055,242	–	10,965,906	–
Royce International Premier Fund	106,062	(60,649,854)[3]	140,140,292	–	79,596,500	–
Royce Micro-Cap Fund	–	7,104,431	86,555,406	(2,565)	93,657,272	–
Royce Opportunity Fund	–	(810,728)[4]	125,882,216	–	125,071,488	–
Royce Pennsylvania Mutual Fund	–	81,664,213	679,117,220	–	760,781,433	–
Royce Premier Fund	–	36,078,647	793,167,886	(423,639)	828,822,894	–
Royce Small-Cap Value Fund	6,090	2,588,951	34,224,957	(301,063)	36,518,935	–
Royce Smaller-Companies Growth Fund	–	5,075,060	66,506,904	(1,880,685)	69,701,279	–
Royce Special Equity Fund	–	6,833,828	238,920,696	–	245,754,524	–
Royce Total Return Fund	–	23,263,168	664,873,396	(21,538)	688,115,026	–
[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts, underlying investments and mark-to-market of Passive Foreign Investment Companies.
[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses and 857 (b)(9) adjustments.
[3]	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.
[4]	A portion of this amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2019, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, investments in Real Estate Investment Trusts, publicly traded partnerships and Trusts, foreign currency transactions, foreign capital gains tax, redemptions-in-kind, non-deductible excise taxes paid, market timing payments, reorganization expenses, merger related adjustments, return of capital distributions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	TOTAL DISTRIBUTABLE EARNINGS (LOSS)	PAID-IN CAPITAL
Royce Dividend Value Fund	$2,831	$(2,831)
Royce Global Financial Services Fund	299	(299)
Royce International Premier Fund	187	(187)
Royce Micro-Cap Fund	(560,813)	560,813
Royce Opportunity Fund	4,551,825	(4,551,825)
Royce Pennsylvania Mutual Fund	(5,151,507)	5,151,507
Royce Premier Fund	(23,207,709)	23,207,709
Royce Small-Cap Value Fund	–	–
Royce Smaller-Companies Growth Fund	2,412,281	(2,412,281)
Royce Special Equity Fund	(6,773,281)	6,773,281
Royce Total Return Fund	(34,290,218)	34,290,218

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2016 – 2019) and has concluded that as of December 31, 2019, no provision for income tax is required in the Funds’ financial statements.

82 | The Royce Funds 2019 Annual Report to Shareholders

Transactions in Affiliated Companies:

An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2019:

AFFILIATED COMPANY	SHARES 12/31/18	MARKET VALUE 12/31/18	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 12/31/19	MARKET VALUE 12/31/19
Royce Premier Fund
INDUSTRIALS - 1.0%
MACHINARY - 1.0%
CIRCOR International [1,3]	1,024,687	$21,825,833	$ –	$ 26,501,075	$(5,866,538)	$28,639,191	$ –
		$21,825,833			$(5,866,538)	$28,639,191	$ –
Royce Special Equity Fund
CONSUMER DISCRETIONARY - 10.2%
AUTO COMPONENTS - 6.0%
Standard Motor Products [2]	1,380,000	$ 66,833,400	$ –	$ 7,884,388	$ 1,462,150	$ 4,996,218	$1,260,975	1,229,000	$ 65,407,380
HOTELS, RESTAURANTS & LEISURE - 0.5%
Bowl America Cl. A [2]	343,000	5,230,750	542,826	101,744	29,549	95,619	251,300	374,000	5,797,000
HOUSEHOLD DURABLES - 3.7%
Flexsteel Industries [2]	775,000	17,112,000	716,803	1,481,928	(2,590,185)	585,710	667,590	720,000	14,342,400
Hooker Furniture [2]	1,155,000	30,422,700	–	3,476,302	(1,745,856)	489,458	679,060	1,000,000	25,690,000
		47,534,700			(4,336,041)	1,075,168	1,346,650		40,032,400
		119,598,850			(2,844,342)	6,167,005	2,858,925		111,236,780
CONSUMER STAPLES - 1.0%
FOOD PRODUCTS - 1.0%
John B. Sanfilippo & Son [1]	911,500	50,734,090	–	69,667,479	24,428,570	5,275,859	2,216,100
		50,734,090			24,428,570	5,275,859	2,216,100
INDUSTRIALS - 8.6%
AEROSPACE & DEFENSE - 3.3%
National Presto Industries[2]	421,800	49,316,856	510,400	1,628,546	81,002	(12,128,202)	2,530,800	409,000	36,151,510
BUILDING PRODUCTS - 1.9%
Insteel Industries [2]	605,500	14,701,540	11,387,894	3,777,100	(712,605)	(775,919)	123,180	969,000	20,823,810
MACHINARY - 3.4%
Gencor Industries [2,3]	1,033,500	11,337,495	1,665,546	537,199	(98,601)	819,859	–	1,130,000	13,187,100
Hurco Companies [2]	580,400	20,720,280	2,006,164	423,517	277,389	1,340,980	359,523	623,600	23,921,296
		32,057,775			178,788	2,160,839	359,523		37,108,396
		96,076,171			(452,815)	(10,743,282)	3,013,503		94,083,716
INFORMATION TECHNOLOGY - 6.0%
IT SERVICES - 6.0%
Computer Services [2,4]	779,000	38,950,000	1,461,346	5,967,696	2,564,344	28,095,506	1,189,847	1,463,000	65,103,500
		38,950,000			2,564,344	28,095,506	1,189,847		65,103,500
		$305,359,111			$23,695,757	$28,795,088	$9,278,375		$270,423,996
Royce Total Return Fund
INDUSTRIALS - 0.0%
MACHINARY - 0.0%
Starrett (L.S.) Company (The) Cl. A [1,3]	387,817	$2,028,283	$ –	$2,381,247	$(3,919,823)	$4,272,787	$ –
		$2,028,283			$(3,919,823)	$4,272,787	$ –
[1]	Not an Affiliated Company at December 31, 2019.

[2]	At December 31, 2019, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

[3]	Non-income producing.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities.

The Royce Funds 2019 Annual Report to Shareholders | 83

Notes to Financial Statements (continued)

Merger Information:

As of the close of business on the New York Stock Exchange on June 14, 2019, Royce Opportunity Fund acquired all of the assets and assumed all of the liabilities of Royce Micro-Cap Opportunity Fund. Based on the opinion of counsel delivered to Royce Opportunity Fund, the acquisition, which was approved by shareholders of Royce Micro-Cap Opportunity Fund on May 28, 2019, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce Micro-Cap Opportunity Fund’s net assets of $17,332,098, including $3,256,310 of unrealized appreciation, were combined with Royce Opportunity Fund for total net assets after the acquisition of $903,239,970. Assuming the acquisition had been completed on January 1, 2019, the pro forma results of operations for the year ended December 31, 2019, are as follows:

Net investment income (loss): $(4,901,614)

Net realized and change in unrealized gain (loss) on investments: $235,031,362

Net increase (decrease) in net assets resulting from operations: $230,129,748

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Royce Micro-Opportunity Fund that have been included in Royce Opportunity Fund’s Statement of Operations since June 14, 2019.

As of the close of business on the New York Stock Exchange on June 14, 2019, Royce Pennsylvania Mutual Fund acquired all of the assets and assumed all of the liabilities of Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund. Based on the opinions of counsel delivered to Royce Pennsylvania Mutual Fund, the acquisitions, which were approved by shareholders of Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund on May 28, 2019, qualified as tax-free reorganizations for federal income tax purposes with no gain or loss recognized to the Funds or their respective shareholders. Royce Small-Cap Leaders Fund’s net assets of $44,751,244, including $9,113,761 of unrealized appreciation, and Royce Small/Mid-Cap Premier Fund’s net assets of $165,414,569, including $17,832,090 of unrealized appreciation, were combined with Royce Pennsylvania Mutual Fund for total net assets after the acquisitions of $1,907,630,569. Assuming the acquisitions had been completed on January 1, 2019, the pro forma results of operations for the year ended December 31, 2019, are as follows:

Net investment income (loss): $4,098,369

Net realized and change in unrealized gain (loss) on investments: $441,964,475

Net increase (decrease) in net assets resulting from operations: $446,062,844

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of Royce Small-Cap Leaders Fund and Royce Small/Mid-Cap Premier Fund that have been included in Royce Pennsylvania Mutual Fund’s Statement of Operations since June 14, 2019.

As of the close of business on the New York Stock Exchange on July 12, 2019, Royce Micro-Cap Fund acquired all of the assets and assumed all of the liabilities of Royce Low-Priced Stock Fund. Based on the opinion of counsel delivered to Royce Micro-Cap Fund, the acquisition, which was approved by shareholders of Royce Low-Priced Stock Fund at a special meeting that was originally opened on May 28, 2019 and adjourned to June 27, 2019, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce Low-Priced Stock Fund’s net assets of $209,887,857, including $41,559,475 of unrealized appreciation, were combined with Royce Micro-Cap Fund for total net assets after the acquisition of $344,553,391. Assuming the acquisition had been completed on January 1, 2019, the pro forma results of operations for the year ended December 31, 2019, are as follows:

Net investment income (loss): $(1,688,214)

Net realized and change in unrealized gain (loss) on investments: $75,449,738

Net increase (decrease) in net assets resulting from operations: $73,761,524

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Royce Low-Priced Stock Fund that have been included in Royce Micro-Cap Fund’s Statement of Operations since July 12, 2019.

Subsequent Events:

On February 18, 2020, Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, announced that it had entered into a definitive agreement to acquire Legg Mason, Inc., the parent company of Royce. This transaction is subject to approval by Legg Mason’s shareholders and is expected to close no later than the third quarter of 2020. Royce will continue to operate as an independent investment organization with its own brand. There are no changes planned to the management of the organization or investment teams at Royce as a result of this transaction. Shareholders of The Royce Funds are expected to be asked to approve new investment advisory agreements with Royce due to the change of control resulting from the transaction.

84 | The Royce Funds 2019 Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and Shareholders of Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Micro-Cap Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund and Royce Total Return Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Micro-Cap Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund and Royce Total Return Fund (constituting The Royce Fund, hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
New York, New York
February 19, 2020

We have served as the auditor of one or more investment companies in the Royce investment company group since at least 1967. We have not been able to determine the specific year we began serving as auditor.

The Royce Funds 2019 Annual Report to Shareholders  |  85

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2019, and held for the entire six-month period ended December 31, 2019. Service, Consultant and R Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2019, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During the Period[1]	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]
Investment Class
Royce Dividend Value Fund	$1,000.00	$1,078.05	$5.71	$1,000.00	$1,019.71	$5.55	1.09%
Royce International Premier Fund	1,000.00	1,106.84	6.43	1,000.00	1,019.11	6.16	1.21%
Royce Micro-Cap Fund	1,000.00	1,095.59	6.66	1,000.00	1,018.85	6.41	1.26%
Royce Opportunity Fund	1,000.00	1,108.87	6.43	1,000.00	1,019.11	6.16	1.21%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,073.13	4.91	1,000.00	1,020.47	4.79	0.94%
Royce Premier Fund	1,000.00	1,101.47	6.25	1,000.00	1,019.26	6.01	1.18%
Royce Small-Cap Value Fund	1,000.00	1,087.08	6.52	1,000.00	1,018.95	6.31	1.24%
Royce Smaller-Companies Growth Fund	1,000.00	1,022.98	6.42	1,000.00	1,018.85	6.41	1.26%
Royce Special Equity Fund	1,000.00	1,076.87	6.33	1,000.00	1,019.11	6.16	1.21%
Royce Total Return Fund	1,000.00	1,070.53	6.21	1,000.00	1,019.21	6.06	1.19%
Service Class
Royce Dividend Value Fund	1,000.00	1,075.16	7.01	1,000.00	1,018.45	6.82	1.34%
Royce Global Financial Services Fund	1,000.00	1,068.02	7.77	1,000.00	1,017.69	7.58	1.49%
Royce International Premier Fund	1,000.00	1,106.39	7.38	1,000.00	1,018.20	7.07	1.39%
Royce Micro-Cap Fund	1,000.00	1,097.09	7.88	1,000.00	1,017.69	7.58	1.49%
Royce Opportunity Fund	1,000.00	1,107.50	7.91	1,000.00	1,017.69	7.58	1.49%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,071.38	6.79	1,000.00	1,018.65	6.61	1.30%
Royce Premier Fund	1,000.00	1,098.55	7.51	1,000.00	1,018.05	7.22	1.42%
Royce Small-Cap Value Fund	1,000.00	1,085.70	7.83	1,000.00	1,017.69	7.58	1.49%
Royce Smaller-Companies Growth Fund	1,000.00	1,021.41	7.59	1,000.00	1,017.69	7.58	1.49%
Royce Special Equity Fund	1,000.00	1,075.18	7.27	1,000.00	1,018.20	7.07	1.39%
Royce Total Return Fund	1,000.00	1,068.76	7.77	1,000.00	1,017.69	7.58	1.49%
Consultant Class
Royce Dividend Value Fund	1,000.00	1,071.92	10.91	1,000.00	1,014.67	10.61	2.09%
Royce International Premier Fund	1,000.00	1,101.74	11.50	1,000.00	1,014.27	11.02	2.17%
Royce Micro-Cap Fund	1,000.00	1,090.16	12.70	1,000.00	1,013.06	12.23	2.41%
Royce Opportunity Fund	1,000.00	1,102.16	12.61	1,000.00	1,013.21	12.08	2.38%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,067.66	10.11	1,000.00	1,015.43	9.86	1.94%
Royce Premier Fund	1,000.00	1,093.04	11.87	1,000.00	1,013.86	11.42	2.25%
Royce Small-Cap Value Fund	1,000.00	1,078.45	12.84	1,000.00	1,012.85	12.43	2.45%
Royce Smaller-Companies Growth Fund	1,000.00	1,018.98	9.97	1,000.00	1,015.32	9.96	1.96%
Royce Special Equity Fund	1,000.00	1,070.07	11.74	1,000.00	1,013.86	11.42	2.25%
Royce Total Return Fund	1,000.00	1,065.00	11.35	1,000.00	1,014.22	11.07	2.18%

86 | The Royce Funds 2019 Annual Report to Shareholders

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During the Period[1]	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]
Institutional Class
Royce Dividend Value Fund	$1,000.00	$1,076.42	$5.70	$1,000.00	$1,019.71	$5.55	1.09%
Royce Global Financial Services Fund	1,000.00	1,068.30	7.77	1,000.00	1,017.69	7.58	1.49%
Royce International Premier Fund	1,000.00	1,107.62	5.52	1,000.00	1,019.96	5.30	1.04%
Royce Opportunity Fund	1,000.00	1,109.49	5.96	1,000.00	1,019.56	5.70	1.12%
Royce Pennsylvania Mutual Fund	1,000.00	1,073.52	4.70	1,000.00	1,020.67	4.58	0.90%
Royce Premier Fund	1,000.00	1,101.32	6.09	1,000.00	1,019.41	5.85	1.15%
Royce Smaller-Companies Growth Fund	1,000.00	1,023.14	6.17	1,000.00	1,019.11	6.16	1.21%
Royce Special Equity Fund	1,000.00	1,076.62	6.02	1,000.00	1,019.41	5.85	1.15%
Royce Total Return Fund	1,000.00	1,070.74	5.90	1,000.00	1,019.51	5.75	1.13%
R Class
Royce Opportunity Fund	1,000.00	1,106.05	9.71	1,000.00	1,015.98	9.30	1.83%
Royce Pennsylvania Mutual Fund	1,000.00	1,070.07	9.03	1,000.00	1,016.48	8.79	1.73%
Royce Premier Fund	1,000.00	1,096.60	9.99	1,000.00	1,015.68	9.60	1.89%
Royce Small-Cap Value Fund	1,000.00	1,083.32	10.24	1,000.00	1,015.38	9.91	1.95%
Royce Total Return Fund	1,000.00	1,067.82	9.43	1,000.00	1,016.08	9.20	1.81%
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).
[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to Alliance Trust Company, as trustee. If these fees were included above, your costs would be higher.

Federal Tax Information

In January 2020, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2019.

2019 Supplemental Tax Information:

FUND	% QDI	% U.S. GOVT INCOME	% INCOME QUALIFYING FOR DRD	LONG-TERM CAPITAL GAIN DISTRIBUTION OR MAXIMUM ALLOWABLE (OOO’S)
Royce Dividend Value Fund	100.00%	N/A	100.00%	$13,669
Royce Global Financial Services Fund	100.00%	N/A	100.00%	339
Royce International Premier Fund	100.00%	N/A	0.00%	–
Royce Micro-Cap Fund	0.00%	N/A	0.00%	9,069
Royce Opportunity Fund	0.00%	N/A	0.00%	14,462
Royce Pennsylvania Mutual Fund	100.00%	N/A	100.00%	68,835
Royce Premier Fund	100.00%	N/A	100.00%	316,227
Royce Small-Cap Value Fund	59.28%	N/A	100.00%	3,384
Royce Smaller-Companies Growth Fund	0.00%	N/A	0.00%	8,877
Royce Special Equity Fund	100.00%	N/A	100.00%	105,052
Royce Total Return Fund	100.00%	N/A	100.00%	117,116

DEFINITIONS:

% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.

% U.S. Govt Income: % of investment income paid from U.S. Government obligations.

% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Foreign Tax Credit:

For the year ended December 31, 2019, Royce International Premier Fund had elected to pass through the credit for tax paid in foreign countries. The net foreign source income and foreign tax per share outstanding on the dividend distribution date are as follows:

NET FOREIGN SOURCE INCOME	NET FOREIGN SOURCE INCOME PER SHARE	FOREIGN TAX	FOREIGN TAX PER SHARE
$4,782,560	$0.0954	$1,170,206	$0.0233

The Royce Funds 2019 Annual Report to Shareholders  |  87

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1

Age: 80 | Number of Funds Overseen: 16 | Tenure: Since 1982

Non-Royce Directorships: Director of Oxford Square Capital Corp.

Principal Occupation(s) During Past Five Years: A member of the Board of Managers of Royce & Associates, LP (“Royce”), the Trust’s investment adviser; Chief Executive Officer (1972–June 2016), President (1972-June 2014) of Royce.

Christopher D. Clark, Trustee1, President

Age: 54 | Number of Funds Overseen: 16 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee

Age: 71 | Number of Funds Overseen: 16 | Tenure: Since 2009

Non-Royce Directorships: Trustee of Voya Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Trustee

Age: 58 | Number of Funds Overseen: 16 | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (since 1999). Mr. Grisanti’s prior business experience includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Stephen L. Isaacs, Trustee 2

Age: 80 | Number of Funds Overseen: 16 | Tenure: Since 1989

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee

Age: 77 | Number of Funds Overseen: 36 | Tenure: Since 2004

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 19 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee 2

Age: 80 | Number of Funds Overseen: 16 | Tenure: Since 1982

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee

Age: 73 | Number of Funds Overseen: 36 | Tenure: Since 2001

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 19 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly Director of TICC Capital Corp (from 2003-2017): Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee

Age: 61 | Number of Funds Overseen: 16 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President

Age: 52 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 57 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 53 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 52 | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer

Age: 60 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1	Interested Trustee.
[2]	Retired effective December 31, 2019.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.royceinvest.com or by calling (800) 221-4268.

88 | The Royce Funds 2019 Annual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2019, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2019 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell Top 50 Mega Cap Index is an unmanaged, capitalization-weighted index of domestic mega-cap stocks that measures the performance of the 50 largest publicly traded U.S. companies in the Russell 3000 index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. The MSCI ACWI ex USA Large Cap Index is an unmanaged, capitalization-weighted index of global large-cap stocks, excluding the United States. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the Russell market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The ISM Manufacturing Index (ISM) monitors employment, production, inventories, new orders and supplier deliveries.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Investments in foreign securities, which generally may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.royceinvest.com. All publicly released material Fund information is disclosed by the Funds on their website at www.royceinvest.com. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

The Royce Funds 2019 Annual Report to Shareholders  |  89

About Royce Investment Partners	Contact Us

Unparalleled Knowledge + Experience	GENERAL INFORMATION
Pioneers in small-cap investing, with 45+ years	General Royce Funds information including:
of experience, depth of knowledge, and focus.	● How to open an account
● An overview of our firm and Funds
Independent Thinking	● Ordering literature including Prospectuses
The confidence to go against consensus, the insight	(800) 221-4268
to uncover opportunities others might miss, and the
tenacity to stay the course through market cycles.	ACCOUNT INFORMATION
Speak with a representative about:
Specialized Approaches	● Your account, transactions, and forms
U.S., international, and global investment strategies	(800) 841-1180
that pursue approaches with different risk profiles.
FINANCIAL ADVISORS, CONSULTANTS,
Unwavering Commitment	AND INSTITUTIONS
Our team of 17 portfolio managers has significant	Speak with your regional Royce contact regarding:
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● Information about our firm, strategies, and funds
● Resources for financial professionals, such as portfolio attribution reports
(800) 337-6923

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24-hour Automated Telephone Service
(800) 787-6923

OE-REP-1219

Item 2.  Code(s) of Ethics.   As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.  No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)

Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively.  Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

Year ended December 31, 2019 - $297,369

Year ended December 31, 2018 - $364,841

(b)	Audit-Related Fees:

Year ended December 31, 2019 - $0

Year ended December 31, 2018 - $0

(c)	Tax Fees:

Year ended December 31, 2019 - $160,058 – Preparation of tax returns and excise tax review

Year ended December 31, 2018 - $165,420 – Preparation of tax returns and excise tax review

(d)	All Other Fees:

Year ended December 31, 2019 - $0

Year ended December 31, 2018 - $0

(e)(1)      Annual Pre-Approval:  On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee.  This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval.  The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them.  Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval:  If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services.  To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement.  To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement.  The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee.  The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member.  The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

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(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2019 - $160,058

Year ended December 31, 2018 - $165,420

(h)	No such services were rendered during 2019 or 2018.

Item 5.  Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.

(a) See Item 1.

(b) Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders.  Not Applicable.

Item 11. Controls and Procedures.

(a)  Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)  Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

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Item 12.  Exhibits.   Attached hereto.

 (a)(1)    The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2)     Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not Applicable

(b)         Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Christopher D. Clark
Christopher D. Clark
President

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND			THE ROYCE FUND

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
	Christopher D. Clark		Peter K. Hoglund
	President		Treasurer

Date: February 28, 2020			Date: February 28, 2020

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